[Nuveen Logo]
Municipal
Bond Funds

May 31, 1998

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.


[Photo Appears Here]

Arizona

Colorado

New Mexico

Highlights

As of May 31, 1998
For Class A shares on net asset value




Credit Quality             Performance Highlights

Nuveen Flagship Arizona Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/pre-refunded   77%
AA                  8%
A                   7%
BBB/NR              8%


 .  Outperformed Lehman Brothers Municipal Bond Index and
   Lipper peer group average for the one-year period
 .  One-year total return of 9.56%
 .  Taxable equivalent yield of 6.79%*

Nuveen Flagship Colorado Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/pre-refunded   62%
AA                 16%
A                   6%
BBB/NR             16%


 .  Steady dividend for 16 consecutive months
 .  Outperformed Lehman Brothers Municipal Bond Index and
   Lipper peer group average for the one-year period
 . Ranked the sixth best-performing tax-free fund in the country for 1997 in Business Week**

Nuveen Flagship New Mexico Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/pre-refunded   60%
AA                 10%
A                  16%
BBB/NR             14%


 . Steady dividend for 16 consecutive months
 . Ranked in top 10% of funds in Lipper peer group
  for one-year period
 . One-year total return of 10.17%



 * For investors in the 34.3% combined federal and state income tax bracket.

** An article in the December 29, 1997, issue of Business Week ranked the Nuveen
   Flagship Colorado Municipal Bond Fund sixth out of 1,391 tax-free mutual funds based on total returns for the period from January 1, 1997-December 12, 1997. The total return data was provided by Morningstar, Inc., an independent investment information service, and reflects appreciation plus reinvestment of dividends and capital gains before taxes.


Is it Time for a Financial Check-Up?

Now is a great time to sit down with your financial adviser and review your financial plan. How can you make sure that your investment strategy is strong enough to provide the income you need today and versatile enough to change as your goals do? Here are some guidelines:

 . Make sure you and your adviser understand your current situation. How have your goals, objectives and risk profile changed? What are your current tax concerns, interests, lifestyle?

 . Revisit your current investment choices. If the value of one portion of your portfolio has grown substantially, it may be time to rebalance asset classes.

 . Determine how your asset mix will be implemented. Changing your asset allocation is generally a gradual process. Make sure you and your adviser have a clear understanding of each other's responsibilities. Define and discuss what you want in terms of support from your adviser.

 . Keep revisiting your plan. Don't assume that once you've revised your plan and reallocated your portfolio the process is finished.

It's recommended that you meet at least once a year with your financial adviser and usually more if there have been significant changes in interest rates, tax laws, retirement plan distributions, lifestyle or health.

Even if things haven't changed, it makes good financial sense to keep in touch with your adviser.



    Contents

 1  Dear Shareholder
 4  Arizona Commentary
    and Overview
 6  Colorado Commentary
    and Overview
 8  New Mexico Commentary
    and Overview
10  Report of Independent
    Public Accountants
11  Portfolio of Investments
23  Statement of Net Assets
24  Statement of Operations
25  Statement of Changes in Net Assets
26  Notes to Financial Statements
33  Financial Highlights
36  Building Better Portfolios
37  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


Wealth takes
a lifetime
to build.
Once achieved,
it should be
preserved.


I'm pleased to share with you this performance report for the Nuveen Arizona, Colorado and New Mexico municipal bond funds. Over the past 12 months, each of the funds continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.

For many of our shareholders, this annual report represents the first time you have received a consolidated report covering performance data for other Nuveen funds in addition to your own. These consolidated reports are part of our continuing efforts to control fund expenses; we achieve greater economies of scale for our shareholders through reducing paper, printing and mailing costs. By consolidating reports by region and incorporating several funds into one booklet, we have lowered these administrative expenses and made owning shares in a Nuveen fund more cost-efficient for you.

The Economy in Review

Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of its lowest levels in years. The Asian

"Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."



situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Municipal Market Review

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.

"Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."


Diversification: The Key to a Better Portfolio

In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 1998

Nuveen Flagship Arizona Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Jan Terbrueggen discusses fund performance, the municipal market, and key investment strategies for the Arizona fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review

After being a national leader in job growth for several years, Arizona seems to have hit a plateau. Arizona's economy has been adversely affected by downturns in several high-tech industries that export to Asia. The slowdown is seen by some economists as a return to more normal growth rates for the state.

Arizona's state government is fiscally sound and is expecting another budget surplus this year. In reaction, lawmakers enacted tax cuts for the sixth consecutive year. Additionally, the state's "rainy day fund" reserves will be increased by $75 million, to a total of more than $378 million.

In response to high population growth and low interest rates, municipal bond issuance in the state for the first four months of 1998 increased by 80 percent over the same period in 1997. Recently, though, issuance has slowed and high demand has driven the prices of municipal bonds higher. However, narrow spreads between the yields on higher- and lower-quality bonds increased the challenge of identifying value in the markets.

Fund Performance

Once again, the fund generated sound performance, turning in a total return of 9.56% for the year, which is equivalent to a taxable return of 12.24% for investors in the 34.3% combined federal and state income tax bracket. The total return outpaces both the Lehman Brothers Municipal Bond Index return of 9.38% and the average return of 8.73% for the peer group of Arizona municipal bond funds followed by Lipper Analytical Service, a nationally recognized performance measurement service. The Arizona Municipal Bond Fund also ranked eighth among the 39 Arizona municipal bond funds in its Lipper peer group. In addition, the fund provided a competitive yield of 4.46%, which is equivalent to a taxable yield of 6.79% for investors in the 34.3% combined federal and state income tax bracket.

The fund's strong performance was due in part to its long portfolio duration, which is a measure of the fund's price volatility in relation to changes in interest rates. With a duration of 7.68 years, the fund was somewhat longer than the Lehman Index average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. Another important factor in the fund's performance was the purchase of a number of high-quality, well-known holdings that are easy to sell and command competitive prices in the marketplace.

Key Strategies

One strategy was to "barbell" the structure of the fund. At one end of the barbell are zero-coupon bonds, which are purchased at a deep discount and are highly volatile, but have significant price appreciation potential. At the other end are high-coupon bonds, which provide significant income for the portfolio and are less volatile. That strategy paid off in last year's market rally, allowing the fund to earn a competitive income rate from the high-coupon bonds while benefiting from the strong price appreciation of the zero-coupon bonds. Other strategies included increasing the fund's holdings in the health care sector, which has been out of favor and offered some good values. We also had some success with housing bonds early in the year before their prices increased. We moved to improve the portfolio's protection against bond calls, which can negatively impact long-term performance if interest rates remain low and higher-paying bonds are called away.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Mike Davern assumed management responsibilities for this fund. Mike is a seven-year veteran of Nuveen with 16 years of experience as an investment professional. He has managed a range of other state municipal bond funds. Mike and his team will continue to work on protecting the portfolio from the risk of bond calls. At the same time, they will seek out individual values among the state's general obligation issues, which offer the greatest supply and also some of the most attractive opportunities. Another major focus for the coming year will be a greater emphasis on supporting the fund's dividend during this low interest rate environment by seeking quality bonds that offer competitive coupon rates.

                  Nuveen Flagship Arizona Municipal Bond Fund
                  Performance Overview
                  As of May 31, 1998


Monthly Tax-Free Dividends (Class A Shares)/1/


[CHART APPEARS HERE]

0.046       6/97
0.046       7/97
0.046       8/97
0.046       9/97
0.046      10/97
0.046      11/97
0.046      12/97
0.0455      1/98
0.0455      2/98
0.0455      3/98
0.0455      4/98
0.0455      5/98

Top 5 Sectors
Tax Obligation (General)    28%
U.S. Guaranteed             23%
Health Care                 13%
Tax Obligation (Limited)    11%
Water and Sewer              8%
-------------------------------


1 The fund also paid shareholders taxable distributions in December of $0.0180 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 34.3%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Portfolio Statistics

Share Class                                                  A        B        C          R
-------------------------------------------------------------------------------------------
Inception Date                                           10/86     2/97     2/94       2/97
Net Asset Value                                         $11.40   $11.39   $11.39   $  11.40
Fund Net Assets ($000)                                                             $114,374
Average Weighted Maturity (Years)                                                     14.69
Average Weighted Duration (Years)                                                      7.68
-------------------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                                    A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------------------
1-Year                                          9.56%     4.96%    8.67%    8.89%     9.79%
5-Year                                          6.67%     5.76%    6.02%    6.07%     6.73%
10-Year                                         8.53%     8.07%    8.06%    7.93%     8.56%
-------------------------------------------------------------------------------------------

Tax-Free Yields

Share Class                                    A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------------------
Distribution Rate                               4.79%     4.59%    4.06%    4.27%     5.00%
SEC 30-Day Yield                                4.46%     4.27%    3.72%    3.92%     4.66%
Taxable Equivalent Yield/3/                       6.79%     6.50%    5.66%    5.97%     7.09%
-------------------------------------------------------------------------------------------

Index Comparison/4/

[CHART APPEARS HERE]

          Nuveen Flagship      Nuveen Flagship    Lehman Brothers
         Arizona Municipal    Arizona Municipal      Municipal
          Bond Fund (NAV)     Bond Fund (Offer)     Bond Index
5/88         10,000                9,580              10,000
5/89         11,404               10,925              11,149
5/90         12,033               11,528              11,965
5/91         13,141               12,589              13,171
5/92         14,487               13,879              14,466
5/93         16,422               15,732              16,195
5/94         16,737               16,034              16,595
5/95         18,417               17,644              18,107
5/96         19,193               18,387              18,934
5/97         20,699               19,830              20,505
5/98         22,682               21,729              22,430

Lehman Brothers Municipal Bond Index                 $22,430
Nuveen Flagship Arizona Municipal Bond Fund (NAV)    $22,682
Nuveen Flagship Arizona Municipal Bond Fund (Offer)  $21,729

Past performance is not predictive of future results.

Nuveen Flagship Colorado Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Jan Terbrueggen discusses fund performance, the municipal market, and key investment strategies for the Colorado fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.

State Economic and Market Review
Colorado has enjoyed significant economic and employment growth over the past several years. The magnitude and duration of that growth has strained the infrastructure, which in turn has resulted in increased bond financing. The volume of new bond issues for the state was up over 50 percent in the first half of 1998.

The state is also adjusting to the constraints of the Taxpayer's Bill of Rights (TABOR), which was enacted in 1992 and imposed new constitutional limitations on taxes, revenue and debt. In January 1998, the governor's office predicted $360 million of TABOR excess reserves for this fiscal year and $295 million for the 1999 fiscal year. The voters will now decide whether the excess revenues will be rebated to the taxpayers or spent on governmental services within the state.

State municipal bond supplies were strong last year, although narrow spreads between the yields on higher- and lower-quality bonds increased the challenge of identifying value in the markets. However, we took advantage of Nuveen's top research team to identify undervalued bonds in attractive areas such as housing issues and non-rated bonds.

Fund Performance
Once again the fund posted outstanding results and superior performance compared with its peers. For the year ended May 31, 1998, the total return on net asset value for the Colorado Municipal Bond Fund was 11.85%, outpacing the 9.38% return of the Lehman Brothers Municipal Bond Index by almost 250 basis points. The fund surpassed the average return of 9.47% for its Lipper peer group of Colorado municipal bond funds by almost the same margin and was ranked second among the 26 Colorado municipal bond funds followed by Lipper. The fund also generated a competitive taxable equivalent yield of 6.47% for investors in the combined 34.5% federal and state income tax bracket, and provided steady dividends throughout the year. This excellent performance record was recognized by Business Week magazine, which ranked the fund the sixth best-performing tax-free fund in the country for 1997.*

Key Strategies
The fund's strong performance was due in part to its long portfolio duration, which is a measure of the fund's price volatility in relation to changes in interest rates. With a duration of 8.60 years, the fund was longer than the Lehman Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. Pre-refunded bonds also played an important role in this outstanding performance. In a pre-refunding, bonds are essentially paid off by their issuer and backed by U.S. Treasury securities until they can be called from the portfolio. As a result these bonds increase in value, with lower-rated and non-rated bonds tending to increase more in value than higher-rated bonds. During the past year, a number of the lower-rated bonds in the portfolio were pre-refunded, including several non-rated bonds such as Denver Toll Road issues that Nuveen Research helped us uncover in our search for value. Throughout the year, we focused on finding these high-quality, non-rated bonds and other undervalued areas such as housing issues that provided competitive yields and the potential for strong price appreciation.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

Outlook for the Future
On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Mike Davern assumed management responsibilities for this fund. Mike is a seven-year veteran of Nuveen with 16 years of experience as an investment professional. He has managed a range of other state municipal bond funds. Given the uncertainty about the continued strength of the bond market in the coming year, Mike and his team plan to shorten the portfolio's duration to decrease volatility going forward. Until the yield spreads between lower- and higher-quality bonds widen, they will continue to seek out value from smaller, non-rated bond issues and other areas of the municipal bond market that offer strong yields, such as housing and lease-backed issues.

Nuveen Flagship Colorado Municipal Bond Fund

Performance Overview

As of May 31, 1998



--------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/1/
--------------------------------------------------



             [BAR GRAPH APPEARS HERE]

0.0435     6/97
0.0435     7/97
0.0435     8/97
0.0435     9/97
0.0435    10/97
0.0435    11/97
0.0435    12/97
0.0435     1/98
0.0435     2/98
0.0435     3/98
0.0435     4/98
0.0435     5/98

--------------------------------------------------
Top 5 Sectors
--------------------------------------------------
U.S. Guaranteed                                39%
--------------------------------------------------
Housing (Multifamily)                          19%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Tax Obligation (General)                        8%
--------------------------------------------------
Education and Civic Organizations               8%
--------------------------------------------------

------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------
Share Class                                   A         B         C          R
------------------------------------------------------------------------------
Inception Date                             5/87      2/97      2/97       2/97
------------------------------------------------------------------------------
Net Asset Value                          $10.81    $10.82    $10.80    $ 10.81
------------------------------------------------------------------------------
Fund Net Assets ($000)                                                 $40,572
------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                        20.18
------------------------------------------------------------------------------
Average Weighted Duration (Years)                                         8.60
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Annualized Total Return/2/
------------------------------------------------------------------------------
Share Class                   A(NAV)    A(Offer)         B         C         R
------------------------------------------------------------------------------
1-Year                        11.85%       7.21%    11.03%    11.17%    11.98%
------------------------------------------------------------------------------
5-Year                         7.29%       6.38%     6.67%     6.85%     7.35%
------------------------------------------------------------------------------
10-Year                        8.56%       8.10%     8.08%     8.15%     8.59%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Tax-Free Yields
------------------------------------------------------------------------------
Share Class                   A(NAV)   A(Offer)         B         C          R
------------------------------------------------------------------------------
Distribution Rate              4.83%      4.63%     4.10%     4.28%      5.05%
------------------------------------------------------------------------------
SEC 30-Day Yield               4.24%      4.06%     3.49%     3.69%      4.44%
------------------------------------------------------------------------------
Taxable Equivalent Yield/3/    6.47%      6.20%     5.33%     5.63%      6.78%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Index Comparison/4/
------------------------------------------------------------------------------



                        [LINE CHART APPEARS HERE]

        Nuveen Flagship       Nuveen Flagship      Lehman Brothers
      Colorado Municipal    Colorado Municipal        Municipal
       Bond Fund (NAV)       Bond Fund (Offer)        Bond Index
5/88       10,000                 9,580                10,000
5/89       11,282                10,808                11,149
5/90       11,913                11,412                11,965
5/91       12,954                12,410                13,171
5/92       14,222                13,625                14,466
5/93       15,985                15,314                16,195
5/94       16,310                15,625                16,595
5/95       17,865                17,115                18,107
5/96       18,603                17,822                18,934
5/97       20,322                19,468                20,505
5/98       22,730                21,775                22,430

-- Lehman Brothers Municipal Index                          $22,430
-- Nuveen Flagship Colorado Municipal Bond Fund (NAV)       $22,730
-- Nuveen Flagship Colorado Municipal Bond Fund (Offer)     $21,775

Past performance is not predictive of future results.

1 The fund also paid shareholders taxable distributions in December of $0.0025 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 34.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship New Mexico Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Jan Terbrueggen discusses fund performance, the municipal market, and key investment strategies for the New Mexico fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review

New Mexico's economy appears to be stabilizing after going through a growth spurt in the early 1990s. Growth in the Albuquerque metro area, the focal point of the state's economy, has slowed due to some recent corporate downsizing, but the area's economy remains diverse and healthy. Economic development in the rest of the state should be enhanced by more than $1.5 billion in federal highway funds to be received over the next six years, as well as the state's plan to issue $1.2 billion in state highway revenue bonds to finance several long-overdue highway projects.

The state government is in solid financial shape, with growing revenues and reserve fund balances. Municipal bond issuance in the state dropped 39% for the first four months of the year compared with the same period in 1997. However, the state highway revenue bonds as well as $79 million of state general obligation bonds are on the horizon.

Fund Performance

The New Mexico Municipal Bond Fund performed exceptionally well during the year, generating a total return on net asset value of 10.17%, which is equivalent to a taxable return of 13.13% for investors in the 36.9% combined federal and state income tax bracket. The total return outpaced the return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index and surpassed the average return of 8.46% for its peer group of funds followed by Lipper Analytical Service, a nationally recognized performance measurement service. The fund also ranked among the top 10 percent of small-state municipal bond funds in the "other states" Lipper peer group. In addition to strong total returns, the fund provided a competitive yield of 4.56%, which is equivalent to a taxable yield of 7.23% for investors in the 36.9% combined federal and state income tax bracket.

The fund's strong performance was due in part to its long portfolio duration, which is a measure of the fund's price volatility in relation to changes in interest rates. With a duration of 8.04 years, the fund was somewhat longer than the Lehman Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn.

Key Strategies

One strategy was to "barbell" the structure of the fund. At one end of the barbell are zero-coupon bonds, which are purchased at a deep discount and are highly volatile, but have significant price appreciation potential. At the other end are high-coupon bonds, which provide significant income for the portfolio and are less volatile. That strategy paid off in last year's market rally, allowing the fund to earn a competitive income rate from the high-coupon bonds while benefiting from the strong price appreciation of the zero-coupon bonds. Other strategies included increasing the fund's holdings in non-callable bonds, specifically a University of New Mexico issue and bonds issued by the Santa Fe Correctional Facility. These non-callable bonds help protect the fund's dividend by ensuring a dependable income stream because we know that these bonds will not be called away from the portfolio until their maturity dates.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were weighted toward limited tax obligation bonds, which are the most heavily issued bonds in the state and accounted for 28% of the portfolio. Other key sectors in the fund included education and civic organization bonds at 17%, single-family housing debt at 16% and utility bonds at 13%.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Mike Davern assumed management responsibilities for this fund. Mike is a seven-year veteran of Nuveen with 16 years of experience as an investment professional. He has managed a range of other state municipal bond funds. Issuance should remain strong in the coming year, which will help Mike and his team maintain and execute their strategies for the fund. Their efforts in the coming year will include further protecting the portfolio from the risk of bond calls. At the same time, they will seek out individual values among the state's general obligation issues, which offer the greatest supply and also some of the most attractive opportunities.

                Nuveen Flagship New Mexico Municipal Bond Fund
                             Performance Overview
                              As of May 31, 1998


--------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)
--------------------------------------------------



             [BAR GRAPH APPEARS HERE]

0.042     6/97
0.042     7/97
0.042     8/97
0.042     9/97
0.042    10/97
0.042    11/97
0.042    12/97
0.042     1/98
0.042     2/98
0.042     3/98
0.042     4/98
0.042     5/98

--------------------------------------------------
Top 5 Sectors
--------------------------------------------------
Tax Obligation (Limited)                       28%
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Housing (Single-family)                        16%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Long-Term Care                                  6%
--------------------------------------------------


------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------
Share Class                                   A         B         C          R
------------------------------------------------------------------------------
Inception Date                             9/92      2/97      2/97       2/97
------------------------------------------------------------------------------
Net Asset Value                          $10.67    $10.67    $10.67    $ 10.70
------------------------------------------------------------------------------
Fund Net Assets ($000)                                                 $58,320
------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                        20.76
------------------------------------------------------------------------------
Average Weighted Duration (Years)                                         8.04
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Annualized Total Return/1/
------------------------------------------------------------------------------
Share Class                   A(NAV)   A(Offer)         B         C         R
------------------------------------------------------------------------------
1-Year                        10.17%      5.49%     9.46%     9.60%     10.59%
------------------------------------------------------------------------------
5-Year                         6.63%      5.72%     5.99%     6.21%      6.74%
------------------------------------------------------------------------------
Since inception                7.28%      6.47%     6.64%     6.86%      7.38%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Tax-Free Yields
------------------------------------------------------------------------------
Share Class                   A(NAV)   A(Offer)         B         C          R
------------------------------------------------------------------------------
Distribution Rate              4.72%      4.52%     3.99%     4.22%      4.93%
------------------------------------------------------------------------------
SEC 30-Day Yield               4.56%      4.37%     3.81%     4.01%      4.76%
------------------------------------------------------------------------------
Taxable Equivalent Yield/2/    7.23%      6.93%     6.04%     6.35%      7.54%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Index Comparison/3/
------------------------------------------------------------------------------



                          [LINE CHART APPEARS HERE]

          Nuveen Flagship         Nuveen Flagship      Lehman Brothers
       New Mexico Municipal    New Mexico Municipal       Municipal
         Bond Fund (NAV)        Bond Fund (Offer)         Bond Index
9/92         10,000                   9,580                 10,000
5/93         10,878                  10,421                 10,726
5/94         11,085                  10,619                 10,991
5/95         12,111                  11,603                 11,992
5/96         12,496                  11,971                 12,540
5/97         13,609                  13,037                 13,580
5/98         14,991                  14,361                 14,855

-- Lehman Brothers Municipal Bond Index                    $14,855
-- Nuveen Flagship New Mexico Municipal Bond Fund (NAV) $14,991 -- Nuveen Flagship New Mexico Municipal Bond Fund (Offer) $14,361

Past performance is not predictive of future results.

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 36.9%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund, and Nuveen Flagship New Mexico Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1998, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund, and Nuveen Flagship New Mexico Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Chicago, Illinois
July 17, 1998

Portfolio of Investments
Nuveen Flagship Arizona Municipal Bond Fund
May 31, 1998

  Principal                                                                                Optional Call                    Market
     Amount    Description                                                                   Provisions*   Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 0.9%

$ 1,000,000    Mesa, Arizona, Industrial Development Authority, Industrial Revenue, TRW     No Opt. Call         N/R    $1,084,880
                 Vehicle Safety System Inc. Project, 7.250%, 10/15/04 (Alternative
                 Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 0.2%

    250,000    Casa Grande, Arizona, Industrial Development Authority, Pollution            12/02 at 103          A1       275,673
                 Control Revenue Bonds (Frito-Lay Inc/PepsiCo), Series 1984, 6.650%,
                 12/01/14
----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 3.1%

    570,000    Arizona Educational Loan Marketing Corporation, 1992 Educational Loan         3/02 at 101         Aa2       616,113
                 Revenue Bonds, Series B, 7.000%, 3/01/05 (Alternative Minimum Tax)

    100,000    Arizona Educational Loan Marketing Corporation, Educational Loan Revenue      9/02 at 101          Aa       107,436
                 Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

  1,500,000    Student Loan Acquisition Authority of Arizona (a nonprofit corporation        5/04 at 102          Aa     1,631,925
                 organized pursuant to the laws of the State of Arizona), Student Loan
                 Revenue Bonds, Series 1994, 6.600%, 5/01/10 (Alternative Minimum Tax)

    500,000    The Industrial Development Authority of the City of Glendale, Arizona,        5/06 at 102         AAA       538,435
                 Revenue Bonds, Midwestern University, Series 1996A, 6.000%, 5/15/16

    300,000    Arizona Board of Regents, University of Arizona, System Revenue Refunding     6/02 at 102          AA       325,218
                 Bonds, Series 1992, 6.250%, 6/01/11

    335,000    Yavapai County Community College, District of Yavapai County, Arizona,        7/03 at 101          A-       354,333
                 Revenue Bonds, Series 1993, 6.000%, 7/01/12
----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 13.2%

  1,250,000    Arizona Health Facilities Authority, Revenue Bonds (Arizona Voluntary        10/99 at 101         AAA     1,312,950
                 Hospital Federation, Pooled Loan Program), 1985 Series B, 7.250%,
                 10/01/13

  2,775,000    The Industrial Development Authority of the County of Maricopa (Arizona),    No Opt. Call         AAA     3,486,566
                 Samaritan Health Services, Hospital System Revenue Refunding Bonds,
                 Series 1990A, 7.000%, 12/01/16

    375,000    The Industrial Development Authority of the County of Maricopa (Arizona),    12/00 at 102         AAA       410,426
                 Hospital Refunding Revenue Bonds (John C. Lincoln Hospital and Health
                 Center), Series 1990, 7.500%, 12/01/13

    600,000    The Industrial Development Authority of the County of Maricopa (Arizona),     9/05 at 101         AAA       619,716
                 Baptist Hospital System Revenue Refunding Bonds, Series 1995, 5.500%,
                 9/01/16

               The Industrial Development Authority of the City of Phoenix, Arizona,
               Hospital Revenue Bonds (John C. Lincoln Hospital and Health Center),
               Series 1994:
    500,000      6.000%, 12/01/10                                                           12/03 at 102        BBB+       525,985
    500,000      6.000%, 12/01/14                                                           12/03 at 102        BBB+       526,105

               The Industrial Development Authority of the County of Pima, Arizona,
               Health Care System Revenue Bonds, Carondelet Health Care Corporation of
               Arizona Issue, Series 1993:
    500,000      5.250%, 7/01/12                                                            No Opt. Call         AAA       528,080
    640,000      5.250%, 7/01/13                                                            No Opt. Call         AAA       674,163

  1,500,000    Industrial Development Authority of the City of Scottsdale, Arizona          No Opt. Call         AAA     1,623,540
                 (Scottsdale Memorial Hospitals),
                 5.500%, 9/01/12

               Industrial Development Authority of the City of Scottsdale, Arizona,
               Hospital Revenue Refunding Bonds (Scottsdale Memorial Hospitals),
               Series 1997A:
  2,000,000      6.000%, 9/01/12                                                             9/07 at 102         AAA     2,179,380
  3,000,000      6.125%, 9/01/17                                                             9/07 at 102         AAA     3,265,950

               Portfolio of Investments
               Nuveen Flagship Arizona Municipal Bond Fund (continued) May 31, 1998

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily--1.8%

$   295,000    Phoenix Housing Finance Corporation (Arizona), Mortgage Revenue              7/02 at 101          AAA     $  309,228
                 Refunding Bonds, Series 1992A (FHA Insured Mortgage Loans--Section 8
                 Assisted Projects), 6.500%, 7/01/24

               Phoenix Industrial Development Authority (FHA Insured, Chris Ridge
                 Village Project):
    200,000      6.750%, 11/01/12                                                           11/02 at 101         AAA        212,388
    425,000      6.800%, 11/01/25                                                           11/02 at 101         AAA        448,039

    500,000    The Industrial Development Authority of the City of Phoenix, Arizona,         2/03 at 102         Aaa        512,520
                 Multifamily Housing Revenue Refunding Bonds, Series 1993 (GNMA
                 Collateralized--Meadow Glen Apartments Project), 5.800%, 8/20/28

    500,000    The Industrial Development Authority of the City of Tempe, Arizona,           6/03 at 102         AAA        522,150
                 Multi-Family Mortgage Refunding Bonds, Series 1993A (FHA Insured
                 Mortgage Loan--Quadrangles Village Apartments), 6.250%, 6/01/26

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family--1.7%

    485,000    The Industrial Development Authority of the City of Phoenix, Arizona,         6/05 at 102         AAA        504,221
                 Statewide Single Family Mortgage Revenue Bonds, Series 1995, 6.150%,
                 12/01/08 (Alternative Minimum Tax)

    390,000    The Industrial Development Authority of the County of Pima (Arizona),         8/05 at 102           A        415,448
                 Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.500%,
                 2/01/17

  1,000,000    The Industrial Development Authority of the County of Pima (Arizona),         5/07 at 102         AAA      1,062,600
                 Single Family Mortgage Revenue Bonds, Series 1997A, 6.250%, 11/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               Long Term Care--1.6%

  1,670,000    The Industrial Development Authority of the County of Cochise, Arizona,       5/04 at 102         AAA      1,873,773
                 Tax Exempt Mortgage Revenue Refunding Bonds, Series 1994A (GNMA
                 Collateralized--Sierra Vista Care Center), 6.750%, 11/20/19
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General--27.7%

    800,000    City of Chandler, Arizona, General Obligation Refunding Bonds, Series         7/01 at 101         AAA        868,832
                 1991, 7.000%, 7/01/12

               Sierra Vista Unified School District No. 68 of Cochise County, Arizona,
                 General Obligation Refunding Bonds, Series 1992:
    250,000      7.500%, 7/01/09                                                            No Opt. Call         AAA        314,275
    300,000      7.500%, 7/01/10                                                            No Opt. Call         AAA        380,772

    250,000    Government of Guam, General Obligation Bonds, Series 1993A, 5.400%,          11/03 at 102         BBB        251,518
                 11/15/18

    375,000    Maricopa Rural Road Improvement District of Pinal County, Arizona,            7/99 at 101         N/R        386,798
                 Refunding Bonds, Series 1994, 6.900%, 7/01/05

  1,000,000    Maricopa County School District No. 3, General Obligation Improvement         7/04 at 102         AAA      1,093,200
                 and Refunding Bonds, Series 1994, 6.000%, 7/01/13

    750,000    Peoria Unified School District No. 11 of Maricopa County, Arizona,            7/01 at 101         AAA        805,478
                 School Improvement and Refunding Bonds, Series 1992, 6.400%, 7/01/10

    675,000    Maricopa County, Arizona, School District No. 11, Peoria Unit Refunding,     No Opt. Call         AAA        467,978
                 Second Series, 0.000%, 7/01/06

  1,440,000    Crieghton Elementary School District No. 14 of Maricopa County, Arizona,     No Opt. Call         AAA        949,925
                 Capital Appreciation Refunding Bond, Series 1994, 0.000%, 7/01/07

               Kyrene Elementary School District No. 28 of Maricopa County, Arizona,
                 Refunding Bonds, Series 1993C:
  4,000,000      0.000%, 7/01/07                                                            No Opt. Call         AAA      2,638,680
  1,870,000      0.000%, 1/01/09                                                            No Opt. Call         AAA      1,141,055
  3,805,000      0.000%, 1/01/10                                                            No Opt. Call         AAA      2,190,995
  2,500,000      0.000%, 7/01/10                                                            No Opt. Call         AAA      1,405,675
  6,000,000      0.000%, 1/01/11                                                            No Opt. Call         AAA      3,253,980

     50,000    Kyrene Elementary School District No. 28 of Maricopa County, Arizona,         7/02 at 100         AAA         53,058
                 School Improvement Bonds, Project of 1990, Series E (1993), 6.000%,
                 7/01/12

               Maricopa County, Arizona, Glendale School District No. 40, Improvement
                 Bonds:

    500,000      6.200%, 7/01/09                                                             7/05 at 101         AAA        559,245
  2,500,000      6.250%, 7/01/10                                                             7/05 at 101         AAA      2,795,675
  1,750,000      6.300%, 7/01/11                                                             7/05 at 101         AAA      1,946,438


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 2,000,000    Gilbert Unified School District No. 41 of Maricopa County, Arizona,          No Opt. Call         AAA     $1,418,360
                Refunding Bonds, Series 1994, 0.000%, 1/01/06

    500,000    Maricopa County, Arizona, Gilbert Unit School District No. 41,                7/08 at 100         AAA        555,305
                6.250%, 7/01/15

    515,000    Maricopa County, Arizona, Alhambra Elementary School District No. 68,         7/04 at 102         AAA        583,948
                Refunding, Series A, 6.750%, 7/01/14

    500,000    Maricopa County, Arizona, Unified School District No. 80 (Chandler),         No Opt. Call         AAA        580,425
                6.250%, 7/01/11

  1,275,000    Maricopa County, Arizona, School District No. 98, Fountain Hills Unit,       No Opt. Call         AAA        883,958
                Refunding, 0.000%, 7/01/06

    635,000    Navajo County, Arizona, Unit School District No. 32, Blue Ridge,              7/06 at 101         AAA        686,327
                Formerly Navajo County, Arizona, Unit School Projects of 1994,
                School Improvement, 5.800%, 7/01/14

  1,000,000    Pima County, Arizona, Tucson Unit School District No. 1,                     No Opt. Call         AAA      1,272,470
                Refunding, 7.500%, 7/01/10

    300,000    Tucson Unified School District No.1 of Pima County, Arizona, School           7/02 at 102         AAA        327,744
                Improvement Bonds, Project of 1989, Series D (1992), 6.100%, 7/01/12

    500,000    Pima County, Arizona, Tanque Verde Unit School District No. 13,               7/04 at 102         AAA        570,220
                Refunding and Improvement, 6.700%, 7/01/10

    315,000    Scottsdale Mountain Community Facilities District, Arizona, Series A,         7/03 at 102           A        338,893
                6.200%, 7/01/17

    225,000    City of Tempe, General Obligation Bonds, Series 1992B, 6.000%, 7/01/08        7/02 at 101         AA+        242,795

    600,000    Tempe Union High School District No. 213 of Maricopa County, Arizona,         7/04 at 101         AAA        654,696
                School Improvement and Refunding Bonds, Series 1994, 6.000%, 7/01/12

  1,130,000    Tucson, Arizona, Refunding, 5.000%, 7/01/19                                   7/07 at 100          AA      1,127,028

    675,000    Yuma Union High School District No. 70 of Yuma County, Arizona, School        7/02 at 101         AAA        721,629
                Improvement Bonds, Series 1994, 5.700%, 7/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 11.1%

    700,000    Apache County (Arizona), Public Finance Corporation, Certificates of          5/00 at 102           A        722,953
                Participation, Series 1994, Arizona Department of Corrections,
                5.500%, 5/01/10

    250,000    State of Arizona, Refunding Certificates of Participation, Series             9/02 at 102         AAA        271,600
                1992B, 6.250%, 9/01/10

    225,000    Arizona Municipal Financing Program, Certificates of Participation,          No Opt. Call         AAA        310,012
                Series 11, 8.000%, 8/01/17

    965,000    City of Bullhead City, Bullhead Parkway Improvement District,                 1/03 at 103         Baa      1,032,936
                Improvement Bonds, 6.100%, 1/01/13

    350,000    City of Bullhead City, Arizona, Municipal Property Corporation,               7/08 at 101         Aaa        346,168
                Excise Tax Revenue Bonds (Wastewater Treatment Plant Improvements),
                Series 1998, 5.000%, 7/01/17

    550,000    City of Douglas (Arizona), Municipal Property Corporation, Municipal          7/05 at 101         AAA        585,041
                Facilities Excise Tax Revenue Bonds, Series 1995, 5.750%, 7/01/15

    280,000    Eloy Municipal Property Corporation, Municipal Facilities Revenue Bonds,      7/02 at 101         BBB        304,156
                Series 1992, 7.000%, 7/01/11

    385,000    City of Flagstaff, Arizona, Junior Lien, Street and Highway User             No Opt. Call         AAA        433,857
                Revenue Bonds, Series 1992, 5.900%, 7/01/10

    300,000    Hospital District No. 1, Maricopa County, Arizona, Hospital Facilities        6/04 at 101         AAA        328,827
                Refunding Bonds, Series B (1992), 6.250%, 6/01/10

  1,000,000    Hospital District No. 1, Maricopa County, Arizona, General Obligation         6/06 at 101           A      1,087,450
                Bonds, Series 1996, 6.500%, 6/01/17

               City of Peoria, Arizona, Improvement District No. 8801 (North Valley
                Power Center), Improvement Bonds:
    425,000     7.300%, 1/01/12                                                              1/03 at 101         BBB        466,174
    460,000     7.300%, 1/01/13                                                              1/03 at 101         BBB        504,367

    300,000    City of Phoenix, Arizona, Junior Lien, Street and Highway User Revenue        7/02 at 102          A+        326,394
                Refunding Bonds, Series 1992, 6.250%, 7/01/11

               Pinal County, Arizona, Certificates of Participation, Series 1994:
    300,000     6.375%, 6/01/06                                                              6/02 at 100          AA        323,259
    200,000     6.500%, 6/01/09                                                              6/02 at 100          AA        215,956

  2,050,000    Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A      2,148,503
                Bonds, Series Y of 1996, 5.500%, 7/01/36

               Portfolio of Investments
               Nuveen Flagship Arizona Municipal Bond Fund (continued) May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$ 2,100,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed,               7/07 at 101 1/2           A    $ 2,097,102
                 Government Facilities, Series B, 5.250%, 7/01/21

    850,000    City of Tucson, Arizona, Certificates of Participation, Series                7/04 at 100          AA        934,023
                 1994, 6.375%, 7/01/09

    250,000    Business Development Finance Corporation, Tucson (Arizona), Local             7/02 at 102         AAA        271,308
                 Development Lease Revenue Refunding Bonds, Series 1992, 6.250%,
                 7/01/12

-----------------------------------------------------------------------------------------------------------------------------------
               Transportation--1.5%

    500,000    Phoenix Airport System, Alternative Minimum Tax, 6.400%, 7/01/12              7/04 at 102         AAA        550,665
                 (Alternative Minimum Tax)

    500,000    Tucson, Arizona, Airport Authority Inc., Series B, 7.125%, 6/01/15            6/00 at 102         AAA        535,245
                 (Alternative Minimum Tax)

    575,000    Tucson, Arizona, Airport Authority, Inc., Airport Revenue                     6/03 at 102         AAA        615,624
                 Refunding Bonds, Series 1993, 5.700%, 6/01/13

-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed--23.2%

    300,000    Arizona Health Facilities Authority, Hospital System Revenue                  9/03 at 100         AAA        328,011
                 Refunding Bonds (Phoenix Baptist Hospital and Medical Center,
                 Inc. and Medical Environments, Inc.), Series 1992, 6.250%, 9/01/11

    200,000    Arizona Municipal Financing Program, Certificates of                         No Opt. Call         AAA        250,948
                 Participation, Series 20, 7.700%, 8/01/10

    500,000    State of Arizona, Arizona Transportation Board, Highway Revenue               7/00 at 101         AAA        535,340
                 Bonds, Series 1990, 7.000%, 7/01/09 (Pre-refunded to 7/01/00)

    300,000    Arizona Board of Regents, Arizona State University, System Revenue            7/02 at 101         Aaa        335,034
                 Bonds, Series 1989, 7.000%, 7/01/15 (Pre-refunded to 7/01/02)

               Sedona-Oak Creek Joint Unified School District No. 9 of Coconino
               and Yavapai Counties, Arizona, School Improvement Bonds, Project
               of 1992, Series A:
    250,000      6.700%, 7/01/06 (Pre-refunded to 7/01/01)                                   7/01 at 101       A-***        271,518
    250,000      6.750%, 7/01/07 (Pre-refunded to 7/01/01)                                   7/01 at 101       A-***        271,878

    365,000    Maricopa County, Arizona, Hospital Revenue Bonds, Series 1980                No Opt. Call         AAA        455,830
                 (St. Luke's Hospital Medical Center), 8.750%, 2/01/10

    375,000    The Industrial Development Authority of the County of Maricopa               12/00 at 102         AAA        413,243
                 (Arizona), Hospital Refunding Revenue Bonds (John C. Lincoln
                 Hospital and Health Center), Series 1990, 7.500%, 12/01/13
                 (Pre-refunded to 12/01/00)

 17,300,000    The Industrial Development Authority of the County of Maricopa               No Opt. Call         AAA      7,037,467
                 (Arizona), Single Family Mortgage Revenue Bonds, Series 1984,
                 0.000%, 2/01/16

  1,250,000    The Industrial Development Authority of the County of Maricopa,               7/99 at 102         AAA      1,319,013
                 Arizona, Mercy Health System Insured Revenue Bonds, 1985 Series B,
                 7.150%, 7/01/12 (Pre-refunded to 7/03/99)

    265,000    Kyrene Elementary School District No. 28 of Maricopa County,                  7/02 at 100         AAA        284,024
                 Arizona, School Improvement Bonds, Project of 1990, Series E, 6.000%,
                 7/01/12 (Pre-refunded to 7/01/02)

               Maricopa County, Arizona, School District No. 214, Tolleson Unit
               High, Series B:
    575,000      6.500%, 7/01/09                                                             7/00 at 100         AAA        610,650
    300,000      6.500%, 7/01/10                                                             7/00 at 100         AAA        318,600

  1,250,000    Arizona Board of Regents, Northern Arizona University, System                 6/99 at 100         Aaa      1,296,188
                 Revenue Bonds, Series 1989, 7.500%, 6/01/08 (Pre-refunded to 6/01/99)

    700,000    Peoria Municipal Development Authority, Inc., Municipal Facilities            7/99 at 102         AAA        737,660
                 Revenue Bonds, Arizona, Series 1991, 7.000%, 7/01/10 (Pre-refunded to 7/01/99)

    400,000    City of Phoenix (Arizona), Civic Improvement Corporation,                     7/03 at 102         AAA        442,868
                 Wastewater System Lease Revenue Bonds, Series 1993, 6.125%,
                 7/01/23 (Pre-refunded to 7/01/03)

    500,000    City of Phoenix, Arizona, Senior Lien, Street and Highway User                7/02 at 102          AA        548,400
                 Revenue Bonds, Series 1992, 6.250%, 7/01/11

    650,000    Tucson Unified School District No. 1 of Pima County, Arizona,                 7/00 at 101        A***        698,120
                 School Improvement Bonds, Project of 1989, Series B (1990),
                 7.200%, 7/01/09 (Pre-refunded to 7/01/00)

    460,000    Pima County, Arizona, Sewer Revenue Refunding, 6.750%, 7/01/15                7/01 at 101         AAA        500,673
                 (Pre-refunded to 7/01/01)

  1,500,000    Price-Elliot Research Park, Inc., Arizona State University,                   7/01 at 102         AAA      1,655,775
                 Research Park Development Refunding Bonds, Series 1991,
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$  1,925,000   Tatum Ranch, Arizona, Community Facilities District, Series A,               7/02 at 102     A***       $  2,155,577
                District General Obligation Bonds, Series 1991A , 6.875%, 7/01/16
                (Pre-refunded to 7/01/02)

  11,570,000   Tucson and Pima County Industrial Development Authorities, Single            No Opt. Call    AAA           5,083,742
                Family Mortgage, 0.000%, 12/01/14

     500,000   City of Tucson, Arizona, General Obligation Bonds, Series 1984-G,            7/04 at 101     AAA             559,140
                6.250%, 7/01/18 (Pre-refunded to 7/01/04)

     390,000   City of Tucson, Arizona, Water System Revenue Bonds, Series                  7/06 at 101     AAA             438,352
                1994-A, 6.000%, 7/01/21 (Pre-refunded to 7/01/06)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 5.0%

     500,000   Central Arizona Water Conservation District (Central Arizona                 No Opt. Call     AA-            544,430
                Project), Contract Revenue Refunding Bonds, Series A 1993,
                5.500%, 11/01/10

       5,000   Central Arizona Water Conservation District (Central Arizona                 5/01 at 102     AA-               5,379
                Project), Contract Revenue Bonds, Series B 1991,
                6.500%, 11/01/11

   2,000,000   Coconino County, Arizona, Pollution Control Corporation, Pollution           10/06 at 102    BBB-          2,164,300
                Control Revenue Bonds (Nevada Power Company Project), Series 1996,
                6.375%, 10/01/36 (Alternative Minimum Tax)

   1,000,000   City of Mesa, Arizona, Utility Systems Revenue Bonds, Series 1998,            7/08 at 100    AAA             962,290
                4.750%, 7/01/17

     500,000   Mohave County, Arizona, Industrial Development Authority,                     2/00 at 101    AA-             523,235
                Industrial Development Revenue, Citizens Utilities Company Project,
                Series B, 7.150%, 2/01/26 (Alternative Minimum Tax)

     500,000   The Industrial Development Authority of the County of Mohave                 11/03 at 101    AA-             537,690
                (Arizona), Industrial Development Revenue Bonds, 1994 Series
                (Citizens Utilities Company Projects), 6.600%, 5/01/29
                (Alternative Minimum Tax)

     225,000   The Industrial Development Authority of the County of Pima                    1/02 at 103    AAA             251,186
                (Arizona), Industrial Development, Lease Obligation Refunding Revenue
                Bonds, 1988 Series A (Irvington Project), 7.250%, 7/15/10

     200,000   Puerto Rico Electric Power Authority, Power Revenue, Formerly             7/07 at 101 1/2    AAA             205,458
                Puerto Rico Commonwealth Water Resource Authority Power, Series Aa,
                5.375%, 7/01/27

     500,000   Salt River Project Agricultural Improvement and Power District,              No Opt. Call    AA              554,745
                5.750%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 7.8%

     175,000   Wastewater Management Authority of Arizona, Wastewater Treatment,             7/02 at 102    AAA             187,945
                Financial Assistance Revenue Bonds, Series 1992A, 5.950%, 7/01/12

     250,000   Wastewater Management Authority of Arizona, Wastewater Treatment,             7/05 at 102    AAA             267,124
                Financial Assistance Revenue Bonds, Series 1995, 5.750%, 7/01/15

   1,750,000   City of Chandler, Arizona, Water and Sewer Revenue Refunding                  7/01 at 101    AAA           1,899,677
                Bonds, Series 1991, 6.750%, 7/01/06

               City of Cottonwood, Arizona, Sewer Revenue Refunding Bonds, Series 1992:
     500,000    6.900%, 7/01/03                                                              7/02 at 101    BBB-            544,399
     100,000    7.000%, 7/01/06                                                              7/02 at 101    BBB-            109,325
     100,000    7.000%, 7/01/07                                                              7/02 at 101    BBB-            108,858

               The Industrial Development Authority of the County of Maricopa, Water
               System Improvement Revenue Bonds (Chaparral City Water Company Project),
               Series 1997A:
   1,000,000    5.200%, 12/01/11 (Alternative Minimum Tax)                                  12/07 at 102    AAA           1,021,989
     610,000    5.400%, 12/01/22 (Alternative Minimum Tax)                                  12/07 at 102    AAA             616,252

   1,000,000   Phoenix, Arizona, Civic Improvement Corporation, Water System                 7/06 at 100    AA-           1,040,819
                Revenue, Junior Lien, 5.600%, 7/01/18

     540,000   Pima County, Arizona, Sewer Revenue Refunding, 6.750%, 7/01/15                7/01 at 101    AAA             582,594

     800,000   Sedona, Arizona, Sewer Revenue Refunding, 7.000%, 7/01/12                     7/04 at 101    BBB             883,655

            Portfolio of Investments
            Nuveen Flagship Arizona Municipal Bond Fund (continued)
            May 31, 1998

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$  1,100,000   City of Tucson, Arizona, Water System Revenue Refunding Bonds,                7/07 at 100         AAA   $  1,091,452
                 Series 1997, 5.000%, 7/01/19

     500,000   Tucson Water System, 6.700%, 7/01/12                                          7/01 at 102          A+        543,109
-----------------------------------------------------------------------------------------------------------------------------------
$132,090,000   Total Investments - (cost $102,515,950) - 98.8%                                                          113,020,198
============-----------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities - 0.4%

$    500,000   Maricopa County, Pollution Control and Recovery (Arizona Public                                   A-1        500,000
                 Service), Variable Rate Demand Bonds, 4.000%, 5/01/29
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.8%                                                                         853,485
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $114,373,683
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                See accompanying notes to financial statements.

                  Portfolio of Investments
                  Nuveen Flagship Colorado Municipal Bond Fund
                  May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 2.6%

$ 1,000,000    City of Fort Collins, Colorado, Pollution Control Refunding Revenue           9/06 at 101          A+     $1,070,990
                Bonds (Anheuser-Busch Project), Series 1996, 6.000%, 9/01/31
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 7.9%

    400,000    Colorado Student Obligation Bond Authority, Student Loan Revenue              9/00 at 100           A        416,504
                Bonds, 1991 Series A3, 7.250%, 9/01/05 (Alternative Minimum Tax)

    245,000    Colorado Student Obligation Bond Authority, Student Loan Revenue              9/02 at 102           A        263,336
                Bonds, 1992 Series C, 7.150%, 9/01/06 (Alternative Minimum Tax)

  1,500,000    Hyland Hills Park and Recreation District, Adams County, Colorado,           12/06 at 101         N/R      1,632,210
                Special Revenue Refunding and Improvement Bonds, Series
                1996A, 6.750%, 12/15/15

    900,000    Board of Trustees of the University of Northern Colorado, Auxiliary           6/08 at 100         AAA        884,565
                Facilities System Revenue Refunding Bonds, Series 1998A,
                5.000%, 6/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 3.2%

    500,000    Colorado Health Facilities Authority, Revenue Bonds (Catholic Health         12/07 at 101          AA        496,890
                Initiatives), Series 1997A, 5.125%, 12/01/22

    500,000    City of Colorado Springs, Colorado, Hospital Revenue and Refunding           12/05 at 102         AAA        541,270
                Bonds, Series 1995, 6.000%, 12/15/24

    250,000    County of Pueblo, Colorado, Insured Hospital Refunding Revenue Bonds          9/01 at 101         AAA        274,295
                (Parkview Episcopal Medical Center, Inc. Project), Series 1991A,
                7.000%, 9/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 18.8%

    100,000    City of Aurora, Colorado, Multifamily Housing Revenue Bonds (GNMA             7/98 at 103         AAA        103,295
                Mortgage-Backed Security Program, Dayton Place Project), 1988
                Series A, 8.250%, 1/20/29

  1,500,000    Colorado Housing and Finance Authority, Multi-Family Housing Insured         10/06 at 102          AA      1,586,475
                Mortgage Revenue Bonds, 1996 Series C3 (non-AMT), 6.250%, 10/01/38

    460,000    Colorado Housing and Finance Authority, Multi-Family Housing Insured          4/05 at 102          AA        494,210
                Mortgage Revenue Bonds, 1995 Series A, 6.650%, 10/01/28
                (Alternative Minimum Tax)

  1,265,000    Colorado Housing and Finance Authority, Multi-Family Housing Insured         10/07 at 102          AA      1,285,974
                Mortgage Revenue Bonds, 1997 Series C2, 5.750%, 10/01/39
                (Alternative Minimum Tax)

  2,000,000    Denver City and County (FHA Insured), Boston Lofts Projects, Series          10/07 at 102         AAA      2,053,200
                1997A, 5.850%, 10/01/38
                (Alternative Minimum Tax)

  1,000,000    City and County of Denver, Colorado, Multifamily Housing Revenue Bonds        5/07 at 102         AAA      1,017,030
                (FHA Insured Mortgage Loan-The Buerger Brothers and Denver Fire Clay
                Lofts Project), Series 1997A, 5.700%, 11/01/28
                (Alternative Minimum Tax)

  1,000,000    Lakewood, Colorado, Multi-Family Housing Revenue Mortgage, FHA Insured       10/05 at 102         AAA      1,076,210
                Mortgage Loan, 6.650%,10/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 3.9%

    105,000    Colorado Housing and Finance Authority, Single-Family Residential             9/01 at 100         Aa1        107,321
                Housing Revenue Bonds, 1987 Series A, 8.125%, 9/01/17

    250,000    Colorado Housing and Finance Authority, Single-Family Program, Senior         8/01 at 102         AA+        265,253
                Bonds, 1991 Issue C-2 (Federally Insured or Guaranteed Mortgage
                Loans), 7.375%, 8/01/23 (Alternative Minimum Tax)

    850,000    Colorado Housing and Finance Authority, Single-Family Housing Revenue        No Opt. Call         Aa1        505,980
                Refunding Bonds, 1991 Series A, 0.000%, 11/01/06


                    Portfolio of Investments
                    Nuveen Flagship Colorado Municipal Bond Fund (continued)
                    May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)
 $  130,000    City of Commerce City, Colorado, Single Family Mortgage Revenue               3/02 at 101         Aa1   $    136,271
                Refunding Bonds, 1992 Series A, 6.875%, 3/01/12

    125,000    Pueblo County, Colorado, Single Family Mortgage Revenue, Series A,            6/02 at 102        AA-         133,844
                6.850%, 12/01/25

    415,000    Pueblo County, Colorado, Single Family Mortgage Revenue Refunding,           11/04 at 102         AAA        447,511
                BKD Series A, 7.050%, 11/01/27
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 2.7%

  1,000,000    Colorado Health Facilities Authority, First Mortgage Revenue Bonds            1/07 at 101         N/R      1,075,620
                (Christian Living Campus - Johnson Center Nursing Facility Refunding
                Project), Series 1997A, 7.050%, 1/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.3%

    450,000    Cherry Creek Vista Park and Recreation District, Colorado, General           10/02 at 100         N/R        483,233
                Obligation Refunding and Improvement Bonds, Series 1992B,
                6.875%, 10/01/11

    500,000    El Paso School District No. RJ-1, El Paso and Elbert Counties,               12/05 at 100        AA-         561,240
                Colorado, General Obligation Bonds, Series 1995, 6.800%, 12/01/14

               School District No. 3, El Paso County, Colorado, General Obligation
               Bonds, Series 1995A:
  1,025,000     0.000%, 12/15/07                                                        12/05 at 92 1/16         AAA        662,212
  1,020,000     0.000%, 12/15/08                                                         12/05 at 86 3/4         AAA        625,648

    500,000    School District No. 38, County of El Paso, State of Colorado,                12/01 at 101         AAA        545,340
                General Obligation Bond, Collateralized Project, Fixed Rate
                Certificates of Participation (Colorado Association of School
                Boards, Lease Purchase Finance Program), Series 1992A, 6.900%,
                12/01/13

    250,000    Pitkin County, Colorado, Refunding and Improvement, 6.875%, 12/01/24         12/04 at 102           A        284,475

    190,000    Valley Metropolitan District, Colorado, Jefferson County,                    12/00 at 101         Baa        200,876
                Refunding, 7.000%, 12/15/06
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 3.2%

    175,000    Jefferson County, Colorado, Refunding Certificates of                        12/02 at 102         AAA        195,260
                Participation, 6.650%, 12/01/08

    300,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed,               7/07 at 101 1/2           A        299,586
                Government Facilities, Series B, 5.250%, 7/01/21

    750,000    Woodland Park, Colorado, Limited Sales Tax Revenue Refunding,                12/03 at 101          AA        815,123
                Series B, 6.400%, 12/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 9.6%

    750,000    City and County of Denver, Colorado, Airport System Revenue Bonds,           11/07 at 101         AAA        758,355
                Series 1997E, 5.250%, 11/15/17

    500,000    City and County of Denver, Colorado, Special Facilities Airport              10/02 at 102        Baa3        543,475
                Revenue Bonds (United Air Lines Project), Series 1992A, 6.875%,
                10/01/32 (Alternative Minimum Tax)

  1,000,000    Eagle County Air Terminal Corporation, Airport Terminal Project               5/06 at 101         N/R      1,093,730
                Revenue Bonds, Series 1996, 7.500%, 5/01/21 (Alternative Minimum Tax)

  1,375,000    Guam Airport Authority, General Revenue Bonds, 1993 Series B, 6.700%,        10/03 at 102         BBB      1,508,430
                10/01/23 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 39.2%

  4,300,000    Public Highway Authority, Capital Improvement Trust Fund, Highway        8/05 at 95 29/32         Aaa      2,996,369
                Revenue Bonds (E-470 Project), Senior Bonds, 0.000%, 8/31/06
                (Pre-refunded to 8/31/05)

  6,500,000    Arapahoe County, Colorado, Single Family Mortgage Revenue Bonds,             No Opt. Call         AAA      3,649,815
                Series 1984A, 0.000%, 9/01/10

    175,000    City of Aspen, Colorado, Public Facilities Authority, Certificates        9/98 at 100 1/2         AAA        177,315
                of Participation, 7.000%, 9/01/09 (Pre-refunded to 9/01/98)

    100,000    Pueblo School District No. 60 Project, Fixed Rate Certificates of            12/99 at 101         AAA        105,985
                Participation (Colorado Association of School Boards, Lease Purchase
                Finance Program), Series 1989A, 7.250%, 12/01/09 (Pre-refunded to
                12/01/99)

    300,000    Colorado Health Facilities Authority, Revenue Bonds (Rose Medical             8/01 at 102         AAA        331,791
                Center), Series 1991, 7.000%, 8/15/21 (Pre-refunded to 8/15/01)

    475,000    Colorado Housing Finance Authority, Single Family Revenue Bonds,             No Opt. Call         Aaa        211,323
                1985 Series A, 0.000%, 9/01/14

  7,500,000    Colorado Health Facilities Authority, Retirement Facilities                  No Opt. Call         AAA      1,868,700
                (Liberty Heights), 0.000%, 7/15/24

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   900,000    City of Colorado Springs, Colorado, Utilities System Revenue Bonds,          No Opt. Call         AAA    $ 1,058,022
                 Series 1978B, 6.600%, 11/15/18

    300,000    Colorado Water Resources and Power Development Authority, Water and          11/99 at 100      N/R***        317,034
                 Power Revenue Bonds, 1986 Series (Stagecoach Project) (General
                 Obligation Bonds), 8.000%, 11/01/17 (Pre-refunded to 11/01/99)

    250,000    City and County of Denver, Colorado, Industrial Development Revenue           3/01 at 102         AAA        277,090
                 Bonds (University of Denver Project), Series 1991, 7.500%, 3/01/16
                 (Pre-refunded to 3/01/01)

  3,000,000    El Paso County, Colorado, Single Family Mortgage Revenue Bonds, 1984         No Opt. Call         AAA      1,259,160
                 Series A, 0.000%, 9/01/15

    250,000    Fountain Valley Authority (Colorado), Water Treatment Refunding               6/01 at 100       AA***        269,498
                 Revenue Bonds, Series 1991, 6.800%, 12/01/19
                 (Pre-refunded to 6/01/01)

    250,000    County of Logan, Colorado, Health Care Facilities Revenue Bonds               1/99 at 102         AAA        260,523
                 (Western Health Network, Inc.), Series 1988A-7, 7.625%, 1/01/19
                 (Pre-refunded to 1/01/99)

    200,000    Mesa County, Colorado, Sales Tax Revenue Refunding Bonds, Series             12/98 at 100         AAA        204,046
                 1988, 7.750%, 12/01/13 (Pre-refunded to 12/01/98)

  4,000,000    Mesa County, Colorado, Residual Revenue Refunding, 0.000%, 12/01/11          No Opt. Call         Aaa      2,089,880

    300,000    Parker, Colorado, Sales and Use Tax Revenue Improvement, Series B,           11/00 at 100      N/R***        325,493
                 7.600%, 11/01/10 (Pre-refunded to 11/01/00)

    100,000    Regional Transportation District (Colorado), Sales Tax Revenue Bonds,        11/00 at 101         AAA        108,190
                 Series 1990, 7.100%, 11/01/10 (Pre-refunded to 11/01/00)

    100,000    University of Colorado, Certificates of Participation, Series D,             12/98 at 102       A2***        103,797
                 Colorado Association of School Boards, Lease Purchase Finance Program,
                 7.400%, 12/01/05 (Pre-refunded to 12/01/98)

    250,000    The Regents of the University of Colorado, Auxiliary Facilities               6/00 at 101       A1***        267,039
                 System Revenue Bonds (Boulder Campus Projects), Series 1990, 7.050%,
                 6/01/15 (Pre-refunded to 6/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 0.3%

    120,000    Colorado Water Resources and Power Development Authority, Small Water        11/02 at 100         AAA        131,227
                 Resources Revenue Bonds, 1992 Series A, 6.700%, 11/01/12
-----------------------------------------------------------------------------------------------------------------------------------
$53,650,000    Total Investments - (cost $36,480,092) - 99.7%                                                            40,457,534
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.3%                                                                         114,278
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $40,571,812
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

                    Portfolio of Investments
                    Nuveen Flagship New Mexico Municipal Bond Fund
                    May 31, 1998




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 1.9%

$ 1,000,000    Lordsburg, New Mexico, Pollution Control Revenue Refunding, Phelps            4/03 at 102           A   $  1,095,270
                Dodge Corporation Project, 6.500%, 4/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 16.7%

  1,600,000    New Mexico Educational Assistance Foundation, Student Loan Revenue,           4/02 at 102         AAA      1,743,232
                Series A, 6.850%, 4/01/05 (Alternative Minimum Tax)

    400,000    New Mexico Educational Assistance Foundation, Student Loan Revenue,          12/02 at 101         Aaa        422,144
                Senior Series One-A, 6.550%, 12/01/05 (Alternative Minimum Tax)

    225,000    New Mexico Educational Assistance Foundation, Student Loan Revenue           12/02 at 101           A        240,500
                Bonds, Subordinate 1992 Series One-B, 6.850%, 12/01/05 (Alternative
                Minimum Tax)

    870,000    New Mexico Educational Assistance Foundation, Student Loan Revenue,           6/04 at 102         Aaa        901,894
                Senior Series II-A, 5.500%, 12/01/07 (Alternative Minimum Tax)

    950,000    New Mexico Educational Assistance Foundation, Student Loan Revenue,          No Opt. Call         Aaa      1,012,596
                Senior Series IV-A1, 6.500%, 3/01/04 (Alternative Minimum Tax)

    435,000    Puerto Rico Industrial, Medical, and Environmental Pollution Control         No Opt. Call        BBB-        459,952
                Facilities Authority, Formerly Puerto Rico Refunding Higher Education,
                Catholic University, Series A, 5.600%, 12/01/07

               City of Santa Fe, New Mexico, Educational Facilities, Improvement and
               Refunding Revenue Bonds (College of Santa Fe Project), Series 1997:
    500,000      6.000%, 10/01/13                                                           10/07 at 100        BBB-        535,250
    500,000      5.875%, 10/01/21                                                           10/07 at 100        BBB-        517,200

    500,000    City of Santa Fe, New Mexico, Educational Facilities, Improvement            10/07 at 100        BBB-        500,320
                Revenue Bonds (College of Santa Fe Project), Series 1998A, 5.500%,
                10/01/28

  3,000,000    University of New Mexico, University Revenue Refunding, Series A,            No Opt. Call          AA      3,398,460
                6.000%, 6/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 0.8%

    450,000    City of Albuquerque, New Mexico, Hospital System Revenue Bonds, 1992          8/02 at 102         AAA        493,547
                Series B (Presbyterian Healthcare Services), 6.375%, 8/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 4.5%

  1,000,000    Las Cruces, New Mexico, Housing Development Corporation, Multifamily          4/03 at 102           A      1,053,320
                Revenue Refunding Mortgage, Series A, 6.400%, 10/01/19

    500,000    New Mexico Mortgage Finance Authority, Multifamily Housing Revenue,           7/07 at 102         AAA        511,140
                Rio Volcan II Apartments Project, 5.650%, 7/01/18 (Alternative Minimum
                Tax)

  1,000,000    Villa Hermosa Affordable Housing Corporation (New Mexico),                    5/07 at 102         AAA      1,043,350
                Multifamily Revenue Bonds (Villa Hermosa Apartments Project), Series
                1997, 5.900%, 5/20/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 16.2%

  1,990,000    New Mexico Mortgage Finance Authority, Single Family Mortgage, Series         7/06 at 102         AAA      2,115,350
                D-1, 6.250%, 7/01/22

  1,435,000    New Mexico Mortgage Finance Authority, Single Family, Series G-2,             7/07 at 102         AAA      1,517,484
                6.200%, 7/01/28 (Alternative Minimum Tax)

  1,245,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/05 at 102         AAA      1,329,735
                Program, Series A, Class D, 6.650%, 7/01/26 (Alternative Minimum Tax)

    140,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/02 at 102         Aa1        149,496
                Refunding, Senior Bonds Series A-1, 6.850%, 7/01/10

    740,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/02 at 102         Aa1        786,206
                Refunding, Senior Bonds 1992 Series A, 6.900%, 7/01/24


  Principal                                                                                Optional Call                    Market
     Amount    Description                                                                   Provisions*   Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

 $1,500,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/07 at 102         AAA    $1,532,070
                 Program Bonds, 1997 Series F-2, 5.700%, 7/01/29 (Alternative
                 Minimum Tax)

  1,000,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/07 at 102         AAA     1,004,090
                 Program Bonds, 1997 Series G-2, 5.400%, 7/01/29 (Alternative
                 Minimum Tax)

  1,000,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 1/08 at 102         AAA     1,003,360
                 Program Bonds, 1998 Series A-2, 5.450%, 7/01/28 (Alternative
                 Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 6.1%

  1,500,000    City of Albuquerque, New Mexico, Revenue Refunding Bonds (The                 6/03 at 102         AAA     1,619,010
                 Evangelical Lutheran Good Samaritan Society), Series 1993,
                 5.900%, 6/01/13

  1,000,000    City of Hobbs, New Mexico, Health Facilities Revenue Bonds (The               5/06 at 102         AAA     1,030,800
                 Evangelical Lutheran Good Samaritan Society Project), Series
                 1996, 5.500%, 5/01/26

    500,000    Las Cruces, New Mexico, Health Facilities Revenue Refunding,                 12/02 at 102         AAA       548,620
                 Evangelical Lutheran Project, 6.450%, 12/01/17

    350,000    Socorro, New Mexico, Health Facility Revenue Refunding, Evangelical           5/04 at 102         AAA       384,699
                Lutheran Good Samaritan, 6.000%, 5/01/08

----------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/General - 4.5%

     25,000    Albuquerque Municipal School District No. 12, Bernalillo and Sandoval        No Opt. Call          AA        25,873
                 Counties, New Mexico, General Obligation Bonds, Series 1996,
                 5.000%, 8/01/02

     80,000    Bernalillo County, New Mexico, General Obligation Bonds, Series May 1,       10/04 at 100         Aa1        86,463
                 1994, 5.750%, 10/01/05

               Grants/Cibola County School District 1, Cibola County, New Mexico, General
               Obligation School Building Bonds, Series 1994:
    480,000      6.250%, 5/01/08                                                             5/04 at 100        Baa2       513,955
    510,000      6.250%, 5/01/09                                                             5/04 at 100        Baa2       543,380

  1,250,000    Government of Guam, General Obligation Bonds, Series 1993A, 5.375%,          11/03 at 102         BBB     1,264,900
                 11/15/13

    200,000    Torrance County, New Mexico, 5.500%, 7/01/04                                  7/00 at 100         N/R       204,276
----------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/Limited - 28.0%

  4,250,000    City of Albuquerque, New Mexico, Gross Receipts/Lodgers, Tax Refunding       No Opt. Call         AAA     2,263,975
                 and Improvement Revenue Bonds, Series 1991B, 0.000%, 7/01/11

    335,000    Bernalillo County, New Mexico, Gross Receipts Tax, Refunding Revenue         No Opt. Call          AA       344,775
                 Bonds, Series 1998, 5.000%, 4/01/12

  1,050,000    Dona Ana County, New Mexico, Gross Receipts Tax, Refunding and                6/03 at 102          AA     1,153,331
                Improvement Revenue Bonds, Series 1993, 6.000%, 6/01/19

  1,000,000    Dona Ana County, New Mexico, Gross Receipts Tax, Refunding and               No Opt. Call         Aaa     1,065,040
                 Improvement Revenue Bonds, Subordinate Series 1998, 5.500%, 6/01/16

    250,000    Las Cruces, New Mexico, Gross Receipts Tax, Revenue Refunding, 6.250%,       12/02 at 101           A       272,268
                 12/01/05

  1,000,000    Las Cruces, New Mexico, Revenue, 5.450%, 12/01/08 (Alternative               No Opt. Call         AAA     1,066,320
                 Minimum Tax)

     35,000    New Mexico Finance Authority, Special Cigarette Tax, University of New       No Opt. Call         AAA        36,300
                 Mexico, 5.000%, 6/01/03

               Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,
               Series Y of 1996:
  3,550,000      5.500%, 7/01/36                                                             7/16 at 100           A     3,720,578
    750,000      5.000%, 7/01/36                                                             7/16 at 100           A       737,423

    500,000    Puerto Rico Public Buildings Authority, Guaranteed, Government            7/07 at 101 1/2           A       499,310
                 Facilities, Series B, 5.250%, 7/01/21

    375,000    Sandoval County, New Mexico, Gross Receipts Tax, Revenue Refunding,           11/02 at 102       Baa1       409,279
                 6.900%, 11/01/12

    130,000    Sandoval County, New Mexico, Gross Receipts Tax, Revenue Refunding,          12/02 at 102        Baa1       141,014
                 Series A, 6.500%, 12/01/06

  4,000,000    Santa Fe County, New Mexico, Correctional System Revenue, 6.000%,            No Opt. Call        AAA      4,619,000
                 2/01/27

          Portfolio of Investments
          Nuveen Flagship New Mexico Municipal Bond Fund (continued)
          May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.9%

$ 1,000,000    City of Albuquerque, New Mexico, Airport Revenue Bonds, Series 1995A,         7/00 at 105         AAA    $ 1,089,050
                 6.600%, 7/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 3.2%

    250,000    City of Albuquerque, New Mexico, Joint Water and Sewer System Revenue         7/00 at 100         AAA        260,398
                 Bonds, Series 1990A, 6.000%, 7/01/15 (Pre-refunded to 7/01/00)

     90,000    Las Cruces, New Mexico, Joint Utility Refunding and Improvement Revenue,      7/02 at 102          A1         98,294
                 6.250%, 7/01/12

     30,000    New Mexico Finance Authority, Public Project Revolving Fund, Series A,        6/05 at 100         AAA         32,280
                 5.500%, 6/01/07 (Pre-refunded to 6/01/05)

               Sandoval County, New Mexico, Gross Receipts Tax/Fire District Revenue:
    225,000      6.600%, 12/01/04 (Pre-refunded to 12/01/99)                                12/99 at 100      N/R***        234,875
    200,000      6.900%, 12/01/07 (Pre-refunded to 12/01/99)                                12/99 at 100      N/R***        209,536

    500,000    Sandoval County, New Mexico, Gross Receipts Tax, 7.150%, 11/01/10            11/05 at 101      N/R***        595,285
                 (Pre-refunded to 11/01/05)

    327,000    Santa Fe County, New Mexico, Office and Training Facilities Project,         No Opt. Call         Aaa        439,105
                 9.000%, 7/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 13.3%

    985,000    City of Farmington, New Mexico, Pollution Control, Revenue Refunding         12/02 at 102         AAA      1,078,339
                 Bonds, 1992 Series A (Public Service Company of New Mexico, San Juan,
                 and Four Corners Projects), 6.375%, 12/15/22

  1,800,000    Guam Power Authority, Revenue Bonds, 1993 Series A, 5.250%, 10/01/23         10/03 at 102         BBB      1,792,368

  1,500,000    Las Cruces, New Mexico, South Central Solid Waste Authority,                  6/05 at 100           A      1,582,305
                 Environmental Services Gross Receipts Tax, 6.000%, 6/01/16

               Los Alamos County, New Mexico, Inc., Utility System Revenue Refunding,
               Series A:
  1,000,000      5.700%, 7/01/05                                                             7/04 at 102         AAA      1,081,550
  1,000,000      6.000%, 7/01/15                                                             7/04 at 102         AAA      1,077,640

               Rio Grande, New Mexico, National Gas Association, National Gas System
               Revenue Refunding and Improvement:
    100,000      6.000%, 7/01/07                                                             7/03 at 100        BBB+        104,804
  1,000,000      6.125%, 7/01/23                                                             7/03 at 100        BBB+      1,032,719
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.4%

  1,000,000    City of Albuquerque, New Mexico, Joint Water and Sewer System, Revenue       No Opt. Call         AAA        662,599
                 Bonds, Series 1990A, 0.000%, 7/01/07

    100,000    City of Grants, New Mexico, Joint Water and Sewer Utility, Refunding and      1/02 at 100         Baa        106,040
                 Improvement Revenue Bonds, Series 1993, 5.600%, 1/01/08

     70,000    New Mexico Finance Authority, Public Project, Series A, 5.500%, 6/01/07      No Opt. Call         AAA         74,467
-----------------------------------------------------------------------------------------------------------------------------------
$56,277,000    Total Investments - (cost $52,986,712) - 98.5%                                                            57,468,209
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.5%                                                                         851,705
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $58,319,914
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
May 31, 1998



                                                                             Arizona         Colorado        New Mexico
-----------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)           $113,020,198      $40,457,534       $57,468,209
Temporary investments in short-term municipal securities, at
 amoritized cost, which approximates market value (note 1)                   500,000               --                --
Cash                                                                          35,091          208,332           396,395
Receivables:
 Interest                                                                  1,820,417          414,388         1,060,778
 Shares sold                                                                 156,564          145,455            99,463
Other assets                                                                  76,924           85,279            92,968
-----------------------------------------------------------------------------------------------------------------------
  Total assets                                                           115,609,194       41,310,988        59,117,813
-----------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                       614,475          307,238           512,063
 Shares redeemed                                                             121,284          205,117               725
Accrued expenses:
 Management fees (note 6)                                                     11,024           18,768            11,473
 12b-1 distribution and service fees (notes 1 and 6)                          19,386            7,752            11,206
 Other                                                                        12,761           39,142            35,273
Dividends payable                                                            456,581          161,159           227,159
-----------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                        1,235,511          739,176           797,899
-----------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                     $114,373,683      $40,571,812       $58,319,914
=======================================================================================================================
Class A Shares (note 1)
Net assets                                                              $ 85,922,012      $37,285,438       $54,959,048
Shares outstanding                                                         7,540,099        3,450,010         5,150,339
Net asset value and redemption price per share                          $      11.40      $     10.81       $     10.67
Offering price per share (net asset value per share plus maximum
sales charge of 4.20% of offering price)                                $      11.90      $     11.28       $     11.14
=======================================================================================================================
Class B Shares (note 1)
Net assets                                                              $  1,619,526      $ 1,660,631       $ 1,407,709
Shares outstanding                                                           142,235          153,419           131,962
Net asset value, offering and redemption price per share                $      11.39      $     10.82       $     10.67
=======================================================================================================================
Class C Shares (note 1)
Net assets                                                              $  6,328,476      $   875,494       $ 1,487,137
Shares outstanding                                                           555,435           81,045           139,333
Net asset value, offering and redemption price per share                $      11.39      $     10.80       $     10.67
=======================================================================================================================
Class R Shares (note 1)
Net assets                                                              $ 20,503,669      $   750,249       $   466,020
Shares outstanding                                                         1,799,352           69,375            43,574
Net asset value, offering and redemption price per share                $      11.40      $     10.81       $     10.70
=======================================================================================================================

                                 See accompanying notes to financial statements.

                           Statement of Operations
                           Year Ended May 31, 1998



                                                                           Arizona     Colorado   New Mexico
------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                              $6,238,395   $2,113,180   $3,014,442
------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                   601,838      199,251      297,332
12b-1 service fees -- Class A (notes 1 and 6)                              169,618       68,378      104,393
12b-1 distribution and service fees -- Class B (notes 1 and 6)               5,457        9,698        8,761
12b-1 distribution and service fees -- Class C (notes 1 and 6)              30,045        2,678        4,586
Shareholders' servicing agent fees and expenses                             77,603       15,663       18,060
Custodian's fees and expenses                                               56,763       31,981       36,044
Trustees' fees and expenses (note 6)                                         2,025          613          971
Professional fees                                                           13,373       14,950       14,950
Shareholders' reports -- printing and mailing expenses                      36,874        7,559        8,727
Federal and state registration fees                                          3,722        2,964        6,858
Organizational expenses (note 1)                                                --       16,717       10,330
Other expenses                                                               2,696        1,984        2,763
------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                              1,000,014      372,436      513,775
 Expense reimbursement (note 6)                                           (108,424)      (3,777)     (79,556)
------------------------------------------------------------------------------------------------------------
Net expenses                                                               891,590      368,659      434,219
------------------------------------------------------------------------------------------------------------
Net investment income                                                    5,346,805    1,744,521    2,580,223
------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)             546,400      231,489      184,412
Net change in unrealized appreciation or depreciation of investments     4,023,073    1,920,494    2,447,338
------------------------------------------------------------------------------------------------------------
Net gain from investments                                                4,569,473    2,151,983    2,631,750
------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $9,916,278   $3,896,504   $5,211,973
============================================================================================================

                See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                        Arizona                     Colorado                   New Mexico
                                              ---------------------------   -------------------------   -------------------------
                                                Year Ended     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                   5/31/98       5/31/97*       5/31/98     5/31/97**       5/31/98    5/31/97***
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                         $  5,346,805   $  4,626,500   $ 1,744,521   $ 1,715,756   $ 2,580,223   $ 2,606,587
Net realized gain from investment
  transactions (notes 1 and 4)                     546,400        344,913       231,489        64,238       184,412        92,293
Net change in unrealized appreciation or
  depreciation of investments                    4,023,073      1,724,243     1,920,494     1,095,182     2,447,338     1,740,188
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations       9,916,278      6,695,656     3,896,504     2,875,176     5,211,973     4,439,068
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                     (4,135,375)    (4,163,497)   (1,680,403)   (1,687,245)   (2,506,960)   (2,592,045)
    Class B                                        (22,463)        (2,842)      (41,768)       (1,292)      (37,062)       (2,872)
    Class C                                       (172,117)      (117,169)      (14,892)       (1,256)      (25,798)       (1,113)
    Class R                                     (1,018,591)      (335,301)      (33,606)       (2,521)      (16,170)         (309)
From accumulated net realized gains from
  investment transactions:
    Class A                                       (132,275)      (414,050)           --            --            --            --
    Class B                                           (677)            --            --            --            --            --
    Class C                                         (5,284)       (12,740)           --            --            --            --
    Class R                                        (31,231)            --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                               (5,518,013)    (5,045,599)   (1,770,669)   (1,692,314)   (2,585,990)   (2,596,339)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the
  reorganization of Nuveen Arizona (note 1)             --     25,221,663            --            --            --            --
Net proceeds from shares issued as a
  capital contribution                                  --         33,360            --            --            --            --
Net proceeds from sale of shares                17,232,021      9,311,968     9,498,060     5,390,547     9,586,060     7,206,729
Net proceeds from shares issued to
  shareholders due to reinvestment of
  distributions                                  2,750,177      2,094,732       881,170       767,704     1,454,066     1,155,487
---------------------------------------------------------------------------------------------------------------------------------
                                                19,982,198     36,661,723    10,379,230     6,158,251    11,040,126     8,362,216
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                        (15,141,453)   (15,241,517)   (4,121,233)   (8,789,634)   (7,327,443)   (9,396,878)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                        4,840,745     21,420,206     6,257,997    (2,631,383)    3,712,683    (1,034,662)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets            9,239,010     23,070,263     8,383,832    (1,448,521)    6,338,666       808,067
Net assets at the beginning of year            105,134,673     82,064,410    32,187,980    33,636,501    51,981,248    51,173,181
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                 $114,373,683   $105,134,673   $40,571,812   $32,187,980   $58,319,914   $51,981,248
=================================================================================================================================
Balance of undistributed/(overdistributed)
  net investment income at end of year        $      5,950   $      7,691   $    (2,706)  $    23,442   $     4,481   $    10,248
=================================================================================================================================

* Information represents eight months of Flagship Arizona and four months of Arizona (note 1).

** Information represents eight months of Flagship Colorado and four months of Colorado (note 1).

*** Information represents eight months of Flagship New Mexico and four months of New Mexico (note 1).


                                 See accompanying notes to financial statements.

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Arizona Municipal Bond Fund, the Nuveen Flagship Colorado Municipal Bond Fund and the Nuveen Flagship New Mexico Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Arizona Double Tax Exempt Fund ("Flagship Arizona") and Nuveen Arizona Tax-Free Value Fund ("Nuveen Arizona") reorganized into Nuveen Flagship Arizona Municipal Bond Fund ("Arizona"). Flagship Colorado Double Tax Exempt Fund ("Flagship Colorado") and Flagship New Mexico Double Tax Exempt Fund ("Flagship New Mexico") were reorganized into the Trust and renamed Nuveen Flagship Colorado Municipal Bond Fund ("Colorado") and Nuveen Flagship New Mexico Municipal Bond Fund ("New Mexico"). Prior to these reorganizations, Flagship Arizona, Flagship Colorado and Flagship New Mexico were each a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Arizona was a series of the Nuveen Multistate Tax-Free Trust. Nuveen Arizona had a fiscal year end of January 31 prior to being reorganized into Arizona which has retained the fiscal year end of Flagship Arizona.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of Colorado and New Mexico (approximately $83,600 and $51,700, respectively) are being reimbursed to the Adviser on a straight-line basis over a period of five years. As of May 31, 1998, all organizational expenses have been reimbursed.

------
27

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                                Arizona
                                                                       ----------------------------------------------------------
                                                                               Year Ended                    Year Ended
                                                                                 5/31/98                      5/31/97*
                                                                       ----------------------------------------------------------
                                                                           Shares          Amount        Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Nuveen Arizona:
   Class A                                                                     --    $         --       491,617    $  5,367,690
   Class B                                                                     --              --            --              --
   Class C                                                                     --              --        48,608         530,721
   Class R                                                                     --              --     1,769,783      19,323,252
Shares issued as a capital contribution:
   Class A                                                                     --              --           764           8,340
   Class B                                                                     --              --           764           8,340
   Class C                                                                     --              --           764           8,340
   Class R                                                                     --              --           764           8,340
Shares sold:
   Class A                                                                939,381      10,594,838       712,114       7,768,419
   Class B                                                                119,506       1,355,584        30,949         339,939
   Class C                                                                316,012       3,587,493        86,515         940,835
   Class R                                                                150,054       1,694,106        23,885         262,775
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                175,183       1,969,412       172,561       1,878,199
   Class B                                                                  1,093          12,309            51             556
   Class C                                                                 10,523         118,375         6,676          72,706
   Class R                                                                 57,709         650,081        13,166         143,271
---------------------------------------------------------------------------------------------------------------------------------
                                                                        1,769,461      19,982,198     3,358,981      36,661,723
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (1,120,408)    (12,656,620)   (1,294,344)    (14,116,042)
   Class B                                                                (10,128)       (112,911)           --              --
   Class C                                                                (62,551)       (705,918)      (34,699)       (378,684)
   Class R                                                               (147,567)     (1,666,004)      (68,442)       (746,791)
---------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,340,654)    (15,141,453)   (1,397,485)    (15,241,517)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                              428,807    $  4,840,745     1,961,496    $ 21,420,206
=================================================================================================================================
*Information represents eight months of Flagship Arizona and four months of Arizona (note 1).

------
28

                                                                                                      Colorado
                                                                                    ------------------------------------------------
                                                                                          Year Ended               Year Ended
                                                                                            5/31/98                  5/31/97*
                                                                                    ------------------------------------------------
                                                                                      Shares        Amount     Shares        Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                             681,355   $ 7,321,628    442,011   $ 4,440,932
 Class B                                                                             107,622     1,152,203     43,588       440,150
 Class C                                                                              70,146       756,209     10,094       102,708
 Class R                                                                              25,721       268,020     40,559       406,757
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                              76,970       817,880     76,620       765,931
 Class B                                                                               2,159        22,985         55           553
 Class C                                                                                 752         8,060         53           536
 Class R                                                                               3,027        32,245         68           684
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     967,752    10,379,230    613,048     6,158,251
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                            (385,803)   (4,121,180)  (877,171)   (8,789,634)
 Class B                                                                                  (5)          (53)        --            --
 Class C                                                                                  --            --         --            --
 Class R                                                                                  --            --         --            --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    (385,808)   (4,121,233)  (877,171)   (8,789,634)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                              581,944   $ 6,257,997   (264,123)  $(2,631,383)
====================================================================================================================================

*Information represents eight months of Flagship Colorado and four months of Colorado (note 1).


                                                                                          New Mexico
                                                                       ------------------------------------------------
                                                                            Year Ended                 Year Ended
                                                                              5/31/98                   5/31/97*
                                                                       ------------------------------------------------
                                                                          Shares        Amount     Shares        Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                 698,030   $ 7,365,655    604,874   $ 6,044,381
 Class B                                                                  79,732       842,865     64,688       647,809
 Class C                                                                 123,525     1,304,991     15,271       153,600
 Class R                                                                   6,637        72,549     35,553       360,939
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                 136,279     1,420,855    115,338     1,154,792
 Class B                                                                   1,262        13,257         42           418
 Class C                                                                     525         5,545         12           123
 Class R                                                                   1,369        14,409         15           154
-----------------------------------------------------------------------------------------------------------------------
                                                                       1,047,359    11,040,126    835,793     8,362,216
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                (686,757)   (7,182,281)  (936,465)   (9,396,878)
 Class B                                                                 (13,762)     (145,162)       --             --
 Class C                                                                      --            --        --             --
 Class R                                                                      --            --        --             --
-----------------------------------------------------------------------------------------------------------------------
                                                                        (700,519)   (7,327,443)  (936,465)   (9,396,878)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  346,840   $ 3,712,683   (100,672)  $(1,034,662)
=======================================================================================================================

*Information represents eight months of Flagship New Mexico and four months of New Mexico (note 1).

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 9, 1998, as follows:

                        Arizona  Colorado  New Mexico
-----------------------------------------------------
Dividend per share:
 Class A                 $.0455    $.0435      $.0420
 Class B                  .0385     .0370       .0355
 Class C                  .0405     .0385       .0375
 Class R                  .0475     .0455       .0440
=====================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                             Arizona     Colorado   New Mexico
------------------------------------------------------------------------------
Purchases:
 Investments in municipal securities     $21,173,594  $12,776,246  $12,254,896
 Temporary municipal investments           7,600,000    5,500,000    5,000,000
Sales:
 Investments in municipal securities      17,585,954    6,682,769    7,131,949
 Temporary municipal investments           7,100,000    5,500,000    5,900,000
==============================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                            Colorado   New Mexico
-------------------------------------------------
Expiration Year:
 2003                     $  270,604   $  812,701
 2004                             --      290,586
-------------------------------------------------
Total                     $  270,604   $1,103,287
=================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                    Arizona     Colorado   New Mexico
---------------------------------------------------------------------
Gross unrealized:
 appreciation                   $10,532,665   $3,988,129   $4,484,343
 depreciation                       (28,417)     (10,687)      (2,846)
---------------------------------------------------------------------
Net unrealized appreciation     $10,504,248   $3,977,442   $4,481,497
=====================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value         Management Fee
----------------------------------------------------
For the first $125 million                .5500 of 1%
For the next $125 million                 .5375 of 1
For the next $250 million                 .5250 of 1
For the next $500 million                 .5125 of 1
For the next $1 billion                   .5000 of 1
For net assets over $2 billion            .4750 of 1
====================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                              Arizona   Colorado  New Mexico
------------------------------------------------------------
Sales charges collected       $265,752  $119,938    $145,070
Paid to authorized dealers     227,330   101,364     125,132
============================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                                  Arizona      Colorado    New Mexico
---------------------------------------------------------------------------------------------------------------------
Commission advances                                                          $     94,217   $    85,081   $    63,142
=====================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                                                                  Arizona      Colorado    New Mexico
---------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                          $     19,491   $    11,937   $    12,966
=====================================================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1998, as follows:

                                                                                  Arizona      Colorado    New Mexico
---------------------------------------------------------------------------------------------------------------------
CDSC retained                                                                $      7,226   $     6,000   $     5,000
=====================================================================================================================

7. Composition of Net Assets

At May 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                  Arizona      Colorado    New Mexico
---------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                              $103,522,771   $36,867,681   $54,940,507
Balance of undistributed/(overdistributed) net investment income                    5,950        (2,706)        4,481
Accumulated net realized gain (loss) from investment transactions                 340,714      (270,605)   (1,106,571)
Net unrealized appreciation of investments                                     10,504,248     3,977,442     4,481,497
---------------------------------------------------------------------------------------------------------------------
Net assets                                                                   $114,373,683   $40,571,812   $58,319,914
=====================================================================================================================


                              Financial Highlights

               Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)
                                             Investment Operations                   Less Distributions
                                        --------------------------------      ------------------------------
                                                            Net
                             Beginning                Realized/                                                Ending
                                   Net         Net   Unrealized                      Net                          Net
Year Ended                       Asset  Investment   Investment               Investment   Capital              Asset       Total
May 31,                          Value  Income (a)  Gain (Loss)    Total          Income      Gain     Total    Value  Return (b)
---------------------------------------------------------------------------------------------------------------------------------
ARIZONA**
Class A (10/86)
1998                            $10.94        $.55        $ .48    $1.03           $(.55)    $(.02)   $(.57)   $11.40       9.56%
1997                             10.73         .56          .27      .83            (.56)     (.06)    (.62)    10.94       7.85
1996                             10.85         .57         (.12)     .45            (.57)       --     (.57)    10.73       4.21
1995                             10.43         .58          .42     1.00            (.58)       --     (.58)    10.85      10.03
1994                             10.81         .60         (.38)     .22            (.60)       --     (.60)    10.43       1.92
Class B (2/97)
1998                             10.94         .47          .47      .94            (.47)     (.02)    (.49)    11.39       8.67
1997 (c)                         10.92         .16          .02      .18            (.16)       --     (.16)    10.94       1.64
Class C (2/94)
1998                             10.94         .49          .47      .96            (.49)     (.02)    (.51)    11.39       8.89
1997                             10.73         .50          .27      .77            (.50)     (.06)    (.56)    10.94       7.28
1996                             10.84         .51         (.11)     .40            (.51)       --     (.51)    10.73       3.75
1995                             10.43         .52          .41      .93            (.52)       --     (.52)    10.84       9.32
1994 (c)                         11.22         .14         (.79)    (.65)           (.14)       --     (.14)    10.43     (16.61)*
Class R (2/97)
1998                             10.94         .57          .48     1.05            (.57)     (.02)    (.59)    11.40       9.79
1997 (c)                         10.92         .19          .02      .21            (.19)       --     (.19)    10.94       1.96
=================================================================================================================================
COLORADO***
Class A (5/87)
1998                            $10.15        $.52        $ .66    $1.18           $(.52)    $  --    $(.52)   $10.81      11.85%
1997                              9.79         .53          .35      .88            (.52)       --     (.52)    10.15       9.22
1996                              9.93         .54         (.13)     .41            (.55)       --     (.55)     9.79       4.14
1995                              9.62         .57          .30      .87            (.56)       --     (.56)     9.93       9.54
1994                             10.04         .58         (.37)     .21            (.58)     (.05)    (.63)     9.62       2.03
Class B (2/97)
1998                             10.16         .43          .68     1.11            (.45)       --     (.45)    10.82      11.03
1997 (c)                         10.21         .12         (.06)     .06            (.11)       --     (.11)    10.16        .61
Class C (2/97)
1998                             10.15         .46          .66     1.12            (.47)       --     (.47)    10.80      11.17
1997 (c)                         10.13         .16          .02      .18            (.16)       --     (.16)    10.15       1.75
Class R (2/97)
1998                             10.16         .54          .66     1.20            (.55)       --     (.55)    10.81      11.98
1997 (c)                         10.21         .15         (.06)     .09            (.14)       --     (.14)    10.16        .85
=================================================================================================================================
NEW MEXICO****
Class A (9/92)
1998                            $10.16        $.50        $ .51    $1.01           $(.50)    $  --    $(.50)   $10.67      10.17%
1997                              9.81         .51          .35      .86            (.51)       --     (.51)    10.16       8.90
1996                             10.01         .51         (.19)     .32            (.52)       --     (.52)     9.81       3.18
1995                              9.68         .52          .33      .85            (.52)       --     (.52)    10.01       9.25
1994                             10.04         .53         (.33)     .20            (.53)     (.03)    (.56)     9.68       1.92
Class B (2/97)
1998                             10.15         .43          .52      .95            (.43)       --     (.43)    10.67       9.46
1997 (c)                         10.24         .12         (.10)     .02            (.11)       --     (.11)    10.15        .18
Class C (2/97)
1998                             10.16         .45          .51      .96            (.45)       --     (.45)    10.67       9.60
1997 (c)                         10.23         .12         (.08)     .04            (.11)       --     (.11)    10.16        .43
Class R (2/97)
1998                             10.17         .53          .53     1.06            (.53)       --     (.53)    10.70      10.59
1997 (c)                         10.23         .14         (.07)     .07            (.13)       --     (.13)    10.17        .71
=================================================================================================================================

                            Ratios/Supplemental Data
---------------------------------------------------------------------------------
                                  Ratio                        Ratio
                                 of Net                       of Net
                  Ratio of    Investment      Ratio of    Investment
                  Expenses     Income to      Expenses     Income to
                to Average       Average    to Average       Average
                Net Assets    Net Assets    Net Assets    Net Assets
                    Before        Before         After         After    Portfolio
  Ending Net    Reimburse-    Reimburse-    Reimburse-    Reimburse-     Turnover
Assets (000)          ment          ment      ment (a)      ment (a)         Rate
---------------------------------------------------------------------------------
    $85,922            .93%         4.77%          .83%         4.87%          16%
     82,567           1.05          4.91           .83          5.13           25
     80,094           1.07          4.82           .69          5.20           38
     80,406           1.20          5.21           .82          5.59           27
     82,676           1.09          5.03           .64          5.48           21

      1,620           1.68          3.98          1.51          4.15           16
        347           1.67*         4.38*         1.62*         4.43*          25

      6,328           1.48          4.20          1.35          4.33           16
      3,189           1.59          4.37          1.38          4.58           25
      1,970           1.63          4.24          1.23          4.64           38
      1,621           1.75          4.62          1.36          5.01           27
      1,122           1.62*         3.94*         1.20*         4.36*          21

     20,504            .73          4.97           .63          5.07           16
     19,031            .73*         5.32*          .67*         5.38*          25
---------------------------------------------------------------------------------


    $37,285           1.01%         4.83%         1.00%         4.84%          19%
     31,229           1.18          4.87           .74          5.31           27
     33,637           1.27          4.69           .55          5.41           70
     34,982           1.27          5.22           .50          5.99           38
     35,796           1.27          4.81           .37          5.71           42

      1,661           1.76          4.05          1.75          4.06           19
        444           1.78*         4.35*         1.53*         4.60*          27

        875           1.56          4.24          1.55          4.25           19
        103           1.58*         4.67*         1.31*         4.94*          27

        750            .81          5.02           .80          5.03           19
        413            .83*         5.35*          .58*         5.60*          27
---------------------------------------------------------------------------------


    $54,959            .93%         4.65%          .79%         4.79%          13%
     50,807           1.08          4.76           .77          5.07           43
     51,173           1.09          4.69           .68          5.10           57
     52,150           1.17          4.98           .67          5.48           38
     51,167           1.14          4.50           .40          5.24           39

      1,408           1.68          3.88          1.53          4.03           13
        657           1.68*         4.05*         1.54*         4.19*          43

      1,487           1.48          4.06          1.31          4.23           13
        155           1.48*         4.26*         1.34*         4.40*          43

        466            .73          4.86           .58          5.01           13
        362            .73*         5.04*          .59*         5.18*          43
---------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.

*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.

****Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c) From commencement of class operations as noted.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio--one that balances different types of investments, levels of risk and tax management--can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
As of August 8, 1998
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

1898
Nuveen 1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(TM)
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

NUVEEN
Municipal
Bond Funds

May 31, 1998

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.


[PHOTO APPEARS HERE]


Florida

Florida
Intermediate

Highlights

As of May 31, 1998
For Class A shares on net asset value



Credit Quality             Performance Highlights

Nuveen Flagship Florida Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   66%
AA                  9%
A                  11%
BBB/NR             14%

 .  Steady dividend for 12 consecutive months
 .  One-year total return of 8.67%
 .  Taxable equivalent yield of 6.28%*


Nuveen Flagship Florida Intermediate Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   72%
AA                  8%
A                   9%
BBB/NR             11%

 .  Steady dividend for 12 consecutive months
 .  One-year total return of 9.06%
 .  Taxable equivalent yield of 5.99%*

*  For investors in the 31% federal income tax bracket.

Is it Time for a Financial Check-Up?

Now is a great time to sit down with your financial adviser and review your financial plan. How can you make sure that your investment strategy is strong enough to provide the income you need today and versatile enough to change as your goals do? Here are some guidelines:

 . Make sure you and your adviser understand your current situation. How have your goals, objectives and risk profile changed? What are your current tax concerns, interests, lifestyle?

 . Revisit your current investment choices. If the value of one portion of your portfolio has grown substantially, it may be time to rebalance asset classes.

 . Determine how your asset mix will be implemented. Changing your asset allocation is generally a gradual process. Make sure you and your adviser have a clear understanding of each other's responsibilities. Define and discuss what you want in terms of support from your adviser.

 . Keep revisiting your plan. Don't assume that once you've revised your plan and reallocated your portfolio the process is finished.

It's recommended that you meet at least once a year with your financial adviser and usually more if there have been significant changes in interest rates, tax laws, retirement plan distributions, lifestyle or health.

Even if things haven't changed, it makes good financial sense to keep in touch with your adviser.


    Contents

 1  Dear Shareholder
 4  Florida Commentary
    and Overview
 6  Florida Intermediate Commentary
    and Overview
 8  Report of Independent
    Public Accountants
 9  Portfolio of Investments
20  Statement of Net Assets
21  Statement of Operations
22  Statement of Changes in Net Assets
23  Notes to Financial Statements
29  Financial Highlights
32  Building Better Portfolios
33  Fund Information

Wealth takes a lifetime to build. Once achieved, it should be preserved.


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Dear Shareholder

I'm pleased to share with you this performance report for the Nuveen Florida and Florida Intermediate municipal bond funds. Over the past 12 months, both funds continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.

Fund Update

Earlier this year, the Board of Trustees approved a reorganization of the Florida Intermediate fund, subject to shareholder approval at a special meeting on August 13. If approved, the Nuveen Flagship Florida Intermediate Municipal Bond Fund will be merged into the Nuveen Flagship Intermediate Municipal Bond Fund effective August 21, 1998. The merger of these two funds -- with their similar philosophies and focus on intermediate-term investments -- offers shareholders several potential benefits, including lower costs, greater portfolio flexibility and higher after-tax performance potential. Mergers reduce administrative expenses by consolidating fund reporting, record-keeping and other operational functions. The combined fund will have a larger asset base, enabling us to buy and sell larger blocks of bonds, thereby lowering trading costs and enhancing portfolio liquidity. Despite the loss of exemption from the Florida state intangibles tax, we anticipate that the proposed merger will result in enhanced after-tax performance potential for shareholders.

The Economy in Review

Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

"Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Municipal Market Review

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level

"Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.

Diversification: The Key
to a Better Portfolio

In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio one that balances different types of investments, levels of risk and tax management can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board
July 15, 1998

Nuveen Flagship Florida Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses fund performance, the municipal market, and key investment strategies for the Florida fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.

State Economic and Market Review
The high credit ratings assigned by Moody's and Standard & Poor's to Florida's long-term general obligation debt (Aa2 and AA+) reflect the state's diverse economy, with its strength in the agriculture and tourism industries and its generally solid financial position.

Growth in services, construction and trade sectors have enabled the labor force to expand steadily since 1992. Tourism is expected to continue to play a dominant economic role as Orlando attractions expand through 1999. Tourist arrivals are expected to increase 2.1% in fiscal year 1998 and 4.0% in fiscal year 1999. Unemployment continues its descent from recessionary levels, reaching 4.8% in fiscal year 1997 compared with 5.0% nationwide.

New issue volume has been diverse across the sectors and is up 30% over last year for the first five months of 1998. Florida's fast-growing population, a large proportion of which is at or over retirement age, will continue to exert pressure on state services, mainly education and health care.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Florida Municipal Bond Fund was 8.67%, which is equivalent to a taxable return of 11.07% for investors in the 31% federal income tax bracket. The total return compares to the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index, as well as to the average return of 9.03% for the peer group of Florida municipal bond funds tracked by Lipper Analytical Service, a nationally recognized performance measurement service.

The fund slightly underperformed these two benchmarks, in part, because of its shorter portfolio duration and more defensive structure. Duration is a measure of the fund's price volatility in relation to changes in interest rates. With a duration of 6.45 years, the fund was somewhat shorter than the Lehman Index's average duration of 7.11 years. Although the shorter duration hindered the fund's ability to participate in this year's market rally, it helped protect the fund from volatility and would help it outperform in a market downturn.

Key Strategies

In addition to focusing on maintaining a shorter duration, we worked to keep the credit quality of the fund's holdings high. Given Florida's strong economy, generous supply, and the narrow yield spreads between lower- and higher-rated issues, we were able to purchase high-quality bonds without sacrificing much yield. Although supply was strong, many of the bonds coming to market lacked the protection from bond calls that we normally seek, increasing the likelihood that they might be called away from the portfolio at an inopportune time. However, we did find good opportunities in the health care sector and the housing sector during the year. While housing bonds with good call protection were scarce, the fund was able to purchase several single-family issues with better-than-normal call protection.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 14% of the portfolio invested in tax obligation bond issues, 13% in health care bonds, 11% in utility issues and 13% in U.S. guaranteed debt.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds, including other funds from the state of Florida. Going forward, Tom and his team expect market conditions that will allow them to extend the duration of the portfolio and add some higher-yielding bonds. In terms of specific sectors, they will seek out well-structured large issues in the year ahead, especially attractive health care and water and sewer issues. Overall, they will continue to maintain the fund's current healthy diversification, which should be aided by continuing strong supply.

Nuveen Flagship Florida Municipal Bond Fund
Performance Overview
As of May 31, 1998

MONTHLY TAX-FREE DIVIDENDS (CLASS A SHARES)/1/

[BAR CHART APPEARS HERE]

0.046  6/97
0.046  7/97
0.046  8/97
0.046  9/97
0.046 10/97
0.046 11/97
0.046 12/97
0.046  1/98
0.046  2/98
0.046  3/98
0.046  4/98
0.046  5/98

Top 5 Sectors

Tax Obligation (Limited)  14%
Health Care               13%
U.S. Guaranteed           13%
Utilities                 11%
Housing (Multifamily)     10%

1 The fund also paid shareholders taxable distributions in December of $0.0101 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Portfolio Statistics

Share Class                              A        B        C          R
Inception Date                        6/90     2/97     9/95       2/97
Net Asset Value                     $10.94   $10.95   $10.95   $  10.94
Fund Net Assets ($000)                                         $361,739
Average Weighted Maturity (Years)                                 20.40
Average Weighted Duration (Years)                                  6.45


Annualized Total Return/2/

Share Class                  A(NAV)  A(Offer)       B        C          R
1-Year                        8.67%     4.15%    7.89%    8.20%      8.91%
5-Year                        5.93%     5.03%    5.32%    5.37%      5.99%
Since Inception               7.76%     7.18%    7.15%    7.18%      7.80%


Tax-Free Yields

Share Class                  A(NAV)  A(Offer)       B        C          R
Distribution Rate             5.05%     4.83%    4.33%    4.49%      5.27%
SEC 30-Day Yield              4.33%     4.15%    3.58%    3.78%      4.53%
Taxable Equivalent Yield/3/   6.28%     6.01%    5.19%    5.48%      6.57%

Index Comparison/4/
                        [LINE GRAPH APPEARS HERE]

       Nuveen Flagship            Nuveen Flagship
      Florida Municipal          Florida Municipal          Lehman Brothers
       Bond Fund (Nav)           Bond Fund (Offer)        Municipal Bond Index

6/90       10,000                      9,580                     10,000
5/91       10,941                     10,481                     10,912
5/92       12,082                     11,575                     11,985
5/93       13,592                     13,021                     13,418
5/94       13,866                     13,284                     13,749
5/95       15,039                     14,407                     15,001
5/96       15,512                     14,861                     15,687
5/97       16,689                     15,988                     16,988
5/98       18,138                     17,377                     18,583

-- Lehmon Brothers Municipal Bond Index                  $18,583
-- Nuveen Flagship Florida Municipal Bond Fund (NAV)     $18,138
-- Nuveen Flagship Florida Municipal Bond Fund (Offer)   $17,377

Past performance is not predictive of future results.

Nuveen Flagship Florida Intermediate Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Paul Brennan discusses fund performance, the municipal market, and key investment strategies for the Florida Intermediate fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.

State Economic and Market Review

The high credit ratings assigned by Moody's and Standard & Poor's to Florida's long-term general obligation debt (Aa2 and AA+) reflect the state's diverse economy, with its strength in the agriculture and tourism industries and its generally solid financial position.

Growth in services, construction and trade sectors have enabled the labor force to expand steadily since 1992. Tourism is expected to continue to play a dominant economic role as Orlando attractions expand through 1999. Tourist arrivals are expected to increase 2.1% in fiscal year 1998 and 4.0% in fiscal year 1999. Unemployment continues its descent from recessionary levels, reaching 4.8% in fiscal year 1997 compared with 5.0% nationwide.

New issue volume has been diverse across the sectors and is up 30% over last year for the first five months of 1998. Florida's fast-growing population, a large proportion of which is at or over retirement age, will continue to exert pressure on state services, mainly education and health care.

Fund Performance

The fund performed well for the year ended May 31, 1998, generating a total return on net asset value of 9.06%, which is equivalent to a taxable return of 11.19% for investors in the 31% federal income tax bracket. The total return outperformed the annual return of 8.06% posted by the benchmark Lehman Brothers 7-Year Municipal Bond Index and surpassed its Lipper peer group average of 7.31% by 175 basis points. The Florida Intermediate Municipal Bond Fund also ranked second among the 19 Florida intermediate-term funds tracked by Lipper Analytical Service, a nationally recognized performance measurement service.

The fund's strong performance was due in part to its longer portfolio duration, which is a measure of the fund's price volatility in relation to changes in interest rates. The fund's duration of 6.84 years was longer than the Lehman 7-Year Index's average duration of 5.39 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn.

Key Strategies

In addition to maintaining a longer duration, we have worked to keep the credit quality of the fund's holdings high. Given Florida's strong economy, generous supply and the narrow yield spreads between lower- and higher-rated issues, we were able to avoid credit risks last year without sacrificing performance. Although many longer-term issues lacked the protection from bond calls that we normally seek, the intermediate-term bonds purchased for this fund have excellent call protection. As a result, the likelihood of bond calls adversely affecting the fund's income levels remains remote. We also found good opportunities and attractive returns in the transportation sector, as well as in bonds subject to the alternative minimum tax (AMT).

In addition, we felt that high demand for bonds with maturities of less than 10 years limited the number of good values among those issues. So we sought attractive opportunities to increase the fund's income among bonds with maturities of 10-12 years, being careful to keep the fund's average maturity under 10 years.

As of May 31, 1998, limited tax obligation issues represented the primary sector of the fund, accounting for 26% of the portfolio. Other key sectors included transportation bonds at 16%, general tax obligation bond issues at 16%, and health care bonds at 11%.

Outlook for the Future

Going forward, we will continue to work against narrow spreads between higher- and lower-rated bonds, seeking out good values across a range of sectors. We will also continue to maintain and even improve the portfolio's call protection, helping to ensure that portfolio performance won't be hindered because high-paying bonds are prematurely called away by their issuers.

Nuveen Flagship Florida Intermediate Municipal Bond Fund
Performance Overview
As of May 31, 1998

Monthly Tax-Free Dividends (Class a Shares)/1/

[BAR CHART APPEARS HERE]

0.039   6/97
0.039   7/97
0.039   8/97
0.039   9/97
0.039  10/97
0.039  11/97
0.039  12/97
0.039   1/98
0.039   2/98
0.039   3/98
0.039   4/98
0.039   5/98

Top 5 Sectors
Tax Obligation (Limited)    26%
Transportation              16%
Tax Obligation (General)    16%
Health Care                 11%
Water and Sewer              8%

1 The fund also paid shareholders taxable distributions in December of $0.0405 per share.

2 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers 7-Year and 10-Year Municipal Bond Indexes. In the past, the fund's performance was compared with the Lehman 10-Year Index. Beginning this year, we will compare the fund's performance with the Lehman 7-Year Municipal Bond Index because that index better corresponds to the fund's investment policies, which require that the fund maintains a weighted average portfolio maturity of 5-10 years. The Lehman Indexes are comprised of a broad range of investment-grade municipal bonds, and do not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (3.0%) and all ongoing fund expenses.

Portfolio Statistics
Share Class                                 A        C         R
Inception Date                           2/94     2/94      2/97
Net Asset Value                        $10.48   $10.48   $ 10.50
Fund Net Assets ($000)                                   $12,896
Average Weighted Maturity (Years)                           9.80
Average Weighted Duration (Years)                           6.84

Annualized Total Return/2/
Share Class                      A(NAV)  A(Offer)       C         R
1-Year                           9.06%     5.81%    8.61%     9.29%
3-Year                           6.53%     5.45%    5.96%     6.69%
Since Inception                  6.59%     5.84%    6.01%     6.70%

Tax-Free Yields
Share Class                     A(NAV)  A(Offer)       C         R
Distribution Rate                4.47%     4.33%    3.95%     4.69%
SEC 30-Day Yield                 4.13%     4.01%    3.58%     4.33%
Taxable Equivalent Yield/3/      5.99%     5.81%    5.19%     6.28%

Index Comparison/4/

                      [LINE GRAPH APPEARS HERE]

   NUVEEN FLAGSHIP        NUVEEN FLAGSHIP
 FLORIDA INTERMEDIATE  FLORIDA INTERMEDIATE  LEHMAN BROTHERS    LEHMAN BROTHERS
    MUNICIPAL BOND        MUNICIPAL BOND     7-YEAR MUNICIPAL  10-YEAR MUNICIPAL
      FUND (NAV)           FUND (OFFER)         BOND INDEX         BOND INDEX

2/94    10,000                9,700               10,000            10,000
5/94     9,962                9,663                9,592             9,458
5/95    10,572               10,255               10,153            10,071
5/96    11,299               10,960               10,922            10.912
5/97    11,893               11,537               11,508            11,605
5/98    13,177               12,782               12,594            12,861

-- Lehman Brothers 10-Year Municipal Bond Index                       $12,861
-- Lehman Brothers 7-Year Municipal Bond Index                        $12,594
-- Nuveen Flagship Florida Intermediate Municipal Bond Fund (NAV)     $13,177
-- Nuveen Flagship Florida Intermediate Municipal Bond Fund (Offer)   $12,782

Past performance is not predictive of future results.

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Florida Municipal Bond Fund and Nuveen Flagship Florida Intermediate Municipal Bond Fund (collectively, the "Funds") (two of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1998, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Florida Municipal Bond Fund and Nuveen Flagship Florida Intermediate Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 17, 1998

                    Portfolio of Investments
                    Nuveen Flagship Florida Municipal Bond Fund
                    May 31, 1998

 Principal                                                                           Optional Call                  Market
    Amount   Description                                                               Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.4%

$  750,000   Clay County Development Authority, Industrial Development Revenue         7/02 at 102         AA- $   807,840
               Refunding Bonds (Cargill Incorporated Project), Series 1992,
               6.400%, 3/01/11

   600,000   City of Jacksonville, Florida, Industrial Development Revenue             3/02 at 102         AA-     645,804
               Refunding Bonds (Cargill Incorporated Project), Series 1992,
               6.400%, 3/01/11
--------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 0.1%

   300,000   Brevard County Educational Facilities Authority, Florida,                11/02 at 102        BBB      323,031
               Educational Facilities Refunding and Improvement Revenue Bonds,
               Series 1992, 6.875%, 11/01/22
--------------------------------------------------------------------------------------------------------------------------
             Energy - 0.3%

 1,000,000   Gulf Coast Industrial Development Authority, Waste Disposal Revenue       6/08 at 102        BBB-     999,850
               Bonds (Valero Refining and Marketing Company Project), Series 1997,
               5.600%, 12/01/31 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
             Forest and Paper Products - 4.6%

 5,500,000   Escambia County, Florida, Pollution Control Revenue Bonds (Champion       8/04 at 102       Baa1    6,061,715
               International Project), Series 1994, 6.900%, 8/01/22 (Alternative
               Minimum Tax)

 8,350,000   Escambia County, Florida, Pollution Control Revenue Bonds (Champion       9/06 at 102       Baa1    9,129,974
               International Project), Series 1996, 6.400%, 9/01/30 (Alternative
               Minimum Tax)

 1,500,000   Nassau County, Florida, Pollution Control Revenue Refunding, ITT          7/03 at 102       BBB+    1,587,720
               Rayonier Inc. Project, 6.200%, 7/01/15
--------------------------------------------------------------------------------------------------------------------------
             Health Care - 13.1%

 3,000,000   Jacksonville Health Facilities Authority, Florida, Hospital              11/01 at 102        AA+    3,300,150
               Facilities Refunding Revenue Bonds, Series 1991 (St. Lukes
               Hospital Association Project), 7.125%, 11/15/20

 2,000,000   Jacksonville Health Facilities Authority, Florida, Hospital Revenue       8/07 at 101        AAA    1,980,400
               Bonds (Charity Obligated Group-Baptist/St. Vincents Health System,
               Inc.), Series 1997A, 5.125%, 8/15/27

 6,000,000   City of Lakeland, Florida, Hospital Revenue Refunding Bonds, Lakeland    11/06 at 102        AAA    6,009,420
               Regional Medical Center Project, Series 1996, 5.250%, 11/15/25

 2,100,000   Hospital Board of Directors of Lee County, Florida, Hospital Revenue      4/07 at 102        AAA    2,224,887
               Bonds (Lee Memorial Health System), Fixed Rate Hospital Revenue Bonds,
               1997 Series A, 5.625%, 4/01/16

 2,320,000   Martin County Health Facilities Authority, Florida, Hospital Revenue     11/00 at 102        AAA    2,527,222
               Refunding Bonds, Series 1990A (Martin Memorial Hospital), 7.125%,
               11/15/04

             North Broward Hospital District, Florida, Refunding and Improvement
             Revenue Bonds, Series 1997:
 1,000,000     5.250%, 1/15/17                                                         1/07 at 101        AAA    1,008,860
 3,000,000     5.375%, 1/15/24                                                         1/07 at 101        AAA    3,039,810

 1,260,000   North Miami, Florida, Health Facilities Authority, Health Facility        9/00 at 102         A+    1,368,385
               Revenue, Villa Maria Housing, Series B (Bon Secours), 7.500%,
               9/01/12

 2,500,000   Orange County Health Facilities Authority, Florida, Hospital Revenue     11/01 at 102        AAA    2,743,825
               Bonds (Adventist Health System/Sunbelt, Inc.), Series 1991 A, 6.875%,
               11/15/15

 2,500,000   Orange County Health Facilities Authority, Florida, Hospital Revenue     11/01 at 102        AAA    2,733,900
               Bonds (Adventist Health System/Sunbelt, Inc.), Series 1991 B,
               6.750%, 11/15/21

 10,645,000  Orange County Health Facilities Authority, Florida, Hospital Revenue     11/05 at 102        AAA   10,660,435
               Bonds (Adventist Health System/Sunbelt Obligated Group), Series
               1995, 5.250%, 11/15/20

 2,070,000   Orange County Health Facilities Authority, Florida, Hospital Revenue     No Opt. Call        AAA    2,408,859
               Bonds (Orlando Regional Healthcare System), Series 1996A, 6.250%,
               10/01/18

                    Portfolio of Investments
                    Nuveen Flagship Florida Municipal Bond Fund (continued) May 31, 1998

 Principal                                                                           Optional Call                  Market
    Amount   Description                                                               Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------
             Health Care (continued)

$5,455,000   Orange County Health Facilities Authority, Florida, Hospital Revenue     No Opt. Call        AAA   $6,402,643
               Refunding Bonds (Orlando Regional Healthcare System), Series C,
               6.250%, 10/01/21

 1,000,000   St. Johns County, Industrial Development Authority, Hospital Revenue      8/02 at 102         A2    1,039,020
               Bonds, Flagler Hospital Project, Series 1992, 6.000%, 8/01/22
--------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 9.7%

   600,000   Housing Finance Authority of Broward County, Florida, Multifamily         2/05 at 102        AAA      652,716
               Housing Revenue Refunding Bonds, (Lakeside Apartments Projects),
               Series 1995, 7.000%, 2/01/25

   250,000   Housing Finance Authority of Broward County, Florida, Multifamily         8/06 at 102        AAA      268,308
               Housing Revenue Bonds (Boardwalk Apartments Project), Series 1996,
               6.200%, 8/01/16

   940,000   Housing Finance Authority of Broward County, Florida, Multifamily        10/08 at 102        N/R      950,913
               Housing Revenue Bonds (Stirling Apartments Project), Series 1998,
               5.400%, 10/01/11 (Alternative Minimum Tax)

 2,700,000   Duval County Housing Finance Authority, Florida, Multi-Family Housing     4/05 at 102       BBB+    2,877,795
               Revenue Refunding Bonds, Series 1995 (Greentree Place Project),
               6.750%, 4/01/25

   750,000   Florida Housing Finance Agency, General Mortgage Revenue Refunding        6/02 at 103        AAA      793,710
               Bonds, 1992 Series A, 6.400%, 6/01/24

             Florida Housing Finance Agency, Housing Revenue Bonds (Antigua Club
               Apartments Project), 1995 Series A1:

 1,000,000   6.750%, 8/01/14 (Alternative Minimum Tax)                                 2/05 at 102        AAA    1,092,840

 5,000,000   6.875%, 8/01/26 (Alternative Minimum Tax)                                 2/05 at 102        AAA    5,451,700

 1,115,000   Florida Housing Finance Agency, Housing Revenue Bonds (Brittany of        2/05 at 102        AAA    1,215,071
               Rosemont Apartments Project), 1995 Series C1, 6.875%, 8/01/26
               (Alternative Minimum Tax)

 2,250,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series C     12/07 at 102        AAA    2,359,553
               (Windchase Apartments Project), 5.900%, 12/01/27

             Florida Housing Finance Agency, Housing Revenue Bonds, 1995 Series H
               (The Vineyards Project):

 1,260,000   6.400%, 11/01/15                                                         11/05 at 102       BBB+    1,322,609

 1,660,000   6.500%, 11/01/25                                                         11/05 at 102       BBB+    1,748,262

 2,000,000   Florida Housing Finance Agency, Multi-Family Housing Revenue Refunding    8/06 at 102        AAA    2,146,460
               Bonds, 1991 Series C, 6.200%, 8/01/16

 3,500,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series H     10/06 at 102        AAA    3,708,950
             (Villas of Capri Project), 6.100%, 4/01/17 (Alternative Minimum Tax)

 1,000,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series N      9/06 at 102        AAA    1,066,000
               (Leigh Meadows Apartments Project), 6.300%, 9/01/36 (Alternative
               Minimum Tax)

 1,000,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series O      9/06 at 102        AAA    1,066,000
               (Stoddert Arms Apartments Project), 6.300%, 9/01/36 (Alternative
               Minimum Tax)

   700,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series T     12/06 at 102        AAA      734,972
               (The Landings at Sea Front Apartments Project), 6.050%, 12/01/36
               (Alternative Minimum Tax)

 1,440,000   Florida Housing Finance Agency, Multi-Family Housing Revenue Bonds,       6/99 at 103        AAA    1,508,832
               1989 Series I (GNMA Collateralized Driftwood Terrace Apartments
               Project), 7.650%, 12/20/31 (Alternative Minimum Tax)

 2,500,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series L      5/08 at 102        AAA    2,496,000
               (Sarahs Place Apartments Project), 5.400%, 11/01/32 (Alternative
               Minimum Tax)

 1,000,000   Orange County Housing Finance Authority, Multifamily Housing Revenue     10/01 at 101       BBB+    1,039,050
               Bonds (Ashley Point Apartments Project), 1994 Series A, 7.100%,
               10/01/24 (Alternative Minimum Tax)

 1,925,000   Osceola County, Florida, Housing Finance Authority, Multifamily           6/07 at 100        AAA    1,977,957
               Housing Revenue, Tierra Vista Apartments Project, Series A,
               5.800%, 12/01/29 (Alternative Minimum Tax)

   750,000   Housing Finance Authority of Palm Beach County, Florida, Multifamily      6/08 at 102        N/R      757,710
               Housing Revenue Bonds (Windsor Park Apartments Project), 1998
               Series A, 5.900%, 6/01/38 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 9.1%

 4,345,000   Housing Finance Authority of Broward County, Florida, Home Mortgage      No Opt. Call        AAA      734,783
               Revenue Bonds, 1985 Series A, 0.000%, 4/01/16


  Principal                                                                              Optional Call                        Market
     Amount     Description                                                                Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family (continued)

 $1,525,000     Housing Finance Authority of Broward County, Florida, GNMA                 3/00 at 102           AA+      $1,593,137
                  Collateralized Home Mortgage Revenue Bonds, 1990 Series A,
                  7.900%, 3/01/23 (Alternative Minimum Tax)

  1,825,000     Housing Finance Authority of Clay County, Florida, Single Family           3/05 at 102           Aaa       1,946,107
                  Mortgage Revenue Bonds, Series 1995 (Multi-County Program),
                  6.550%, 3/01/28 (Alternative Minimum Tax)

  2,000,000     Housing Finance Authority of Clay County, Florida, Single Family           4/07 at 102           Aaa       2,006,340
                  Mortgage Revenue Bonds, Series 1998 (Multi-County Program),
                  5.450%, 4/01/31 (Alternative Minimum Tax)

    235,000     Housing Finance Authority of Dade County, Florida, Single Family           9/00 at 102           Aaa         247,688
                  Mortgage Revenue Bonds, 1990 Series B, 7.750%, 3/01/17
                  (Alternative Minimum Tax)

    725,000     Housing Finance Authority of Dade County, Florida, Single Family           3/01 at 102           Aaa         764,281
                  Mortgage Revenue Bonds, Series B, 7.250%,
                  9/01/23 (Alternative Minimum Tax)

    731,000     Housing Finance Authority of Dade County, Florida, Single Family          12/01 at 102           AAA         777,477
                  Mortgage Revenue Refunding Bonds, 1991 Series D, 6.950%, 12/15/12

     40,000     Housing Finance Authority of Dade County, Florida, Single Family           3/01 at 102           Aaa          42,126
                  Mortgage Revenue Bonds, 1991 Series E, 7.000%, 3/01/24

  1,000,000     Housing Finance Authority of Dade County, Florida, Single Family           4/05 at 102           AAA       1,066,940
                  Mortgage Revenue Bonds, Series 1995, 6.700%,
                  4/01/28 (Alternative Minimum Tax)

    365,000     Duval County Housing Finance Authority, Single Family Mortgage Revenue     6/00 at 102           Aaa         383,487
                  Bonds (GNMA Mortgage Backed Securities Program),
                  Series 1990B, 7.500%, 6/01/15

                Duval County Housing Finance Authority, Single Family Mortgage Revenue
                Bonds (GNMA Mortgage Backed Securities Program), Series 1990A:
    395,000       7.650%, 9/01/10                                                          9/00 at 103           AAA         419,048
    180,000       7.850%, 12/01/22 (Alternative Minimum Tax)                               6/00 at 102           Aaa         189,115

    720,000     Duval County Housing Finance Authority, Single Family Mortgage Revenue    10/04 at 102           Aaa         765,994
                  Bonds (GNMA Mortgage Backed Securities Program), Series 1994, 6.550%,
                  10/01/15 (Alternative Minimum Tax)

  1,690,000     Escambia County Housing Finance Authority, Florida, Single Family          4/01 at 102           Aaa       1,782,933
                  Mortgage Revenue Bonds, Series 1991 A (Multi-County Program),
                  7.400%, 10/01/23 (Alternative Minimum Tax)

    325,000     Escambia County Housing Finance Authority, Florida, Single Family         10/02 at 102           Aaa         343,714
                  Mortgage Revenue Bonds, Series 1992 A (Multi-County Program),
                  6.900%, 4/01/20 (Alternative Minimum Tax)

    565,000     Escambia County Housing Finance Authority, Florida, Single Family          4/05 at 102           AAA         610,505
                  Mortgage Revenue Bonds, Series 1995 (Multi-County Program),
                  6.950%, 10/01/27 (Alternative Minimum Tax)

  2,000,000     Escambia County Housing Finance Authority, Florida, Single Family          4/07 at 102           Aaa       2,009,660
                  Mortgage Revenue Bonds, Series 1998 A (Multi County Program),
                  5.350%, 4/01/31 (Alternative Minimum Tax)

  1,250,000     Florida Housing Finance Agency, 6.250%, 7/01/11                            7/04 at 102           AAA       1,331,450

                Florida Housing Finance Agency, Single Family:
    705,000       6.550%, 7/01/14 (Alternative Minimum Tax)                                1/05 at 102           AAA         755,090
    705,000       6.650%, 1/01/24 (Alternative Minimum Tax)                                1/05 at 102           AAA         754,886

  1,000,000     Housing Finance Authority of Lee County, Florida, Single Family            3/08 at 105           Aaa       1,106,040
                  Mortgage Revenue Bonds, Series 1998A, Subseries 1,2,3,4, 6.300%,
                  3/01/29 (Alternative Minimum Tax)

    350,000     Leon County, Florida, Housing Finance Authority, Single Family Mortgage    4/01 at 102           Aaa         368,438
                  Revenue Bonds, 1991 Series A (Multi-County Program), 7.300%,
                  4/01/21 (Alternative Minimum Tax)

  2,125,000     Leon County, Florida, Housing Finance Authority, Single Family Mortgage   No Opt. Call           AAA       2,420,885
                  Revenue Bonds, Series B (Multi-County Program), 7.300%, 1/01/28
                  (Alternative Minimum Tax)

    790,000     Housing Finance Authority of Manatee County, Florida, Single Family       11/05 at 105           Aaa         885,519
                  Mortgage Revenue Bonds, Series 1994, Sub Series 3, 7.600%, 11/01/26
                  (Alternative Minimum Tax)

  1,035,000     Orange County Housing Finance Authority, Mortgage Revenue, Series B,       5/99 at 103           Aaa       1,084,535
                  8.100%, 11/01/21 (Alternative Minimum Tax)

    280,000     Orange County Housing Finance Authority, GNMA Collateralized Mortgage      7/00 at 103           AAA         298,698
                  Revenue Refunding Bonds, 1990 Series A, 7.600%, 1/01/24

  1,005,000     Housing Finance Authority of Palm Beach County, Florida, Single Family     9/00 at 103           Aaa       1,065,159
                  Mortgage Revenue Bonds, 1990 Series B, 7.600%, 3/01/23

Portfolio of Investments
Nuveen Flagship Florida Municipal Bond Fund (continued)
May 31, 1998


  Principal                                                                              Optional Call                        Market
     Amount     Description                                                                Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

 $1,595,000     Pinellas County, Florida, Housing Finance Authority, Single Family         2/05 at 102           AAA      $1,716,300
                  Mortgage Revenue Bonds (Multi-County Program), Series A, 6.650%,
                  8/01/21 (Alternative Minimum Tax)

  3,000,000     Pinellas County, Florida, Housing Finance Authority, Single Family         3/07 at 102           Aaa       3,228,180
                  Mortgage Revenue Bonds (Multi-County Program), Series 1998A,
                  6.850%, 3/01/29 (Alternative Minimum Tax)

  1,050,000     Pinellas County, Florida, Housing Finance Authority, Single Family         3/07 at 102           Aaa       1,076,072
                  Mortgage Revenue (Multi-County Program), Series C, 5.800%,
                  3/01/29 (Alternative Minimum Tax)

  1,160,000     Polk County, Florida, Housing Finance Authority, Series A, 7.150%,         3/01 at 102           Aaa       1,221,758
                  9/01/23
------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care  -- 7.1%

  2,735,000     Dade County Health Facilities Authority, Revenue Refunding Bonds,          8/00 at 102            A1       2,928,912
                  Series 1990 (Catholic Health and Rehabilitation Services, Inc.
                  Project), 7.125%, 8/15/09

                Escambia County Health Facilities Authority, Florida, Health
                Facilities Revenue Bonds (Azalea Trace, Inc.), Series 1997:
  1,000,000       6.000%, 1/01/15                                                          1/07 at 102           N/R       1,031,160
  1,595,000       6.100%, 1/01/19                                                          1/07 at 102           N/R       1,657,317

                Jacksonville Health Facilities Authority, Florida, Tax
                Exempt Industrial Development Revenue Bonds (National Benevolent
                Association - Cypress Village Florida Project), Series 1996A:
    690,000       6.125%, 12/01/16                                                        12/06 at 102          Baa1         731,414
  1,000,000       6.250%, 12/01/26                                                        12/06 at 102          Baa1       1,066,640

  1,550,000     Osceola County, Florida, Industrial Development Authority,                 5/01 at 102           AAA       1,678,325
                  Evangelical Lutheran Social Project, 6.750%, 5/01/16

  8,000,000     Palm Beach County, Florida, Health Facilities Authority,                  11/06 at 102             A       8,310,720
                  Retirement Community, Adult Communities Total Services
                  Inc., 5.625%, 11/15/20

  4,000,000     Palm Beach County, Florida, Industrial Development Revenue,               12/06 at 102            A+       4,392,160
                  Lourdes, Noreen McKeen Residence, Geriatric Care Inc.,
                  6.625%, 12/01/26

                Sarasota County, Florida, Health Facility Authority, Health
                Revenue Refunding Facilities, Sunnyside Properties:
    855,000       5.500%, 5/15/01                                                         No Opt. Call           N/R         876,768
    540,000       5.500%, 5/15/02                                                         No Opt. Call           N/R         556,027
    570,000       5.500%, 5/15/03                                                         No Opt. Call           N/R         588,941
    600,000       5.500%, 5/15/04                                                         No Opt. Call           N/R         621,852
    170,000       5.500%, 5/15/05                                                         No Opt. Call           N/R         178,094
  1,000,000       6.000%, 5/15/10                                                          5/06 at 102           N/R       1,036,380
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 4.6%

  4,000,000     State of Florida, Full Faith and Credit, Broward County Expressway        No Opt. Call           AA+       5,712,280
                  Authority, Series of 1984, 9.875%, 7/01/09

  1,000,000     State of Florida, Full Faith and Credit, Broward County Expressway        No Opt. Call           AA+       1,533,380
                  Authority, Series of 1984(General Obligation Bonds), 10.000%, 7/01/14

  2,165,000     State of Florida, Full Faith and Credit, State Board of Education,        No Opt. Call           AA+       3,119,570
                  Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14

  2,990,000     Hillsborough County, Florida, Environmentally Sensitive Land               7/02 at 102           Aa3       3,258,951
                  Acquisition and Protection Program Bonds, Series 1992, 6.250%, 7/01/08

  2,000,000     Commonwealth of Puerto Rico, Public Improvement Bonds of 1997             No Opt. Call           AAA       2,380,300
                  (General Obligation Bonds), 6.500%, 7/01/15

    700,000     Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,         7/07 at 101 1/2             A         708,246
                  5.375%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 14.4%

                The School Board of Brevard County, Florida, Certificates of
                Participation, Series 1996A:
    500,000       5.400%, 7/01/11                                                         No Opt. Call           AAA         539,240
    500,000       5.400%, 7/01/12                                                         No Opt. Call           AAA         536,815
  3,100,000       5.500%, 7/01/21                                                          7/06 at 102           AAA       3,204,098

  4,425,000     The School Board of Dade County, Florida, Certificates of                  5/06 at 101           AAA       4,571,733
                  Participation, Series 1996A, 5.500%, 5/01/25

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$   255,000    Dade County, Florida, Special Obligation Bonds (Courthouse Center             4/04 at 102         AAA    $   280,179
                 Project), Series 1994, 6.300%, 4/01/14

               Dade County, Florida, Special Obligation and Refunding Bonds,
                 Series 1996B:
  4,835,000      0.000%, 10/01/07                                                           No Opt. Call         AAA      3,196,709
  4,585,000      5.000%, 10/01/35                                                           10/06 at 102         AAA      4,471,154

    190,000    Certificates of Participation, Series 1992, The School Board of               2/02 at 100         AAA        202,251
                 Escambia County, Florida, 6.375%, 2/01/12

  1,500,000    Certificates of Participation, The Department of Corrections
                 (State of Florida), Series 1994, 6.000%, 3/01/14                            3/04 at 102          A+      1,607,580

  3,105,000    City of Gulf Breeze, Florida, Local Government Loan Program, Floating        12/99 at 102         AAA      3,329,988
                 Rate Demand Revenue Bonds, Boca Raton Projects, Series 1985 E, 7.750%,
                 12/01/15

  1,000,000    City of Gulf Breeze, Florida, Local Government Loan Program, Floating
                 Rate Demand Revenue Bonds, Series 1985 B, Remarketed, 5.900%, 12/01/15     12/11 at 100         AAA      1,098,980

  5,000,000    The County of Hernando, Florida, Criminal Justice Complex Financing          No Opt. Call         AAA      6,602,950
                 Program 1986 Series, 7.650%, 7/01/16

    250,000    City of Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds,         10/02 at 102         AAA        274,653
                 Series 1992, 6.500%, 10/01/13

  1,010,000    Martin County, Florida, Special Assignment Revenue, Tropical Farms Water,
                 5.900%, 11/01/11                                                           11/05 at 100          A2      1,071,519

  1,000,000    Miami Beach, Florida, Redevelopment Agency, City Center Tax Increment        12/04 at 102         BBB      1,021,790
                 Revenue, Historic Convention Village, 5.875%, 12/01/22 (Alternative
                 Minimum Tax)

  4,115,000    School Board of Orange County, Florida, Master Lease Program,
                 Certificates of Participation, Series 1997A, 5.375%, 8/01/22                8/07 at 101         Aaa      4,184,009

  1,000,000    Palm Beach County, Florida, Criminal Justice Facilities Revenue Refunding    No Opt. Call         AAA      1,079,030
                 Bonds, Series 1993, 5.375%, 6/01/10

  1,000,000    Palm Beach County, Florida, School Board, Certificates of Participation,      8/04 at 101         AAA      1,126,880
                 Series A, 6.375%, 8/01/15

  1,000,000    City of Palm Beach Gardens, Florida, Special Obligation Revenue Bonds,        7/99 at 102         AAA      1,053,400
                 Series 1990, 7.250%, 7/01/15

  2,000,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,      7/16 at 100           A      2,096,100
                 1996 Series Y, 5.500%, 7/01/36

  1,950,000    Puerto Rico Highway and Transportation Authority, Transportation Revenue      7/08 at 101           A      1,884,480
                 Bonds, Series A, 5.000%, 7/01/38

  5,000,000    Sunrise Lakes, Florida, Phase 4 Recreation District, Series A, 6.750%,        8/05 at 102         BBB      5,817,400
                 8/01/24

  3,300,000    Tampa, Florida, Utility Tax, 0.000%, 4/01/17                                 No Opt. Call         AAA      1,287,297

  3,170,000    Tampa, Florida, Utilities Tax Improvement Bonds, Series 1997, 0.000%,        No Opt. Call         AAA      1,145,004
                 10/01/18
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation  4.4%

  3,000,000    Broward County, Florida, Port Facilities Revenue Bonds (Port Everglades),    No Opt. Call         AAA      2,901,330
                 Series 1998C, 5.000%, 9/01/27 (Alternative Minimum Tax) (DD)

  1,000,000    Dade County, Florida, Aviation Facilities Revenue Bonds, 1992 Series B,      10/02 at 102         AAA      1,092,670
                 6.55%, 10/01/13 (Alternative Minimum Tax)

               Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,
                 City of Orlando, Florida, Series 1997:
    500,000      5.750%, 10/01/10 (Alternative Minimum Tax)                                 No Opt. Call         AAA        547,470
  1,250,000      5.250%, 10/01/23 (Alternative Minimum Tax)                                 10/07 at 101         AAA      1,246,438

  1,000,000    Hillsborough County Aviation Authority, Florida, Tampa International         10/06 at 102         AAA      1,071,570
                 Airport Revenue Bonds, (Alternative Minimum Tax) Series 1996B, 5.875%,
                 10/01/23

  2,185,000    Palm Beach County, Florida, Airport System Revenue Refunding Bonds,          No Opt. Call         AAA      2,338,780
                 Series 1991, 7.500%, 10/01/00

Portfolio of Investments
Nuveen Flagship Florida Municipal Bond Fund (continued)
May 31, 1998


  Principal                                                                               Optional Call                       Market
     Amount     Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation (continued)

                Sanford, Florida, Airport Authority, Industrial Development
                Revenue, Central Florida Terminals Inc. Project, Series A:
$ 3,000,000       7.500%, 5/01/15                                                           5/06 at 102          N/R      $3,221,190
  3,270,000       7.750%, 5/01/21                                                           5/06 at 102          N/R       3,572,540
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 13.0%

  1,925,000     City of Boynton Beach, Florida, Water and Sewer Utility, Revenue           11/00 at 102          AAA       2,113,419
                  Bonds, Series 1990, 7.400%, 11/01/15 (Pre-refunded to 11/01/00)

  1,500,000     The School Board of Broward County, Florida, Certificates of                7/00 at 102          AAA       1,623,585
                  Participation, Series 1990A, 7.125%, 7/01/10 (Pre-refunded to 7/01/00)

    250,000     Dade County Health Facilities Authority, Florida, Hospital Revenue         10/99 at 102          AAA         265,135
                  Refunding Bonds, Series 1989 (South Miami Hospital Project), 7.000%,
                  10/01/18 (Pre-refunded to 10/01/99)

  1,500,000     Dade County Health Facilities Authority, Florida, Hospital Revenue         No Opt. Call          AAA       1,624,425
                  Bonds, Series 1991A (Baptist Hospital of Miami Project), 5.750%,
                  5/01/21

    300,000     Dade County Health Facilities Authority, Florida, Hospital Revenue          8/02 at 102          AAA         332,685
                  Refunding Bonds, Series 1992 (North Shore Medical
                  Center Project), 6.500%, 8/15/15 (Pre-refunded to 8/15/02)

    310,000     The School Board of Escambia County, Florida, Certificates of               2/02 at 100          AAA         334,320
                  Participation, Series 1992,  6.375%, 2/01/12 (Pre-refunded to 2/01/02)

    300,000     State of Florida, Full Faith and Credit, Pollution Control Bonds,           7/02 at 101       AA+***         330,558
                  Series Y, Division of Bond Finance of the Department of
                  General Services, 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

  1,160,000     State of Florida, Faith and Credit, State Board of Education, Public       No Opt. Call          AAA       1,182,608
                  Education Capital Outlay Bonds, Series 1986 C, 7.100%, 6/01/07

    335,000     State of Florida, Full Faith and Credit, State Board of Education,         No Opt. Call          AAA         476,655
                  Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14

  5,000,000     State of Florida, Full Faith and Credit, State Board of Education,          6/01 at 101          AAA       5,425,350
                  Public Education Capital Outlay Bonds, Series 1991 B, 6.700%, 6/01/22
                  (Pre-refunded to 6/01/01)

  2,000,000     State of Florida, State Board of Education,Public Education Capital         6/02 at 101          Aaa       2,204,520
                  Outlay Bonds, Series 1991 C, 6.625%, 6/01/17 (Pre-refunded to 6/01/02)

  1,000,000     Hillsborough County Port District, Florida, Tampa Port Authority,          12/00 at 102      Baa1***       1,118,170
                  Revenue Bonds, Series 1990, 8.250%, 6/01/09 (Pre-refunded to 12/01/00)

    250,000     Hillsborough County, Florida, Capital Improvement, Non-Ad Valorem           1/00 at 102         A***         264,090
                  Revenue Bonds (Museum of Science and Industry Project), Series 1992,
                  6.400%, 1/01/12 (Pre-refunded to 1/01/00)

  1,635,000     Hillsborough County, Florida, Refunding Utility Revenue Bonds, Series       8/01 at 102      BBB+***       1,803,585
                  1991A, 7.000%, 8/01/14 (Pre-refunded to 8/01/01)

    250,000     City of Hollywood, Florida, Water and Sewer Revenue Bonds, Series 1991,    10/01 at 102          AAA         276,660
                  6.875%, 10/01/21 (Pre-refunded to 10/01/01)

  1,810,000     Jacksonville Electric Authority (Jacksonville, Florida), Bulk Power    10/00 at 101 1/2          Aaa       1,958,311
                  Supply System Revenue Bonds (Scherer 4 Project, Issue One), Series
                  1991A, 7.000%, 10/01/12 (Pre-refunded to 10/01/00)

  1,500,000     Town of Lady Lake, Florida, Industrial Development Revenue Bonds            7/00 at 102       N/R***       1,694,550
                  (Sunbelt Utilities, Inc. Project), Series 1990, 9.625%,
                  7/01/15 (Pre-refunded to 7/01/00) (Alternative Minimum Tax)

  1,000,000     Martin County Health Facilities Authority, Florida, Hospital Revenue       11/00 at 102          AAA       1,091,330
                  Bonds, Series 1990B (Martin Memorial Hospital South Project), 7.100%,
                  11/15/20 (Pre-refunded to 11/15/00)

  1,050,000     City of Naples, Florida, Hospital Revenue Bonds (Naples Community          10/00 at 102          AAA       1,144,731
                  Hospital, Inc. Project), Series 1990, 7.200%, 10/01/19 (Pre-refunded to 10/01/00)

  3,400,000     North Springs Improvement District, Florida, Water and Sewer Revenue,      10/01 at 102       N/R***       3,883,310
                  8.000%, 10/01/16 (Pre-refunded to 10/01/01)

    145,000     Orange County, Florida, Sales Tax Revenue Bonds, Series 1989,               1/00 at 102          AAA         152,702
                  6.125%, 1/01/19 (Pre-refunded to 1/01/00)

  1,750,000     Orange County, Florida, Tourist Development Tax Revenue Bonds,             10/00 at 102          AAA       1,911,070
                  Series 1990, 7.250%, 10/01/10 (Pre-refunded to 10/01/00)

 Principal                                                                           Optional Call                  Market
    Amount   Description                                                               Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

$1,750,000   Palm Beach County, Florida, Criminal Justice Facilities Revenue           6/00 at 102        AAA   $1,894,253
               Bonds, Series 1990 (General Obligation Bonds), 7.250%, 6/01/11
               (Pre-refunded to 6/01/00)

 1,425,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,      7/01 at 102        Aaa    1,573,870
               7.000%, 7/01/21 (Pre-refunded to 7/01/01)

   500,000   City of St. Petersburg Health Facilities Authority, Florida, Series      12/01 at 102        AAA      556,705
               1985 A (Allegany Health System Loan Program), 7.000%, 12/01/15
               (Pre-refunded to 12/01/01)

 2,000,000   City of St. Petersburg, Florida, Health Facilities Authority,            12/03 at 100        AAA    2,254,120
               Allegany Health System Revenue Bonds, Series 1991 (St. Anthony's
               Health Care Center, Inc.), 6.750%, 12/01/21 (Pre-refunded to
               12/01/03)

 1,610,000   City of St. Petersburg Health Facilities Authority, Florida,             12/01 at 102        AAA    1,792,590
               Allegany Health System Revenue Bonds, Series 1991 (St. Marys
               Hospital, Inc.), 7.000%, 12/01/21 (Pre-refunded to 12/01/01)

 2,500,000   The School Board of Seminole County, Florida, Certificates of             7/04 at 101        AAA    2,863,750
               Participation, Series 1994B, 6.750%, 7/01/14 (Pre-refunded to
               7/01/04)

 1,000,000   City of Tampa, Florida, Allegany Health System Revenue Bonds, Series     12/01 at 102        AAA    1,106,000
               1991 (St. Josephs Hospital, Inc.), 6.750%, 12/01/17 (Pre-refunded to 12/01/01)

 2,000,000   City of Tampa, Florida, Allegany Health System Revenue Bonds, Series     12/04 at 102        AAA    2,294,320
               1994 (St. Josephs Hospital, Inc.) 6.500%, 12/01/23 (Pre-refunded to
               12/01/04)

   335,000   City of Tampa, Florida, Water and Sewer Systems, Series 1992,            10/02 at 101        AAA      363,341
               6.000%, 10/01/17 (Pre-refunded to 10/01/02)

 1,000,000   Turtle Run Community Development District, Coral Springs, Florida,        5/03 at 100      A3***    1,098,040
               Water Management Benefit Tax Refunding Bonds, Series 1993, 6.400%,
               5/01/11 (Pre-refunded to 5/01/03)
--------------------------------------------------------------------------------------------------------------------------
             Utilities--11.0%

 4,210,000   Broward County, Florida, Resource Recovery Revenue Bonds, Series         12/99 at 103         A-    4,534,044
               1984 (SES Broward Company, L.P. South Project), 7.950%, 12/01/08

 6,000,000   Citrus County, Florida, Pollution Control Refunding Revenue Bonds,        1/02 at 102         A+    6,528,540
               Series 1992 A (Florida Power Corporation Crystal River Power Plant
               Project), 6.625%, 1/01/27

 1,500,000   City of Gainesville, Florida, Utilities System Revenue Bonds, 1996       10/06 at 102         AA    1,501,080
               Series A, 5.200%, 10/01/22

 2,500,000   Hillsborough County Industrial Development Authority Florida,             8/01 at 103         AA    2,830,900
               Pollution Control Revenue Bonds, (Tampa Electric Company
               Project), Series 1991, 7.875%, 8/01/21

 1,000,000   City of Lakeland, Florida, Electric and Water Revenue Refunding and      No Opt. Call        AAA    1,136,680
               Improvement Bonds (Junior Subordinate Lien), Series 1996B, 6.000%,
               10/01/12

 2,125,000   Lee County, Florida, Solid Waste System, Series 1991A, 7.000%,           10/01 at 102        AAA    2,317,525
               10/01/11 (Alternative Minimum Tax)

 2,000,000   Martin County, Florida, Pollution Control Revenue Refunding Bonds         7/00 at 102        AAA    2,159,320
               (Florida Power and Light Company Project), Series 1990, 7.300%,
               7/01/20

 1,000,000   Orlando, Florida, Utilities Commission, Water and Electric               No Opt. Call        Aa2    1,225,140
               Subordinated Revenue Bonds, Series 1989D, 6.750%, 10/01/17

 1,250,000   Orlando, Florida, Utilities Commission, Water and Electric               10/02 at 102        Aa2    1,329,400
               Subordinated Revenue Bonds, Series 1992A, 6.000%, 10/01/20

 4,000,000   Pinellas County, Florida, Pollution Control Refunding Revenue Bonds       6/01 at 102         A+    4,400,160
               (Florida Power Corporation Anclote and Bartow Power Plants
               Project), Series 1991, 7.200%, 12/01/14

 6,000,000   Polk County Industrial Development Authority, Florida, Solid Waste       12/06 at 102       A-1+    6,332,520
               Disposal Facility Revenue Bonds (Tampa Electric Company Project),
               Series 1996, 5.850%, 12/01/30 (Alternative Minimum Tax)

 3,000,000   St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds             2/01 at 102        AA-    3,259,020
               (Florida Power and Light Company Project), Series 1991, 7.150%,
               2/01/23 (Alternative Minimum Tax)

 2,000,000   St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds             5/02 at 102        AA-    2,177,640
               (Florida Power and Light Company Project), 6.700%, 5/01/27
               (Alternative Minimum Tax)

                    Portfolio of Investments
                    Nuveen Flagship Florida Municipal Bond Fund (continued) May 31, 1998

   Principal                                                                         Optional Call                  Market
      Amount  Description                                                              Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------
              Water and Sewer - 7.1%

$  1,000,000  The Governmental Utility Services Corporation of the City of Bessemer,     6/08 at 102      AAA $    993,720
                Alabama, Water Supply Revenue Bonds, Series 1998, 5.250%,
                6/01/32 (DD)

   1,000,000  City of Callaway/Bay County, Florida, Wastewater System Revenue Bonds,     9/06 at 102      AAA    1,087,990
                Series 1996A, 6.000%, 9/01/26

              Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1997:
   3,000,000    5.250%, 10/01/21                                                        10/07 at 101      AAA    3,017,610
   7,500,000    5.250%, 10/01/26                                                        10/07 at 101      AAA    7,537,650

   1,000,000  Town of Davie, Florida, Water and Sewer Improvement and Refunding,        10/02 at 102      AAA    1,088,840
                Revenue Bonds, Series 1992, 6.250%, 10/01/17

     600,000  The City of Daytona Beach, Florida, Water and Sewer Revenue Bonds,        11/02 at 102      AAA      645,840
                Series 1992, 6.000%, 11/15/14

   2,000,000  Escambia County Utilities Authority, Florida, Utility System Revenue      No Opt. Call      AAA      881,520
                Bonds, Series 1992B, 0.000%, 1/01/15

   2,250,000  Hillsborough County, Florida, Refunding Utility Revenue Bonds, Series      8/01 at 102      AAA    2,434,478
                1991A, 6.500%, 8/01/16

   3,500,000  Hillsborough County, Florida, Refunding Utility Revenue Bonds, Series      8/01 at 102      AAA    3,786,965
                1991B, 6.500%, 8/01/16

     375,000  City of Jacksonville, Florida, Water and Sewer Development Revenue Bonds,  6/02 at 102        A      407,190
                Series 1992 (Jacksonville Suburban Utilities Corporation Project),
                6.750%, 6/01/22 (Alternative Minimum Tax)

     250,000  Town of Jupiter, Florida, Water Revenue Bonds, Series 1992B, 6.250%,      10/01 at 102      AAA      271,905
                10/01/18

              Manatee County, Florida, Public Utilities Revenue Refunding and
                Improvement Bonds, Series 1991 C:
   1,850,000    0.000%, 10/01/08                                                        No Opt. Call      AAA    1,167,756
   2,800,000    0.000%, 10/01/09                                                        No Opt. Call      AAA    1,677,423

     500,000  Orange County, Florida, Water Utilities System Revenue Bonds, Series       4/02 at 102      AAA      540,769
                1992, 6.250%, 10/01/17

     165,000  City of Tampa, Florida, Water and Sewer Systems Revenue Bonds, Series     10/02 at 101      AAA      176,341
                1992, 6.000%, 10/01/17
--------------------------------------------------------------------------------------------------------------------------
$343,926,000  Total Investments - (cost $327,968,234) - 98.9%                                                  357,734,891
============--------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.1%                                                               4,004,015
              ------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                               $361,738,906
              ============================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

(DD) Security purchased on a delayed delivery basis (note 1).


N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                    Portfolio of Investments
                    Nuveen Flagship Florida Intermediate Municipal Bond Fund May 31, 1998

Principal                                                                            Optional Call                 Market
   Amount    Description                                                               Provisions* Ratings**        Value
-------------------------------------------------------------------------------------------------------------------------
             Forest and Paper Products - 1.7%

$ 200,000    Escambia County, Florida, Pollution Control Refunding Bonds, Champion    11/02 at 102      Baa1     $219,594
               International Project, Series 1992, 6.950%, 11/01/07
-------------------------------------------------------------------------------------------------------------------------
             Health Care - 10.7%

  200,000    Alachua County Health Facilities Authority, Florida, Health Facilities   12/06 at 102       AAA      215,430
               Revenue Bonds, Shands Teaching Hospital and Clinics, Inc. Project,
               Series 1996A, 5.300%, 12/01/08

  200,000    Halifax Hospital Medical Center (Daytona Beach, Florida), Health Care    No Opt. Call         A      196,834
               Facilities Bonds (Halifax Management System, Inc. Project), 1998
               Series A, 4.600%, 4/01/08

  200,000    Halifax Hospital Medical Center (Daytona Beach, Florida), Hospital       10/07 at 102       AAA      209,194
               Revenue Refunding and Improvement Bonds, 1997 Series A, 5.000%,
               10/01/08

  250,000    Hospital Board of Directors of Lee County, Florida, Hospital Bonds (Lee   4/07 at 102       AAA      268,940
               Memorial Health System), Fixed Rate Hospital Bonds, 1997 Series A,
               5.400%, 4/01/09

  200,000    Leesburg, Florida, Hospital Refunding, Leesburg Regional Medical Center   7/06 at 102         A-     214,072
               Project A, 5.600%, 7/01/08

  250,000    City of Tampa, Florida, Health System Revenue Bonds, Catholic Health     No Opt. Call       AAA      269,993
               East Issue, Series 1998A-1, 5.500%, 11/15/12
-------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.7%

  300,000    Brevard County Housing Finance Authority, Multi-Family Housing            2/06 at 101       AAA      341,061
               Refunding Bonds (Windover Oaks and Windover Health Club Apartments
               Projects), Series 1996A, 6.900%, 2/01/27

  500,000    Housing Finance Authority of Polk County, Multi-family Housing Bonds      7/05 at 101       AAA      521,380
               (Winter Oaks Apartments Project), Series 1997A, 5.250%, 7/01/22
-------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.8%

  190,000    Escambia County Housing Finance Authority, Single Family Mortgage Bonds   4/07 at 102       Aaa      197,822
               (Multi County Program), Series 1997A , 5.500%, 4/01/08 (Alternative
               Minimum Tax)

  180,000    Florida Housing Finance Agency, Single Family, 6.000%, 1/01/04           No Opt. Call       AAA      187,205
               (Alternative Minimum Tax)

  345,000    Orange County Housing Finance Authority, Single Family Mortgage Bonds     9/07 at 102       AAA      356,951
               (GNMA and Fannie Mae Mortgage Backed Securities Program), Series 1997B,
               5.400%, 9/01/09 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
             Long Term Care - 3.0%

  165,000    Jacksonville Health Facilities Authority, Tax Exempt Industrial          No Opt. Call      Baa1      178,839
               Development Bonds (National Benevolent Association - Cypress Village
               Florida Project), Series 1996A, 5.850%, 12/01/06

  200,000    Sarasota County, Florida, Health Facility Authority, Refunding Health    No Opt. Call       N/R      209,522
               Facilities, Sunnyside Properties, 5.500%, 5/15/05
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.6%

  200,000    The School District of Dade County, Florida, General Obligation           7/06 at 101       AAA      201,610
               Refunding School Bonds, Series 1996, 4.500%, 7/15/08

  500,000    Duval County School District, General Obligation Refunding Bonds,         8/02 at 102       AAA      537,005
               Series 1992, 6.300%, 8/01/08

  225,000    State of Florida, Full Faith and Credit, Broward County Expressway       No Opt. Call       AA+      321,316
               Authority, Series of 1984, 9.875%, 7/01/09

  100,000    State of Florida, Full Faith and Credit, State Board of Education,        6/02 at 101       AA+      107,305
               Public Education Capital Outlay Bonds, Series 1992A, 6.000%, 6/01/07

  325,000    Government of Guam, General Obligation Bonds, Series 1993A, 4.900%,      11/03 at 102       BBB      330,571
               11/15/04

Portfolio of Investments
Nuveen Flagship Florida Intermediate Municipal Bond Fund (continued)
May 31, 1998


  Principal                                                                              Optional Call                        Market
     Amount     Description                                                                Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

$   275,000     The City of New York, General Obligation Bonds, Fiscal 1997            8/06 at 101 1/2            A3        $307,445
                  Series A, Fixed Rate Tax-Exempt Bonds, 6.250%, 8/01/08

    200,000     Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,          No Opt. Call             A         211,320
                  General Obligation Bonds, Series 1993, 5.375%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 26.3%

   200,000      Broward County, Florida, Professional Sports Facilities Tax and            9/06 at 101           AAA         213,140
                  Revenue Bonds (Broward County Civic Arena Project), Series
                  1996A, 5.200%, 9/01/07

    100,000     Dade County, Florida, School Board, Certificates of Participation,        No Opt. Call           AAA         106,370
                  Series 1994A, 5.375%, 5/01/04

    190,000     Dade County, Florida, Special Obligation and Refunding Bonds,         10/08 at 98 7/32           AAA         113,825
                  Series 1996B, 0.000%, 10/01/09

    325,000     Florida Ports Financing Commission, Revenue Bonds (State                  No Opt. Call           AAA         337,165
                  Transportation Trust Fund), Series 1996, 5.000%, 6/01/07
                  (Alternative Minimum Tax)

    250,000     State of Florida, Department of Environmental Protection,                  7/05 at 101           AAA         270,323
                  Preservation 2000 Revenue Bonds, Series 1995A, 5.500%, 7/01/06

    405,000     Gulf Breeze Local Government Loan Program Bonds, Remarketed Series        12/06 at 101           AAA         440,166
                  1985-B, 5.600%, 12/01/15

    100,000     Gulf County, Florida, Gas Tax Refunding and Improvement Bonds,            10/05 at 102           AAA         105,096
                  Series 1995, 5.000%, 10/01/07

    145,000     School District of Gulf County, Florida Sales Tax Revenue Bonds,           6/07 at 101            AA         152,222
                  Series 1997, 5.200%, 6/01/08

    200,000     Hillsborough County, Florida, Capital Improvement Program Refunding        8/06 at 102           AAA         206,228
                  Revenue Bonds, Series 1996, 4.800%, 8/01/08

    150,000     Indian Trace Community Development District (Broward County,               5/05 at 102           AAA         162,180
                  Florida), Water Management Special Benefit Refunding Bonds,
                  Series 1995A, 5.500%, 5/01/06

    400,000     Lee County, Florida, Capital Revenue Refunding, Series A, 5.750%,         No Opt. Call           AAA         445,664
                  10/01/11

    290,000     Levy County, Florida, School Board Certificates of Participation,          7/05 at 102            AA         309,874
                  5.500%, 7/01/06

    125,000     Lynn Haven, Florida, Special Project, 5.250%, 10/01/05 (Alternative       No Opt. Call           AAA         130,916
                  Minimum Tax)

    250,000     Martin County, Florida, Special Assessment Tropical Farms Water,          No Opt. Call            A2         267,425
                  5.600%, 11/01/05

    125,000     Pembroke Pines, Florida, Special Assessment, No. 94, 5.750%, 11/01/05     No Opt. Call          Baa1         134,110
------------------------------------------------------------------------------------------------------------------------------------
                Transportation -- 16.2%

    350,000     Dade County, Florida, Aviation Refunding Bonds, Miami International       No Opt. Call           AAA         379,033
                  Airport, Series 1994A, 6.250%, 10/01/02 (Alternative Minimum Tax)

    500,000     Dade County, Florida, Seaport Refunding Bonds, Series 1995, 6.200%,       No Opt. Call           AAA         577,460
                  10/01/10

    200,000     Greater Orlando Aviation Authority, Airport Facilities Bonds, City        No Opt. Call           AAA         218,988
                  of Orlando, Florida, Series 1997, 5.750%,10/01/10
                  (Alternative Minimum Tax)

    200,000     Hillborough County Aviation Authority, Tampa International Airport        10/06 at 101           AAA         218,298
                  Refunding Bonds, Series 1997A, 5.750%, 10/01/07
                  (Alternative Minimum Tax)

    200,000     Pensacola, Florida, Airport Revenue, Series B, 5.400%, 10/01/07           No Opt. Call           AAA         213,118
                  (Alternative Minimum Tax)

    250,000     Sanford Airport Authority, Industrial Development Bonds (Central          No Opt. Call           N/R         266,445
                  Florida Terminals Inc. Project), Series 1997C, 6.750%, 5/01/05

    200,000     Sarasota-Manatee Airport Authority, Airport System Refunding Bonds,        8/06 at 102           AAA         214,146
                  Series 1996, 5.250%, 8/01/08
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 0.7%

    145,000     Dade County Special Obligation and Refunding Bonds,                   10/08 at 98 7/32           AAA          87,399
                  Series 1996B, 0.000%, 10/01/09


  Principal                                                                              Optional Call                        Market
     Amount     Description                                                                Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 4.8%

$   120,000     Jacksonville Electric Authority (Jacksonville, Florida), St. John's        4/06 at 101            AA     $   123,574
                  River Power Park System Refunding Bonds, Issue Two, Series 15,
                  4.750%, 10/01/07

    375,000     Pasco County Solid Waste Disposal and Resource Recovery System,            4/07 at 101           AAA         390,622
                  Series B, 5.250%, 4/01/09 (Alternative Minimum Tax)

    100,000     City of St. Lucie, Florida, Utility System Bonds, Series 1994,            No Opt. Call           AAA         107,278
                  5.500%, 9/01/04
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 8.2%

    485,000     City of Auburndale, Water and Sewer Bonds, Series 1995, 5.375%,           12/05 at 102           AAA         522,582
                  12/01/08

    250,000     Lee County Industrial Development Authority, Utilities Refunding,         11/06 at 101           AAA         269,847
                  Bonita Springs Utilities Project, 5.450%, 11/01/07
                  (Alternative Minimum Tax)

    250,000     City of Plant City, Utility System Refunding and Improvement Bonds,       10/04 at 101           AAA         267,298
                  Series 1995, 5.400%, 10/01/06
------------------------------------------------------------------------------------------------------------------------------------
$12,085,000     Total Investments -- (cost $12,102,272)  99.7%                                                            12,854,201
===========-------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.3%                                                                         41,675
                --------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                       $12,895,876
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.
N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
May 31, 1998


                                                                                                            Florida
                                                                                     Florida           Intermediate
-------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                   $357,734,891            $12,854,201
Cash                                                                               1,317,792                     --
Receivables:
  Fund manager (note 6)                                                                   --                  1,467
  Interest                                                                         5,858,350                182,062
  Investments sold                                                                 2,280,787                     --
  Shares sold                                                                        256,323                     --
Other assets                                                                         209,770                 23,390
-------------------------------------------------------------------------------------------------------------------
    Total assets                                                                 367,657,913             13,061,120
-------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                            --                 57,965
Payables:
  Investments purchased                                                            3,866,173                     --
  Shares redeemed                                                                    300,200                 22,732
Accrued expenses:
  Management fees (note 6)                                                           164,022                     --
  12b-1 distribution and service fees (notes 1 and 6)                                 57,316                  4,408
  Other                                                                               14,947                 32,522
Dividends payable                                                                  1,516,349                 47,617
-------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                              5,919,007                165,244
-------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                             $361,738,906            $12,895,876
===================================================================================================================
Class A Shares (note 1)
Net assets                                                                      $292,398,509            $ 7,984,203
Shares outstanding                                                                26,717,796                761,539
Net asset value and redemption price per share                                  $      10.94            $     10.48
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% and 3.00%, respectively,
  of offering price)                                                            $      11.42            $     10.80
===================================================================================================================
Class B Shares (note 1)
Net assets                                                                      $  5,266,234                    N/A
Shares outstanding                                                                   480,837                    N/A
Net asset value, offering and redemption price per share                        $      10.95                    N/A
===================================================================================================================
Class C Shares (note 1)
Net assets                                                                      $  7,645,837            $ 4,788,248
Shares outstanding                                                                   698,421                457,108
Net asset value, offering and redemption price per share                        $      10.95            $     10.48
===================================================================================================================
Class R Shares (note 1)
Net assets                                                                      $ 56,428,326            $   123,425
Shares outstanding                                                                 5,157,580                 11,751
Net asset value, offering and redemption price per share                        $      10.94            $     10.50
===================================================================================================================

N/A  Florida Intermediate is not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.

                    Statement of Operations
                    Year Ended May 31, 1998


                                                                                                       Florida
                                                                                   Florida        Intermediate
--------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                     $21,489,333          $  653,564
--------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                         1,936,305              69,185
12b-1 service fees  Class A (notes 1 and 6)                                        589,283              17,499
12b-1 distribution and service fees  Class B (notes 1 and 6)                        25,088                 N/A
12b-1 distribution and service fees  Class C (notes 1 and 6)                        49,426              27,906
Shareholders' servicing agent fees and expenses                                    172,328              13,049
Custodian's fees and expenses                                                       82,430              41,694
Trustees' fees and expenses (note 6)                                                 7,479                 230
Professional fees                                                                   11,695              14,950
Shareholders' reports  printing and mailing expenses                                69,455                 986
Federal and state registration fees                                                  3,957               2,062
Organizational expenses (note 1)                                                        --               9,125
Other expenses                                                                       6,080                 833
--------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                      2,953,526             197,519
     Expense reimbursement (note 6)                                                     --             (78,150)
--------------------------------------------------------------------------------------------------------------
Net expenses                                                                     2,953,526             119,369
--------------------------------------------------------------------------------------------------------------
Net investment income                                                           18,535,807             534,195
--------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                   1,741,055             107,442
Net change in unrealized appreciation or depreciation of investments             9,935,425             436,659
--------------------------------------------------------------------------------------------------------------
Net gain from investments                                                       11,676,480             544,101
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $30,212,287          $1,078,296
==============================================================================================================
N/A  Florida Intermediate is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

                    Statement of Changes in Net Assets


                                                                                              Florida
                                                                                 ----------------------------------
                                                                                     Year Ended          Year Ended
                                                                                        5/31/98            5/31/97*
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                            $   18,535,807       $  17,560,647
Net realized gain (loss) from investment transactions (notes 1 and 4)                 1,741,055           1,079,346
Net change in unrealized appreciation or depreciation of investments                  9,935,425           5,172,708
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           30,212,287          23,812,701
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                            (15,043,556)        (16,417,162)
 Class B                                                                               (111,486)             (6,544)
 Class C                                                                               (298,769)           (136,909)
 Class R                                                                             (2,978,766)           (978,903)
From accumulated net realized gains from investment transactions:
 Class A                                                                               (232,327)            (27,453)
 Class B                                                                                 (2,178)                 --
 Class C                                                                                 (5,383)               (288)
 Class R                                                                                (44,456)                 --
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                           (18,716,921)        (17,567,259)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of Nuveen Florida
 (note 1)                                                                                    --          65,696,034
Net proceeds from shares issued as a capital contribution                                    --              33,360
Net proceeds from sale of shares                                                     40,781,150          30,465,913
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                        8,503,896           5,587,408
-------------------------------------------------------------------------------------------------------------------
                                                                                     49,285,046         101,782,715
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                             (56,173,488)        (70,527,219)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                   (6,888,442)         31,255,496
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                 4,606,924          37,500,938
Net assets at the beginning of year                                                 357,131,982         319,631,044
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                    $  361,738,906       $ 357,131,982
-------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year                    $      124,359       $      21,129
-------------------------------------------------------------------------------------------------------------------


                                                                                          Florida Intermediate
                                                                                  ------------------------------------
                                                                                       Year Ended           Year Ended
                                                                                          5/31/98            5/31/97**
----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                              $      534,195         $    424,132
Net realized gain (loss) from investment transactions (notes 1 and 4)                     107,442             (26,511)
Net change in unrealized appreciation or depreciation of investments                      436,659              223,395
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              1,078,296              621,016
----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                                 (392,518)            (312,115)
 Class B                                                                                      N/A                  N/A
 Class C                                                                                 (147,457)            (123,497)
 Class R                                                                                   (5,061)                (406)
From accumulated net realized gains from investment transactions:
 Class A                                                                                  (33,206)             (11,177)
 Class B                                                                                      N/A                  N/A
 Class C                                                                                  (14,348)              (5,494)
 Class R                                                                                     (465)                  --
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                (593,055)            (452,689)
----------------------------------------------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of Nuveen Florida
 (note 1)                                                                                      --                   --
Net proceeds from shares issued as a capital contribution                                      --                   --
Net proceeds from sale of shares                                                        4,430,671           13,641,821
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                            333,039              160,751
----------------------------------------------------------------------------------------------------------------------
                                                                                        4,763,710           13,802,572
----------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                (8,550,783)          (5,846,919)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                     (3,787,073)           7,955,653
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                  (3,301,832)           8,123,980
Net assets at the beginning of year                                                    16,197,708            8,073,728
----------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                      $   12,895,876         $ 16,197,708
----------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year                      $           53         $     10,894
----------------------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Florida and four months of Florida (note 1).

** Information represents eight months of Flagship Florida Intermediate and four months of Florida Intermediate (note 1).

N/A -- Florida Intermediate is not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General information and significant accounting policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Florida Municipal Bond Fund and the Nuveen Flagship Florida Intermediate Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, Flagship Florida Double Tax Exempt Fund ("Flagship Florida") and Nuveen Florida Tax-Free Value Fund ("Nuveen Florida") reorganized into Nuveen Flagship Florida Municipal Bond Fund ("Florida"). Flagship Florida Intermediate Tax Exempt Fund ("Flagship Florida Intermediate") was reorganized into the Trust and renamed Nuveen Flagship Florida Intermediate Municipal Bond Fund ("Florida Intermediate"). Prior to these reorganizations, Flagship Florida and Flagship Florida Intermediate were each a sub-trust of Flagship Tax Exempt Funds Trust, while Nuveen Florida was a series of the Nuveen Multistate Tax-Free Trust. Nuveen Florida had a fiscal year end of January 31 prior to being reorganized into Florida which has a May 31 fiscal year end.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.


Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, Florida had outstanding delayed delivery purchase commitments of $3,866,173. Florida Intermediate had no such outstanding purchase commitments.


Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differ-ences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.


Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. Florida also offers Class B shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without any up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.


Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.


Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.


Organizational Expenses

The organizational expenses incurred on behalf of Florida Intermediate (approximately $27,400) are being reimbursed to the Adviser on a straight line basis over a period of three years. As of May 31, 1998, $18,246 has been reimbursed.

---
24

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                         Florida
                                                      ------------------------------------------------------------------------------
                                                                Year Ended                                    Year Ended
                                                                  5/31/98                                      5/31/97*
                                                      ------------------------------------------------------------------------------
                                                          Shares            Amount                       Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares issued in the
 reorganization of Nuveen Florida:
 Class A                                                      --      $         --                    1,049,952   $ 11,119,107
 Class B                                                      --                --                           --             --
 Class C                                                      --                --                       33,855        358,702
 Class R                                                      --                --                    5,119,701     54,218,225
Shares issued as a capital contribution:
 Class A                                                      --                --                          788          8,340
 Class B                                                      --                --                          788          8,340
 Class C                                                      --                --                          787          8,340
 Class R                                                      --                --                          788          8,340
Shares sold:
 Class A                                               2,575,627        28,008,973                    2,325,105     24,486,690
 Class B                                                 420,285         4,565,047                       72,980        773,584
 Class C                                                 328,848         3,571,148                      363,870      3,832,018
 Class R                                                 428,140         4,635,982                      129,989      1,373,621
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                                 606,794         6,557,242                      488,917      5,143,242
 Class B                                                   3,957            43,099                          211          2,219
 Class C                                                  14,699           159,154                        3,197         33,754
 Class R                                                 160,928         1,744,401                       38,779        408,193
------------------------------------------------------------------------------------------------------------------------------------
                                                       4,539,278        49,285,046                    9,629,707    101,782,715
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                              (4,482,418)      (48,620,708)                  (6,499,240)   (68,393,215)
 Class B                                                 (17,384)         (188,950)                          --             --
 Class C                                                (128,897)       (1,402,431)                     (30,973)      (324,954)
 Class R                                                (548,970)       (5,961,399)                    (171,775)    (1,809,050)
------------------------------------------------------------------------------------------------------------------------------------
                                                      (5,177,669)      (56,173,488)                  (6,701,988)   (70,527,219)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                 (638,391)     $ (6,888,442)                   2,927,719   $ 31,255,496
====================================================================================================================================

* Information represents eight months of Flagship Florida and four months of Florida (note 1).

                                                                             Florida Intermediate
                                            --------------------------------------------------------------------------------------
                                                        Year Ended                                        Year Ended
                                                          5/31/98                                          5/31/97*
                                            --------------------------------------------------------------------------------------
                                             Shares                     Amount                   Shares                     Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    197,777                $ 2,070,816                1,278,167                $12,883,393
 Class C                                    223,409                  2,320,053                   65,754                    657,819
 Class R                                      3,848                     39,802                   10,011                    100,609
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                     21,496                    222,450                   11,064                    110,935
 Class C                                     10,174                    105,150                    4,973                     49,816
 Class R                                        523                      5,439                       --                         --
----------------------------------------------------------------------------------------------------------------------------------
                                            457,227                  4,763,710                1,369,969                 13,802,572
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (755,341)                (7,744,442)                (496,941)                (5,002,329)
 Class C                                    (74,731)                  (779,251)                 (83,942)                  (844,590)
 Class R                                     (2,631)                   (27,090)                      --                         --
----------------------------------------------------------------------------------------------------------------------------------
                                           (832,703)                (8,550,783)                (580,883)                (5,846,919)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (375,476)               $(3,787,073)                 789,086                $ 7,955,653
==================================================================================================================================
*Information represents eight months of Flagship Florida Intermediate and four months of Florida Intermediate (note 1).

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 9, 1998, as follows:

                                                                                      Florida
                                                                        Florida  Intermediate
---------------------------------------------------------------------------------------------
Dividend per share:
 Class A                                                                 $.0460        $.0390
 Class B                                                                  .0395           N/A
 Class C                                                                  .0410         .0345
 Class R                                                                  .0480         .0410
=============================================================================================
N/A - Florida Intermediate is not authorized to issue Class B Shares.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                                          Florida
                                            Florida  Intermediate
-----------------------------------------------------------------
Purchases:
 Investments in municipal securities    $48,546,507    $4,507,698
 Temporary municipal investments         17,200,000     3,900,000
Sales:
 Investments in municipal securities     55,569,699     5,033,441
 Temporary municipal investments         17,200,000     3,900,000
=================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                                  Florida
                                   Florida   Intermediate
---------------------------------------------------------
Gross unrealized:
 appreciation                  $29,856,079       $752,739
 depreciation                      (89,422)          (810)
---------------------------------------------------------
Net unrealized appreciation    $29,766,657       $751,929
=========================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value     Management Fee
------------------------------------------------
For the first $125 million            .5500 of 1%
For the next $125 million             .5375 of 1
For the next $250 million             .5250 of 1
For the next $500 million             .5125 of 1
For the next $1 billion               .5000 of 1
For net assets over $2 billion        .4750 of 1
================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $487,800 and $22,400 for Florida and Florida Intermediate, respectively, of which approximately $419,200 and $21,600 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1998, the Distributor compensated authorized dealers directly with approximately $251,700 and $18,000 in commission advances at the time of purchase for Florida and Florida Intermediate, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for Florida during the first year following a purchase, all 12b-1 distribution fees on Class B Shares for Florida, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1998, the Distributor retained approximately $46,300 and $10,300 in such 12b-1 fees for Florida and Florida Intermediate, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $9,900 and $2,600 of CDSC on share redemptions for Florida and Florida Intermediate, respectively, during the fiscal year ended May 31, 1998.


7. Composition of Net Assets

At May 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                 Florida
                                                                Florida     Intermediate
----------------------------------------------------------------------------------------
Capital paid-in                                               $331,003,387   $12,110,982
Balance of undistributed net investment income                     124,359            53
Accumulated net realized gain from investment transactions         844,503        32,912
Net unrealized appreciation of investments                      29,766,657       751,929
----------------------------------------------------------------------------------------
Net assets                                                    $361,738,906   $12,895,876
========================================================================================

                             Financial Highlights

               Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                           Investment Operations               Less Distributions
                                        -------------------------------  ------------------------------
                                                            Net
                             Beginning                Realized/                                          Ending
                                   Net         Net   Unrealized                  Net                        Net
Year Ended                       Asset  Investment   Investment           Investment   Capital            Asset        Total
May 31,                          Value   Income(a)  Gain (Loss)   Total       Income      Gain    Total   Value    Return(b)
------------------------------------------------------------------------------------------------------------------------------
FLORIDA**

Class A (6/90)
1998                            $10.60        $.56        $ .34    $.90       $(.55)    $(.01)   $(.56)   $10.94        8.67%
1997                             10.39         .56          .21     .77        (.56)       --     (.56)    10.60        7.59
1996                             10.63         .57         (.24)    .33        (.57)       --     (.57)    10.39        3.14
1995                             10.38         .58          .26     .84        (.59)       --     (.59)    10.63        8.43
1994                             10.76         .60         (.38)    .22        (.60)       --     (.60)    10.38        2.00

Class B (2/97)
1998                             10.61         .48          .35     .83        (.48)     (.01)    (.49)    10.95        7.89
1997(c)                          10.59         .16          .02     .18        (.16)       --     (.16)    10.61        1.70

Class C (9/95)
1998                             10.60         .50          .36     .86        (.50)     (.01)    (.51)    10.95        8.20
1997                             10.39         .50          .21     .71        (.50)       --     (.50)    10.60        7.00
1996(c)                          10.65         .35         (.26)    .09        (.35)       --     (.35)    10.39        1.30*

Class R (2/97)
1998                             10.60         .58          .35     .93        (.58)     (.01)    (.59)    10.94        8.91
1997(c)                          10.59         .19          .01     .20        (.19)       --     (.19)    10.60        1.93
==============================================================================================================================
FLORIDA INTERMEDIATE***

Class A (2/94)
1998                            $10.09        $.46        $ .44    $.90       $(.47)    $(.04)   $(.51)   $10.48        9.06%
1997                              9.88         .45          .25     .70        (.47)     (.02)    (.49)    10.09        7.16
1996                             10.05         .46         (.12)    .34        (.46)     (.05)    (.51)     9.88        3.41
1995                              9.66         .46          .33     .79        (.40)       --     (.40)    10.05        8.42
1994(c)                           9.70         .12         (.04)    .08        (.12)       --     (.12)     9.66        1.75*

Class C (2/94)
1998                             10.08         .40          .45     .85        (.41)     (.04)    (.45)    10.48        8.61
1997                              9.88         .40          .23     .63        (.41)     (.02)    (.43)    10.08        6.47
1996                             10.05         .40         (.11)    .29        (.41)     (.05)    (.46)     9.88        2.88
1995                              9.66         .40          .33     .73        (.34)       --     (.34)    10.05        7.80
1994(c)                           9.70         .11         (.06)    .05        (.09)       --     (.09)     9.66        1.33*

Class R (2/97)
1998                             10.11         .48          .44     .92        (.49)     (.04)    (.53)    10.50        9.29
1997(c)                          10.20         .12         (.09)    .03        (.12)       --     (.12)    10.11         .32
==============================================================================================================================


                                      Ratios/Supplemental
--------------------------------------------------------------------------------------------
                                         Ratio                          Ratio
                                        of Net                         of Net
                      Ratio of      Investment        Ratio of     Investment
                      Expenses          Income        Expenses      Income to
                    to Average      to Average      to Average        Average
                    Net Assets      Net Assets      Net Assets     Net Assets
                        Before          Before           After          After    Portfolio
  Ending Net       Reimburse-       Reimburse-      Reimburse-     Reimburse-     Turnover
Assets (000)              ment            ment        ment (a)       ment (a)         Rate
--------------------------------------------------------------------------------------------
    $292,399              .84%           5.13%            .84%          5.13%          14%
     296,970              .96            5.20             .82           5.34           54
     318,456             1.02            5.17             .83           5.36           94
     341,374             1.04            5.40             .73           5.71           53
     372,082             1.00            5.09             .58           5.51           32

       5,266             1.59            4.35            1.59           4.35           14
         785             1.58*           4.52*           1.58*          4.52*          54

       7,646             1.39            4.58            1.39           4.58           14
       5,130             1.46            4.64            1.35           4.75           54
       1,175             1.55*           4.42*           1.38*          4.59*          94

      56,428              .64            5.33             .64           5.33           14
      54,247              .64*           5.55*            .64*          5.55*          54
--------------------------------------------------------------------------------------------

    $  7,984             1.41%           3.79%            .79%          4.41%          36%
      13,089             1.80            3.42             .73           4.49           35
       4,995             1.67            3.57             .76           4.48           66
       3,898             3.54            1.87             .67           4.74          105
         964             6.70*          (2.62)*           .29*          3.79*          28

       4,788             1.96            3.24            1.34           3.86           36
       3,008             2.56            2.71            1.28           3.99           35
       3,079             2.25            2.97            1.34           3.88           66
       1,765             4.53             .85            1.19           4.19          105
       1,058             7.38*          (3.28)*           .68*          3.42*          28

         123             1.21            4.00             .59           4.62           36
         101             1.21*           3.82*            .56*          4.47*          35
--------------------------------------------------------------------------------------------

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.
*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida Intermediate.
(a) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds
Long-Term Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio--one that balances different types of investments, levels of risk and tax management--can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
As of August 8, 1998
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

1898
Nuveen 1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(TM)
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Il. 60606-1286
www.nuveen.com

         NUVEEN
         MUNICIPAL
         BOND FUNDS



         May 31, 1998


         Annual Report



         Dependable, tax-free income
         to help you keep more of
         what you earn.

[PICTURE APPEARS HERE]

         Maryland

         Pennsylvania

         Virginia

                     Highlights

                     As of May 31, 1998
                     For Class A shares on net asset value



--------------------------------------------------------------------------------
 Credit Quality                         Performance Highlights
--------------------------------------------------------------------------------

Nuveen Maryland Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded        66%             . High credit quality with 88% of the
AA                      22%               assets in AAA and AA rated securities
A                        4%
BBB/NA                   8%             . One-year total return of 7.95%

                                        . Taxable equivalent yield of 6.22%*

Nuveen Flagship Pennsylvania Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded        40%             ****Four-star rating by Morningstar**
AA                       6%
A                       19%             Steady dividend for 12 consecutive
BBB/NA                  33%             months

                                        Ranked in the top 10% of Pennsylvania
                                        municipal bond funds for the one-year
                                        period by Lipper

Nuveen Flagship Virginia Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded        34%             ****Four-star rating by Morningstar**
AA                      30%
A                       24%             One-year total return of 9.30%
BBB/NA                  12%
                                        Taxable equivalent yield of 6.95%*


* For investors in the 31% federal and applicable state income tax bracket. See your fund's performance overview in this report for more information.

**The Morningstar rating is an overall rating for the municipal bond category and relates to Class A shares. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Class A shares of the Pennsylvania fund earned four stars for each of the three-, five- and 10-year periods ended 5/31/98. Class A shares of the Virginia fund earned four, four and three stars for the three-, five- and 10-year periods ended 5/31/98. In an investment category, 10% of the funds receive five stars, 22.5% receive four stars, and 22.5% receive three stars. 1,548 municipal bond funds were rated for the three-year period, 819 for the five-year period and 348 for the 10-year period, each ended 5/31/98.


   Contents
 1 Dear Shareholder
 4 Maryland Commentary and Overview
 6 Pennsylvania Commentary and Overview
 8 Virginia Commentary and Overview
10 Report of Independent Public Accountants
11 Portfolio of Investments
24 Statement of Net Assets
25 Statement of Operations
26 Statement of Changes in Net Assets
28 Notes to Financial Statements
35 Financial Highlights
40 Building Better Portfolios
41 Fund Information


Is it Time for a Financial Check-Up?

Now is a great time to sit down with your financial adviser and review your financial plan. How can you make sure that your investment strategy is strong enough to provide the income you need today and versatile enough to change as your goals do? Here are some guidelines:

[X] Make sure you and your adviser understand your current situation. How have your goals, objectives and risk profile changed? What are your current tax concerns, interests, lifestyle?

[X] Revisit your current investment choices. If the value of one portion of your portfolio has grown substantially, it may be time to rebalance asset classes.

[X] Determine how your asset mix will be implemented. Changing your asset allocation is generally a gradual process. Make sure you and your adviser have a clear understanding of each other's responsibilities. Define and discuss what you want in terms of support from your adviser.

[X] Keep revisiting your plan. Don't assume that once you've revised your plan and reallocated your portfolio the process is finished.

It's recommended that you meet at least once a year with your financial adviser
- and usually more if there have been significant changes in interest rates, tax laws, retirement plan distributions, lifestyle or health.

Even if things haven't changed, it makes good financial sense to keep in touch with your adviser.

Dear Shareholder


[PHOTO OF TIMOTHY R.
SHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to share with you this performance report for the Nuveen Maryland, Pennsylvania and Virginia municipal bond funds. Over the past 12 months, the funds in this report continued to meet their objectives of providing you with attractive tax-free income and after-tax total returns.

For many of our shareholders, this annual report represents the first time you have received a consolidated report covering performance data for other Nuveen funds in addition to your own. These consolidated reports are part of our continuing efforts to control fund expenses; we achieve greater economies of scale for our shareholders through reducing paper, printing and mailing costs. By consolidating reports by region and incorporating several funds into one booklet, we have lowered these administrative expenses and made owning shares in a Nuveen fund more cost-efficient for you.

The Economy in Review

Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of

----

"Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."


its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Municipal Market Review

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year. Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that

"Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

would help the funds achieve their investment objectives.

Diversification: The Key to a Better Portfolio

In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk and tax management - can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund.

This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1998

Nuveen Maryland Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager John Gambla discusses fund performance, the municipal market, and key investment strategies for the Maryland fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.



State Economic and Market Review

Like many other states, Maryland has benefited from the expansion in the national economy. Higher income and sales tax receipts have flowed into state and county coffers, bringing increased financial flexibility to many municipal issuers. The state's once-sluggish economy has shown improvement, although employment and income growth rates remain at or below national averages, and below those of neighboring states as well.

This spring, the Maryland legislature voted to accelerate the income tax reduction it passed last year. As a result, income taxes will be reduced 5% this year, more than the 2% originally planned. Because it could present financial challenges in future years, the tax reduction program remains a credit concern.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Maryland Municipal Bond Fund was 7.95%, which is equivalent to a taxable return of 10.52% for investors in the 34.4% combined federal and state income tax bracket. The total return compares to the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index and the fund's Lipper peer group average of 8.60%. The key reason for the fund's underperformance of these two measures is the Maryland fund's shorter duration (5.36 years compared with 7.11 years for the index). Duration is a measure of price volatility in reaction to changes in interest rates. Although the shorter duration hindered the fund's ability to participate in this year's market rally, it helped protect the fund from volatility and would help it outperform in a market downturn. With its focus on income, the fund provided a competitive yield of 4.08%, which is equivalent to a taxable yield of 6.22% for investors in the 34.4% combined federal and state income tax bracket.

Key Strategies

During the year, the Maryland fund maintained a defensive structure focused on high-quality bonds with dependable income - as evidenced by the fact that 88% of the portfolio is invested in AAA and AA bonds. We also focused on reducing the fund's exposure to bond calls when possible, which remained a challenge since many of the new bonds issued during the year lacked good call protection. Given this environment, the fund did face a significant number of bond calls during the year, which affected its income level. However, we sought higher-yielding bonds that would help support the dividend and found good value in both housing securities and insured bonds in all sectors during the past year.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 19% of the portfolio invested in U.S. guaranteed debt, 14% in multifamily housing issues, 12% in single-family housing issues and 12% in health care bonds.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Dan Solender assumed management responsibilities for this fund. Dan is a six-year veteran of Nuveen and an experienced investment professional who has managed a range of other state and national municipal bond funds.

Until the yield spreads between lower- and higher-quality bonds widen, Dan and his team will continue to seek out value from higher-rated bond issues, which provide competitive income without subjecting the fund to undue credit risk. Particular areas they will be monitoring include the state's housing bonds, which offer incrementally higher yields. They will also continue to maximize the fund's after-tax income and take advantage of temporary increases in municipal bond supply to purchase quality issues at attractive prices.

                      Nuveen Maryland Municipal Bond Fund
                             Performance Overview
                              As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

                           [BAR CHART APPEARS HERE]

Month                Monthly Dividends
-----                -----------------
June                       0.0415
July                       0.0415
August                     0.0415
September                  0.0415
October                    0.0415
November                   0.0415
December                   0.0415
January                    0.04
February                   0.04
March                      0.04
April                      0.04
May                        0.04


----------------------------------------------------
 Top 5 Sectors
----------------------------------------------------

U.S. Guaranteed                                19%
 ....................................................
Housing (Multifamily)                          14%
 ....................................................
Housing (Single-family)                        12%
 ....................................................
Health Care                                    12%
 ....................................................
Tax Obligation (Limited)                       11%
----------------------------------------------------

 1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

 2 Based on SEC yield and a combined federal and state income tax rate of 34.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

 3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

--------------------------------------------------------------------------------
 Portfolio Statistics
--------------------------------------------------------------------------------

Share Class                              A           B           C          R
--------------------------------------------------------------------------------

Inception Date                        9/94        3/97        9/94      12/91
 ................................................................................
Net Asset Value                     $10.56      $10.56      $10.56     $10.58
 ................................................................................
Fund Net Assets ($000)                                                $66,963
 ................................................................................
Average Weighted Maturity (Years)                                       15.30
 ................................................................................
Average Weighted Duration (Years)                                        5.36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Annualized Total Return/1/
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------

1-Year                   7.95%       3.41%       7.16%       7.44%      8.23%
 ................................................................................
5-Year                   5.67%       4.76%       4.95%       4.98%      5.94%
 ................................................................................
Since Inception          6.68%       5.95%       5.95%       5.97%      6.95%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Tax-Free Yields
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------

Distribution Rate        4.55%       4.36%       3.81%       3.98%      4.71%
 ................................................................................
SEC 30-Day Yield         4.08%       3.91%       3.33%       3.53%      4.28%
 ................................................................................
Taxable Equivalent
 Yield/2/                6.22%       5.96%       5.08%       5.38%      6.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison/3/
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                  Lehman Brothers   Nuveen Maryland      Nuveen Maryland
                     Municipal         Municipal             Municipal
Date                 Bond Index     Bond Fund (Offer)    Bond Fund (NAV)
----              ---------------   -----------------    ---------------
2/92                  $10,000           $ 9,580             $10,000
5/92                   10,165             9,738              10,212
5/93                   11,374            10,895              11,433
5/94                   11,506            11,021              11,716
5/95                   12,540            12,012              12,783
5/96                   13,013            12,464              13,367
5/97                   13,880            13,294              14,476
5/98                   14,983            14,352              15,834

Past performance is not predictive of future results.

Nuveen Flagship Pennsylvania Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses fund performance, the municipal market, and key investment strategies for the Pennsylvania fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.



State Economic and Market Review

Pennsylvania's highly cyclical economy is growing more diverse, moving from a largely industrial make-up toward a more service-oriented one. In an attempt to take advantage of the national economic upswing - and to help counteract its reputation as an anti-business state - Pennsylvania cut certain business taxes to encourage businesses to remain in or relocate to the state. While growth in the service industries offset losses in manufacturing sectors, sluggish performance is expected from the finance, transportation, and utility sectors due to deregulation and the ongoing consolidation of those industries.

Reflecting the broader municipal bond marketplace, the supply of Pennsylvania bonds generally improved over the last year. The benefits of this strong supply, however, were partially offset by a narrow spread between the yields on higher-and lower-quality bonds, which made it more difficult to identify value in the market. Pennsylvania's education and health care sectors provided the greatest number of issues, and therefore offered some of the year's most attractive buying opportunities.

Fund Performance

For the year ended May 31, 1998, the fund performed exceptionally well, generating a total return on net asset value of 10.05%, which is equivalent to a taxable return of 12.79% for investors in the 32.9% combined federal and state income tax bracket. The total return outperformed the benchmark Lehman Brothers Municipal Bond Index's return of 9.38% and surpassed its Lipper peer group average of 8.91% by more than 100 basis points. In addition, the Pennsylvania Municipal Bond Fund ranked number six of the 66 Pennsylvania municipal bond funds in its Lipper category.

The fund's outstanding performance and steady dividends in the last year were due in part to a longer portfolio duration, which is a measure of price volatility in reaction to changes in interest rates. With a duration of 7.56 years, the fund was somewhat longer than the Lehman Municipal Bond Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn.

In addition, the fund experienced gains by selling some of its appreciated BBB-rated holdings and reinvesting the capital in other areas, including higher-rated bonds.

Key Strategies

Over the past year, we worked to improve the fund's balance among different sectors of the market and to locate value in smaller, perhaps overlooked bond issues. To that end, we reduced the fund's holdings in the health care sector, and at the same time found attractive opportunities in the bonds of several small Pennsylvania colleges. We also moved to improve the portfolio's protection against bond calls, which can negatively impact long-term performance by allowing higher-paying bonds to be called away from the portfolio.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 16% of the portfolio invested in education and civic organization bonds issues, 15% in health care bonds, 12% in single-family housing issues and 12% in utility debt.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other state and national municipal bond funds.

Until lower-rated bonds offer more competitive yields, Tom and his team will continue to seek value from small, higher-rated bond issues. Particular areas they will be monitoring include education, industrial development and tax-backed bonds. They also continue to reduce the portfolio's duration, which will reduce price volatility in the event of a market downturn.

Nuveen Flagship Pennsylvania Municipal Bond Fund
Performance Overview
As of May 31, 1998

--------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/1/
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

June ................................................................... $0.0466
July ...................................................................  0.0465
August .................................................................  0.0465
September ..............................................................  0.0465
October ................................................................  0.0465
November ...............................................................  0.0465
December ...............................................................  0.0465
January ................................................................  0.0465
February ...............................................................  0.0465
March ..................................................................  0.0465
April ..................................................................  0.0465
May ....................................................................  0.0465
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 5 Sectors
--------------------------------------------------------------------------------

Education and Civic Organizations                                           16%
 ................................................................................
Health Care                                                                 15%
 ................................................................................
Housing (Single-family)                                                     12%
 ................................................................................
Utilities                                                                   12%
 ................................................................................
U.S. Guaranteed                                                              8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------

Share Class                              A           B           C          R
--------------------------------------------------------------------------------
Inception Date                       10/86        2/97        2/94       2/97
 ................................................................................
Net Asset Value                     $10.68      $10.70      $10.68     $10.68
 ................................................................................
Fund Net Assets ($000)                                               $138,558
 ................................................................................
Average Weighted Maturity (Years)                                       22.14
 ................................................................................
Average Weighted Duration (Years)                                        7.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return/2/
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------
1-Year                  10.05%       5.42%       9.23%       9.50%     10.30%
 ................................................................................
5-Year                   6.53%       5.61%       5.93%       5.96%      6.59%
 ................................................................................
10-Year                  8.15%       7.68%       7.68%       7.56%      8.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------
Distribution Rate        5.22%       5.00%       4.49%       4.72%      5.45%
 ................................................................................
SEC 30-Day Yield         4.64%       4.44%       3.89%       4.09%      4.84%
 ................................................................................
Taxable Equivalent
  Yield/3/               6.92%       6.62%       5.80%       6.10%      7.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison/4/
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

         Nuveen Flagship               Nuveen Flagship          Lehman Brothers
      Pennsylvania Municipal        Pennsylvania Municipal      Municipal Bond
Date      Bond Fund (NAV)               Bond Fund (Offer)            Index
--------------------------------------------------------------------------------
5/88        $10,000                         $ 9,580                 $10,000
5/89         11,280                          10,806                  11,149
5/90         11,923                          11,422                  11,965
5/91         13,026                          12,479                  13,171
5/92         14,327                          13,725                  14,466
5/93         15,956                          15,285                  16,195
5/94         16,387                          15,698                  16,595
5/95         17,680                          16,937                  18,107
5/96         18,358                          17,587                  18,934
5/97         19,895                          19,060                  20,505
5/98         21,900                          20,980                  22,430
--------------------------------------------------------------------------------

1 The fund also paid shareholders taxable distributions in December of $0.0217 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 32.9%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Past performance is not predictive of future results.

Nuveen Flagship Virginia Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses fund performance, the municipal market, and key investment strategies for the Virginia fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.




State Economic and Market Review

Virginia's economy continues to run smoothly, as unemployment reached its lowest level in almost three decades, and per capita income growth remains impressive. Both of these factors were fueled in part by the continued expansion of the state's retail and high-tech industries. While the commonwealth's financial position has benefited from recent economic growth, city and county coffers have not profited to the same degree. Many local governments in Virginia rely heavily on property taxes and collect very few alternate taxes. As a result, they have not been able to capture the increases in sales and income tax revenues generated by the vibrant state economy. Nevertheless, the financial position of most Virginia municipalities remains solid.

A healthy economy, however, did not immediately translate into a healthy supply of bond issues. Supply was tight, and that, combined with a narrow spread between the yields on higher- and lower-quality bonds, increased the challenge of identifying value in the markets. Virginia's education and health care sectors provided the greatest number of issues, and therefore offered some of the year's most attractive buying opportunities.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Virginia Municipal Bond Fund was 9.30%, which is equivalent to a taxable return of 12.21% for investors in the 35% combined federal and state income tax bracket. The fund's total return was in line with the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index, as well as the 9.34% return generated by the Lipper peer group of Virginia municipal bond funds.

Although the fund performed competitively against its peers, its total return over the last year was moderated in part by the lack of supply in the market, as well as the fund's modest portfolio duration. Duration is a measure of the fund's price volatility in relation to changes in interest rates. With a duration of 6.14 years, the fund was significantly shorter than the Lehman Municipal Bond Index's average duration of 7.11 years. Although the shorter duration hindered the fund's ability to participate in this year's market rally, it helps protect the fund from volatility and will help it outperform in a market downturn.

Key Strategies

We worked last year to reallocate the fund's balance among different sectors of the market and to ensure diversification among the levels of investment-grade credit quality. To that end, we reduced the fund's holdings in the health care sector, and at the same time found attractive opportunities in smaller, perhaps overlooked bond issues - particularly those of colleges. We also moved to improve the portfolio's protection against bond calls, which decreases the likelihood that higher-paying bonds will be called away if interest rate conditions change.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 15% of the portfolio invested in tax obligation bond issues, 14% in health care bonds, 14% in water and sewer issues and 11% in education and civic organization debt.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Dan Solender assumed management responsibilities for this fund. Dan is a 6-year veteran of Nuveen and an experienced investment professional who has managed a range of other state and national municipal bond funds.

The continued healthy state economy might translate into strong bond supply in late 1998 or 1999. Until lower-rated bonds offer more competitive yields, Dan and his team will continue to seek value from small, higher-rated bond issues. Particular areas they will be monitoring include education, industrial development and tax-backed bonds. They will also maintain the portfolio's shorter duration, which will help cushion the fund in the event of a market downturn.

Nuveen Flagship Virginia Municipal Bond Fund
Performance Overview
As of May 31, 1998

--------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/1/
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]


                Month                     $
                -----                     _

                June                    0.0475
                July                    0.0475
                August                  0.0475
                September               0.0475
                October                 0.0475
                November                0.0475
                December                0.0475
                January                 0.046
                February                0.046
                March                   0.046
                April                   0.046
                May                     0.046

-----------------------------------------------------
 Top 5 Sectors
-----------------------------------------------------

Tax Obligation (Limited)                       15%
 .....................................................
Health Care                                    14%
 .....................................................
Water and Sewer                                14%
 .....................................................
Education and Civic Organizations              11%
 .....................................................
U.S. Guaranteed                                 8%
-----------------------------------------------------

--------------------------------------------------------------------------------
 Portfolio Statistics
--------------------------------------------------------------------------------

Share Class                              A           B           C          R
--------------------------------------------------------------------------------

Inception Date                        3/86        2/97       10/93       2/97
 ................................................................................
Net Asset Value                     $11.06      $11.06      $11.06     $11.06
 ................................................................................
Fund Net Assets ($000)                                               $212,254
 ................................................................................
Average Weighted Maturity (Years)                                       20.28
 ................................................................................
Average Weighted Duration (Years)                                        6.14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Annualized Total Return/2/
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------

1-Year                   9.30%       4.69%       8.53%       8.81%      9.54%
 ................................................................................
5-Year                   6.40%       5.50%       5.77%       5.81%      6.46%
 ................................................................................
10-Year                  8.16%       7.69%       7.69%       7.57%      8.19%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Tax-Free Yields
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------

Distribution Rate        4.99%       4.78%       4.29%       4.45%      5.21%
 ................................................................................
SEC 30-Day Yield         4.52%       4.33%       3.77%       3.97%      4.72%
 ................................................................................
Taxable Equivalent       6.95%       6.66%       5.80%       6.11%      7.26%
  Yield/3/
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Index Comparison/4/
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


         Lehman Brothers      Nuveen Flagship            Nuveen Flagship
            Municipal        Virginia Municipal         Virginia Municipal
 Date       Bond Index        Bond Fund (Offer)          Bond Fund (NAV)
 ----       ----------        -----------------          ---------------

 5/88        $10,000               $ 9,580                    $10,000
 5/89         11,149                10,753                     11,224
 5/90         11,965                11,413                     11,913
 5/91         13,171                12,519                     13,068
 5/92         14,466                13,692                     14,292
 5/92         16,195                15,386                     16,060
 5/94         16,595                15,788                     16,480
 5/95         18,107                17,050                     17,797
 5/96         18,934                17,737                     18,515
 5/97         20,303                18,938                     19,768
 5/98         22,430                20,980                     21,900

1 The fund also paid shareholders taxable distributions in December of $0.01 per share.
2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
3 Based on SEC yield and a combined federal and state sincome tax rate of 35%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.
4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Report of Independent Public Accountants







To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Maryland Municipal Bond Fund (Maryland), Nuveen Flagship Pennsylvania Municipal Bond Fund (Pennsylvania), and Nuveen Flagship Virginia Municipal Bond Fund (Virginia) (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1998, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. We have also audited the financial statements and financial highlights of Maryland for the years ended January 31, 1997 and prior. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the year ended May 31, 1997 and for Pennsylvania and Virginia for the years ended May 31, 1996 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Maryland Municipal Bond Fund, Nuveen Flagship Pennsylvania Municipal Bond Fund, and Nuveen Flagship Virginia Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 17, 1998

Portfolio of Investments
Nuveen Maryland Municipal Bond Fund
May 31, 1998



    Principal                                                                     Optional Call                      Market
       Amount   Description                                                         Provisions*   Ratings**           Value
---------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 2.5%

 $  1,500,000   Mayor and City Council of Baltimore (Maryland), Port Facilities       4/02 at 103         AA- $   1,642,515
                Revenue Bonds (Consolidation Coal Sales Company Project), Series
                1984B, 6.500%, 10/01/11

---------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.8%

    1,000,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102         Aa2       999,300
                Refunding Bonds, The John Hopkins University Issue, Series 1998,
                5.125%, 7/01/20

    1,500,000   Morgan State University, Maryland, Academic Fees and Auxiliary       No Opt. Call         AAA     1,738,725
                Facilities Fees, Refunding Bonds, 1993 Series, 6.100%, 7/01/20

      500,000   University of Maryland System, Auxiliary Facility and Tuition        10/03 at 101         AA+       508,880
                Bonds, 1993 Refunding Series C, 5.000%, 10/01/11

---------------------------------------------------------------------------------------------------------------------------
                Health Care - 11.3%

    2,165,000   City of Gaithersburg, Maryland, Nursing Home Refunding Bonds         No Opt. Call         AAA     2,561,390
                (Shady Grove Adventist Nursing and Rehabilitation Center
                Project), Series 1992A, 6.500%, 9/01/12

    1,820,000   Maryland Economic Development Corporation Bonds (Health and           4/11 at 102         N/R     1,864,317
                Mental Hygiene Providers Facilities Acquisition Program), Series
                1996A, 7.625%, 4/01/21

    1,000,000   Maryland Health and Higher Educational Facilities Authority,          7/03 at 102         AAA     1,004,690
                Refunding Bonds, Francis Scott Key Medical Center Issue, Series
                1993, 5.000%, 7/01/13

    1,000,000   Maryland Health and Higher Educational Facilities Authority,          7/03 at 102        Baa1     1,025,060
                Project and Refunding Bonds, Doctors Community Hospital Issue,
                Series 1993, 5.750%, 7/01/13

    1,000,000   Puerto Rico Industrial, Tourist, Educational, Medical and            1/05 at 102          AAA     1,113,700
                Environmental Control Facilities Financing Authority, Hospital
                Bonds (Hospital Auxilio Mutuo Obligated Group Project), 1995
                Series A, 6.250%, 7/01/16

---------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 13.7%

    1,000,000   Baltimore City, Maryland, Mortgage Refunding Bonds (GNMA            12/02 at 102         AAA      1,073,440
                Collateralized-Tindeco Wharf Apartments Project), Series 1992,
                6.700%, 12/20/28

    1,000,000   Howard County, Maryland, Mortgage Refunding Bonds (Howard Hills      7/02 at 102         AAA      1,059,090
                Townhouses Project-FHA Insured Mortgage Loan), Series 1992,
                6.400%, 7/01/24

    2,000,000   Howard County, Maryland, Multifamily Housing Refunding Bonds         7/02 at 104        Baa2      2,217,580
                (Chase Glen Project), Series 1994, 7.000%, 7/01/24

                Community Development Administration, Department of Housing and
                Community Development, State of Maryland, Multi-Family Housing
                Bonds (Insured Mortgage Loans), 1992 Series D:
      700,000     6.700%, 5/15/27                                                    5/02 at 102          Aa        750,120
      500,000     6.750%, 5/15/33                                                    5/02 at 102          Aa        535,755

    1,000,000   Housing Opportunities Commission of Montgomery County                7/05 at 102          Aa      1,044,050
                (Maryland), Multifamily Housing Bonds, 1995 Series A, 6.000%,
                7/01/20

    1,550,000   Prince Georges County Housing Authority (New Keystone Apartments     1/02 at 102         AAA      1,648,580
                - FHA Insured), 6.800%, 7/01/25

      860,000   Housing Authority of Prince Georges County (Maryland), Mortgage      5/00 at 100         AAA        860,619
                Refunding Bonds (Collateralized-Foxglenn Apartments Project),
                Series 1998 A, 5.450%, 11/20/14 (Alternative Minimum Tax)

---------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 11.6%

    1,385,000   Maryland Community Development Administration, Department of         4/01 at 102         Aa2      1,461,078
                Housing and Community Development, Single Family Program Bonds,
                1991 Fourth Series, 7.450%, 4/01/32 (Alternative Minimum Tax)

    1,500,000   Community Development Administration, Maryland Department of     3/08 at 101 1/2         Aa2      1,489,545
                Housing and Community Development, Residential Bonds, 1998
                Series A, 5.300%, 9/01/23 (Alternative Minimum Tax)

                            Portfolio of Investments
                            Nuveen Maryland Municipal Bond Fund (continued) May 31, 1998


    Principal                                                                           Optional Call                        Market
       Amount   Description                                                               Provisions*     Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

 $  1,615,000   Housing Opportunities Commission of Montgomery County                     7/04 at 102           Aa2    $  1,735,059
                (Maryland), Single Family Mortgage Bonds, 1994 Series A, 6.600%,
                7/01/14

    3,000,000   Housing Authority of Prince Georges County (Maryland),                    8/07 at 102           AAA       3,084,420
                FHLMC/FNMA/GNMA Collateralized, Single Family Mortgage Bonds,
                Series 1997, 5.750%, 8/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.0%

    2,295,000   Mayor and City Council of Baltimore (Maryland), General                  No Opt. Call           AAA       2,643,794
                Obligation Consolidated Public Improvement Refunding Bonds of
                1995, Series A, 7.375%, 10/15/03

    2,000,000   State of Maryland, General Obligation Bonds, State and Local              7/03 at 101           AAA       2,038,860
                Facilities Loan of 1993, Third Series, Capital Improvement and
                Refunding Bonds, 4.600%, 7/15/06
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 11.0%

    1,000,000   Mayor and City Council of Baltimore (Maryland), Certificates of          10/07 at 102           AAA       1,003,370
                Participation (Emergency Telecommunications Facilities), Series
                1997A, 5.000%, 10/01/17

    1,760,000   Maryland Stadium Authority, Convention Center Expansion Lease            12/04 at 102           AAA       1,916,886
                Bonds, Series 1994, 5.875%, 12/15/12

                Maryland Stadium Authority, Sports Facilities Lease Bonds,
                Series 1989 D:
      500,000     7.375%, 12/15/04 (Alternative Minimum Tax)                             12/99 at 102           Aa          533,215
      500,000     7.500%, 12/15/10 (Alternative Minimum Tax)                             12/99 at 102           Aa          532,815

    1,170,000   Washington Suburban Sanitary District, Maryland (Montgomery and          No Opt. Call           Aa1       1,319,538
                Prince Georges Counties), General Construction Bonds of 1991,
                Second Series, 8.000%, 1/01/02

    1,000,000   Washington Suburban Sanitary District, General Construction               6/02 at 102           Aa1       1,079,780
                Refunding Bonds of Maryland, Series 1992, 5.900%, 6/01/04

    1,000,000   Washington Suburban Sanitary District, Maryland (Montgomery and           6/07 at 100           Aa1       1,001,780
                Prince Georges Counties), General Construction Bonds of 1997,
                5.125%, 6/01/19
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 9.4%

    2,525,000   Maryland Transportation Authority, Special Obligation Bonds,              7/04 at 102           AAA       2,685,514
                Baltimore/Washington International Airport Projects (Qualified
                Airport Bonds), Series 1994 A, 6.400%, 7/01/19 (Alternative
                Minimum Tax)

    1,000,000   Maryland Transportation Authority, Transportation Facilities              7/02 at 100            A+       1,036,340
                Projects, Series 1992, 5.750%, 7/01/15

    2,500,000   Washington Metropolitan Area Transit Authority (District of               1/04 at 102           AAA       2,548,425
                Columbia), Gross Transit Refunding Bonds, Series 1993, 5.250%,
                7/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 18.1%

    2,000,000   Baltimore County, Maryland, General Obligation Bonds, Baltimore           7/98 at 102           AAA       2,044,880
                County Pension Funding Bonds, 1991 Refunding Series, 6.700%,
                7/01/11 (Pre-refunded to 7/01/98)

      600,000   Mayor and City Council of Baltimore, Maryland, General                   10/02 at 100           AAA         657,768
                Obligation Consolidated Public Improvement Bonds of 1992, Series
                A, 6.500%, 10/15/12 (Pre-refunded to 10/15/02)

      625,000   Mayor and City Council of Baltimore, Maryland, Project and                7/00 at 100           AAA         657,206
                Refunding Bonds (Water Projects), Series 1990 A, 6.500%, 7/01/20
                (Pre-refunded to 7/01/00)

      700,000   The Maryland National Capital Park and Planning Commission,               7/02 at 102          AA***        764,554
                Maryland, General Obligation Bonds, Prince Georges County Park
                Acquisition and Development Bonds, Series L-2, 6.125%, 7/01/10
                (Pre-refunded to 7/01/02)

      500,000   Maryland Health and Higher Educational Facilities Authority,              7/00 at 102           AAA         539,745
                Sinai Hospital of Baltimore Bond Issue, Series 1990, 7.000%,
                7/01/19 (Pre-refunded to 7/01/00)

      500,000   Maryland Health and Higher Educational Facilities Authority,              7/00 at 102           AAA         537,470
                Francis Scott Key Medical Center Bond Issue, Series 1990,
                6.750%, 7/01/23 (Pre-refunded to 7/01/00)

    1,005,000   Maryland Health and Higher Educational Facilities Authority,              7/00 at 102           AAA       1,119,821
                Doctors Community Hospital Bond Issue, Series 1990, 8.750%,
                7/01/22 (Pre-refunded to 7/01/00)

    1,000,000   Morgan State University, Maryland, Academic Fees and Auxiliary            7/00 at 102           AAA       1,079,490
                Facilities Fees, 1990 Series A, 7.000%, 7/01/20 (Pre-refunded to 7/01/00)


    Principal                                                                             Optional Call                     Market
       Amount   Description                                                                 Provisions*   Ratings**          Value
----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   2,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,          7/07 at 101 1/2         AAA  $   2,843,325
                6.000%, 7/01/26 (Pre-refunded to 7/01/07)

      500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1992,          7/02 at 101 1/2         AAA        554,045
                General Obligation Bonds, 6.600%, 7/01/13 (Pre-refunded to
                7/01/02)

    1,000,000   Puerto Rico Aqueduct and Sewer Authority, Series 1988 A, 7.875%,            7/98 at 102         AAA      1,023,460
                7/01/17 (Pre-refunded to 7/01/98)

      315,000   Puerto Rico Electric Power Authority, Power Refunding Bonds,            7/99 at 101 1/2         AAA        330,851
                Series 1989-O, 7.125%, 7/01/14 (Pre-refunded to 7/01/99)
----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.9%

    1,000,000   Montgomery County, Maryland, Solid Waste System Bonds,                      6/03 at 102         AAA      1,062,090
                1993 Series A, 5.875%, 6/01/13 (Alternative Minimum Tax)

    1,000,000   Northeast Maryland Waste Disposal Authority, Resource Recovery             No Opt. Call         AAA      1,044,140
                Refunding Bonds (Southwest Resource Recovery Facility), Series
                1993, 6.900%, 1/01/00

    1,500,000   Prince Georges County, Maryland, Pollution Control Refunding                1/03 at 102          A1      1,617,735
                Bonds (Potomac Electric Project), 1993 Series, 6.375%, 1/15/23

      185,000   Puerto Rico Electric Power Authority, Power Refunding Bonds,            7/99 at 101 1/2        BBB+        193,749
                Series 1989-N, 7.125%, 7/01/14
----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.3%

    1,500,000   Mayor and City Council of Baltimore, Maryland, Project and                  7/06 at 101        AAA       1,553,971
                Refunding Bonds (Water Projects), Series 1996-A, 5.500%, 7/01/26
----------------------------------------------------------------------------------------------------------------------------------

$  61,275,000   Total Investments - (cost $61,334,300) - 97.6%                                                          65,382,530
----------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                     1,580,622
                ------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  66,963,152
                ------------------------------------------------------------------------------------------------------------------

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

               Portfolio of Investments
               Nuveen Flagship Pennsylvania Municipal Bond Fund
               May 31, 1998


    Principal                                                                           Optional Call                         Market
       Amount       Description                                                           Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                    Basic Materials - 1.2%

 $   1,650,000      Cambria County Industrial Development Authority, Pennsylvania,        9/98 at 100          A1      $   1,662,408
                    Resource Recovery Bonds (Cambria
                     CoGen Company Project), 1989 Series F2, 7.750%, 9/01/19
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    Capital Goods - 2.4%

     3,000,000      Delaware County Industrial Development Authority (Pennsylvania),      1/08 at 102           A          3,274,920
                     Refunding Bonds (Resource Recovery Facility), Series A 1997,
                     6.200%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------
                    Education and Civic Organizations - 16.3%

                    Allegheny County Higher Education Building Authority (Commonwealth
                    of Pennsylvania), College Bonds (Robert Morris College):
     1,190,000       Series A of 1998, 5.500%, 5/01/15                                    No Opt. Call       Baa3          1,228,437
     3,000,000       Series A of 1996, 6.250%, 2/15/26                                     2/06 at 102       Baa3          3,158,010
     1,500,000       Series A of 1998, 6.000%, 5/01/28                                    No Opt. Call       Baa3          1,661,460
                    Chester County Health and Education Facilities Authority
                    (Pennsylvania), College Revenue Bonds (Immaculata College),
                    Series of 1998:
     1,300,000       5.600%, 10/15/18                                                     10/08 at 102       BBB-          1,307,982
     2,300,000       5.625%, 10/15/27                                                     10/08 at 102       BBB-          2,298,183
     2,315,000      Delaware County Authority (Pennsylvania), College Refunding Bonds     10/08 at 100       BBB-          2,273,515
                     (Neumann College), Series 1998A, 5.375%, 10/01/26
                    New Wilmington Municipal Authority (Lawrence County, Pennsylvania),
                    College Bond (Westminster College), 1998 Series:
     1,275,000       5.300%, 3/01/18                                                       3/08 at 100       Baa1          1,264,099
       935,000       5.350%, 3/01/28                                                       3/08 at 100       Baa1            930,774
       750,000      Northeastern Pennsylvania Hospital and Education Authority, College    2/05 at 100        AAA            852,293
                     Revenue, Guaranteed, Luzerne County Community College, 6.625%,
                     8/15/15
                    Pennsylvania Higher Educational Facilities Authority (Commonwealth
                    of Pennsylvania), Geneva College Bonds, Series of 1998:
     4,150,000       5.375%, 4/01/15                                                       4/08 at 102       BBB-          4,151,494
     1,800,000       5.375%, 4/01/23                                                       4/08 at 102       BBB-          1,784,016
       865,000      Union County Higher Educational Facilities Financing Authority,        4/06 at 101        AAA            897,541
                     Pennsylvania, University Bonds (Bucknell University), Series 1996,
                     5.500%, 4/01/16
       600,000      The General Municipal Authority of the City of Wilkes-Barre,          12/00 at 100        N/R            660,102
                     College Misericordia Refunding Bonds, Series A of 1992, 7.750%,
                     12/01/12
------------------------------------------------------------------------------------------------------------------------------------
                    Energy - 3.0%

     3,500,000      Pennsylvania Economic Development Financing Authority (Sun Company,   No Opt. Call        BBB          4,103,155
                     Inc. (R&M) Project), Series 1994A, 7.600%, 12/01/24 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    Forest and Paper Products - 1.6%

     2,000,000      Pennsylvania Economic Development Financing Authority (MacMillan      12/05 at 102       Baa2          2,243,380
                     Bloedel Limited Partnership), 7.600%, 12/01/20 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    Health Care - 15.1%

     1,525,000      Allegheny County Hospital Development Authority (Pennsylvania),       No Opt. Call         A-          1,847,812
                     Hospital Bonds (Allegheny Valley Hospital, Sublessee), Series Q,
                     7.000%, 8/01/15
       500,000      Clarion County Hospital Authority, Hospital Refunding Bonds            7/99 at 102        N/R            532,100
                     (Clarion Hospital Project), Series 1989, 8.100%, 7/01/12


    Principal                                                                           Optional Call                         Market
       Amount       Description                                                           Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                    Health Care (continued)

  $  1,585,000      The City of Jeannette Health Services Authority, Hospital Bonds      11/06 at 102         BBB+     $   1,666,421
                     (Jeannette District Memorial Hospital), Series A of 1996,
                     6.000%, 11/01/18
     2,000,000      Monroeville, Pennsylvania, Hospital Authority, Hospital Refunding    10/05 at 102            A         2,126,240
                     Bond, Forbes Health System, 6.250%, 10/01/15
       500,000      Montgomery County, Pennsylvania, Higher Education and Health          2/00 at 100          AAA           529,680
                     Authority, Holy Redeemer Hospital, Series A, 7.625%, 2/01/20
     1,985,000      Philadelphia, Pennsylvania, Hospitals and Higher Education
                     Facilities Authority, Hospital Refunding Bond, Chestnut             11/02 at 102            A         2,136,197
                     Hill Hospital, 6.500%, 11/15/22
     2,000,000      The Hospitals and Higher Education Facilities Authority of
                     Philadelphia, Hospital Bonds (Temple University Hospital),          11/03 at 102            A         2,151,280
                     Series A of 1993, 6.625%, 11/15/23
     2,000,000      Philadelphia, Pennsylvania, Hospitals and Higher Education           No Opt. Call         BBB+         2,170,780
                     Facilities Authority, Hospital Refunding Bond,
                     Pennsylvania Hospital, 6.250%, 7/01/06
     2,500,000      Philadelphia, Pennsylvania, Hospitals and Higher Education            7/07 at 102          BBB         2,582,150
                     Facilities Authority, Hospital Refunding Bond, Jeanes Hospital
                     Project, 5.875%, 7/01/17
     2,250,000      City of Pottsville Hospital Authority, Hospital Bonds (The            7/08 at 100          BBB         2,242,238
                     Pottsville Hospital and Warne Clinic), Series of 1998, 5.625%,
                     7/01/24
       500,000      Saint Mary Hospital Authority, Hospital Bonds (Franciscan Health      7/02 at 102          AAA           545,280
                     System/Saint Mary Hospital of Langhorne, Inc.), Series 1992A,
                     6.500%, 7/01/12
       230,000      Health Care Facilities Authority of Sayre (Pennsylvania), Guthrie     3/01 at 102          AAA           249,695
                     Healthcare System, Series 1991A, 7.100%, 3/01/17
       350,000      Washington County Hospital Authority, Hospital Bonds (Monongahela     4/02 at 102           A3           381,672
                     Valley Hospital, Inc. Project), Series 1992, 6.750%, 12/01/08
     1,750,000      Westmoreland County Industrial Development Authority                  7/99 at 100         Baa2         1,794,013
                     (Pennsylvania), Hospital Refunding Bonds (Citizens General
                     Hospital), Series A of 1987, 8.250%, 7/01/13
------------------------------------------------------------------------------------------------------------------------------------
                    Housing/Multifamily - 0.4%

       500,000      Redevelopment Authority of the County of Bucks, Pennsylvania,         2/02 at 100          AAA           521,515
                     Mortgage Refunding Bonds (Warminster Heights Section 8 Assisted
                     FHA Insured Project), 1992 Series A, 6.875%, 8/01/23
------------------------------------------------------------------------------------------------------------------------------------
                    Housing/Single Family - 11.9%

     1,670,000      Allegheny County Residential Finance Authority, Single Family        No Opt. Call          Aaa           249,314
                     Mortgage Bonds, 1994 Series Y, 0.000%, 5/01/27 (Alternative
                     Minimum Tax)
       300,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,   10/99 at 102          AA+           315,006
                     Series S, 7.600%, 4/01/16
       130,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,    4/01 at 102          AA+           137,795
                     Series 30, 7.300%, 10/01/17
       520,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,   10/01 at 102          AA+           553,160
                     Series 1991-32, 7.150%, 4/01/15
     2,500,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,   10/06 at 102          AA+         2,650,325
                     Series 1996-50A, 6.000%, 10/01/13
     2,000,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,    4/06 at 102          AA+         2,126,740
                     Series 1996-51, 6.375%, 4/01/28 (Alternative Minimum Tax)
     1,000,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,   10/06 at 102          AA+         1,050,900
                     Series 53A, 6.050%, 4/01/18 (Alternative Minimum Tax)
     2,000,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,   No Opt. Call          AA+         2,023,400
                     Series 1997-61A, 5.500%, 4/01/29 (Alternative Minimum Tax)
     2,980,000      Urban Redevelopment Authority of Pittsburgh, Home Improvement Loan    8/05 at 102            A         3,130,520
                     Bonds, 1995 Series A, 6.375%, 8/01/18 (Alternative Minimum Tax)
     1,000,000      Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Mortgage     4/06 at 102          AAA         1,042,150
                    Bonds, Series A, 6.000%, 4/01/19 (Alternative Minimum Tax)
     1,000,000      Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Mortgage     4/06 at 102          AAA         1,062,560
                     Bonds, Series D, 6.250%, 10/01/17

               Portfolio of Investments
               Nuveen Flagship Pennsylvania Municipal Bond Fund (continued) May 31, 1998

    Principal                                                                           Optional Call                         Market
       Amount       Description                                                           Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                    Housing/Single Family (continued)

 $   1,060,000      Pittsburgh, Pennsylvania, Urban Redevelopment Authority,              4/04 at 102          AAA     $   1,135,864
                     Mortgage Bonds, 1994 Series A, 6.625%, 4/01/22 (Alternative
                     Minimum Tax)
     1,000,000      Pittsburgh, Pennsylvania, Urban Redevelopment Authority,             10/07 at 102          AAA         1,057,330
                     Mortgage Bonds, 1997 Series A, 6.200%, 10/01/21 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    Industrial Other - 0.2%

       250,000      Philadelphia Authority for Industrial Development Bonds               5/02 at 102           A+           274,758
                     (National Board of Medical Examiners Project), Series of 1992,
                     6.750%, 5/01/12
------------------------------------------------------------------------------------------------------------------------------------
                    Long Term Care - 6.2%

     2,980,000      Allegheny County Residential Finance Authority, Mortgage Bonds       10/05 at 100          AAA         3,216,761
                     (FHA Insured Mortgage, Ladies Grand Army of the Republic
                     Health Facility Project), 1995 Series G, 6.350%, 10/01/36
     2,000,000      Armstrong County Hospital Authority (Pennsylvania), Health           12/01 at 100          AAA         2,159,660
                     Center Refunding Bonds (Canterbury Place Project), Series 1991,
                     6.500%, 12/01/21
     1,000,000      Butler County Industrial Development Authority (Pennsylvania),        6/03 at 102            A         1,033,130
                     Health Center Refunding Bonds, Pittsburgh Lifetime Care Community
                     (Sherwood Oaks Project), Series 1993, 5.750%, 6/01/16
     2,000,000      Montgomery County Higher Education and Health Authority, Mortgage     1/06 at 101          BBB         2,123,700
                     Bonds (Waverly Heights Project), Series of 1996, 6.375%, 1/01/26
------------------------------------------------------------------------------------------------------------------------------------
                     Tax Obligation/General - 5.6%

     2,000,000       Mckeesport Area School District (Allegheny County,                  10/06 at 100          AAA         2,238,240
                     Pennsylvania), General Obligation Bonds,
                     Series of 1996A, 6.000%, 10/01/25
     2,195,000       Montour School District (Allegheny County, Pennsylvania),           No Opt. Call          AAA         1,001,118
                     General Obligation Bonds,
                     Series B of 1993, 0.000%, 1/01/14
     1,000,000       Pennsylvania State, First Series, 5.375%, 5/15/16                5/06 at 101 1/2          AAA         1,028,590
     1,500,000       Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,   7/07 at 101 1/2            A         1,517,670
                     5.375%, 7/01/25
     2,000,000       Radnor Township, General Obligation Bonds, Series 1996, 5.250%,      5/06 at 100          Aa2         2,002,480
                     11/01/26
------------------------------------------------------------------------------------------------------------------------------------
                     Tax Obligation/Limited - 7.9%

     1,500,000       The Harrisburg Authority, Dauphin County (Pennsylvania), Series      4/06 at 102          AAA         1,568,490
                      I of 1996 (Pooled Bond Program), 5.625%, 4/01/19
     1,390,000       Pennsylvania Intergovernmental Cooperative Authority (City of       No Opt. Call          AAA         1,620,115
                      Philadelphia Funding Program), Series of 1994, 7.000%, 6/15/05
     4,500,000       Puerto Rico Highway and Transportation Authority, Highway            7/16 at 100            A         4,716,225
                      Bonds, Series Y of 1996, 5.500%, 7/01/36
     3,000,000       Southeastern Pennsylvania Transportation Authority, Special          3/07 at 102          AAA         3,057,450
                      Bonds, Series of 1997, 5.375%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
                     Transportation - 5.4%
     2,300,000       County of Allegheny, Pennsylvania, Airport Refunding Bonds           1/08 at 101          AAA         2,309,154
                      (Pittsburgh International Airport), Series 1997A, 5.250%,
                      1/01/16 (Alternative Minimum Tax)
     1,550,000       Pennsylvania Turnpike Commission, Series O of 1992, 5.500%,         12/02 at 102          AAA         1,587,402
                     12/01/17
     3,500,000       Philadelphia, Pennsylvania, Airport System, Series B, 5.400%,        6/07 at 102          AAA         3,540,565
                      6/15/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                     U.S. Guaranteed - 7.9%
       200,000       Allegheny County Hospital Development Authority, Hospital Bonds     10/01 at 100      BBB+***           218,586
                      (St. Margaret Memorial Hospital), Series 1991 A, 7.125%,
                      10/01/21 (Pre-refunded to 10/01/01)
       200,000       Butler County Hospital Authority (Butler County, Pennsylvania),      6/01 at 102          AAA           220,054
                      Hospital Bonds (North Hills Passavant Hospital), Series 1991 A,
                      7.000%, 6/01/22 (Pre-refunded to 6/01/01)
     2,850,000       Deer Lakes School District (Allegheny County, Pennsylvania),         1/04 at 100          AAA         3,156,375
                      General Obligation Bonds, Series of 1995, 6.350%, 1/15/14
                      (Pre-refunded to 1/15/04)
     1,320,000       Delaware County Authority, Health Facilities Bonds (Mercy           12/06 at 102         BBB+         1,483,957
                      Health Corporation of Southeastern Pennsylvania Obligated
                      Group), Series of 1996, 6.000%, 12/15/26

    Principal                                                                           Optional Call                         Market
       Amount       Description                                                           Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. Guaranteed (continued)

 $   1,500,000      Pennsylvania Intergovernmental Cooperation Authority, Special         6/05 at 100          AAA     $   1,748,325
                     Tax Bonds (City of Philadelphia Funding Program), Series of
                     1994, 7.000%, 6/15/14 (Pre-refunded to 6/15/05)
       500,000      Pennsylvania Higher Educational Facilities Authority                 10/98 at 102       N/R***           517,670
                     (Commonwealth of Pennsylvania), Lycoming College Bonds, Series
                     of 1988, 8.375%, 10/01/18 (Pre-refunded to 10/01/98)
      650,000       City of Philadelphia, Pennsylvania, Gas Works Bonds,                 No Opt. Call          AAA           791,798
                     Twelfth Series B, 7.000%, 5/15/20
    1,450,000       The Philadelphia Municipal Authority, Philadelphia, Pennsylvania,   4/00 at   100          AAA         1,548,629
                     Criminal Justice Center Refunding Bonds, Series of 1988, 7.800%,
                     4/01/18 (Pre-refunded to 4/01/00)
      935,000       The Municipal Authority of the Borough of West View (Allegheny       No Opt. Call          AAA         1,329,402
                     County, Pennsylvania), Special Obligation Bonds, Series of
                     1985A, 9.500%, 11/15/14
------------------------------------------------------------------------------------------------------------------------------------
                    Utilities - 11.9%

   2 ,000,000       Beaver County Industrial Development Authority, Pennsylvania,         6/08 at 102          AAA         2,000,000
                     Exempt Facilities Bonds (Shippingport Project), Series A, 5.375%,
                     6/01/28 (Alternative Minimum Tax) (WI)
    2,000,000       Cambria County Industrial Development Authority (Pennsylvania),      11/05 at 102          AAA         2,122,060
                     Pollution Control Refunding Bonds (Pennsylvania Electric Company
                     Project), 1995 Series A, 5.800%, 11/01/20
      800,000       Greater Lebanon Refuse Authority, Lebanon County (Pennsylvania),     11/02 at 100           A-           855,016
                     Solid Waste Bonds, Series of 1992, 7.000%, 11/15/04
    1,500,000       Lawrence County, Pennsylvania, Industrial Development Authority,      9/01 at 102         Baa2         1,618,965
                     Pollution Control Refunding Bond, Pennsylvania Power Company,
                     New Castle Project, Series A, 7.150%, 3/01/17
    1,610,000       Lehigh County Industrial Development Authority, Pollution Control    11/02 at 102          AAA         1,764,608
                     Refunding Bonds (Pennsylvania Power and Light Company Project),
                     1002 Series A, 6.400%, 11/01/21
      550,000       Lehigh County Industrial Development Authority, Pollution Control     8/05 at 102          AAA           604,153
                      Refunding Bonds (Pennsylvania Power and Light Company Project),
                      1995 Series A, 6.150%, 8/01/29
      950,000       Luzerne County Industrial Development Authority, Exempt Facilities   12/02 at 102           A-         1,050,415
                     Bonds (Pennsylvania Gas and Water Company Project), 1992 Series B,
                     7.125%, 12/01/22 (Alternative Minimum Tax)
    1,500,000       Luzerne County Industrial Development Authority, Exempt Facilities   12/04 at 102          AAA         1,709,085
                     Revenue Refunding Bonds (Pennsylvania Gas and Water Company
                     Project), 1994 Series A, 7.000%, 12/01/17 (Alternative
                     Minimum Tax)
    1,000,000       Northampton County Industrial Development Authority (Pennsylvania),   7/05 at 102          AAA         1,096,540
                     Pollution Control Refunding Bonds (Metropolitan Edison Company
                     Project), 1995 Series A, 6.100%, 7/15/21
                    City of Philadelphia (Pennsylvania), Gas Works Bonds, Fourteenth
                     Series:
    2,000,000        6.375%, 7/01/14                                                      7/03 at 102          AAA         2,205,479
    1,400,000        6.375%, 7/01/26                                                      7/03 at 102         Baa1         1,505,938
------------------------------------------------------------------------------------------------------------------------------------
                    Water and Sewer - 2.1%

    2,000,000       Allegheny County (Pennsylvania), Sanitary Authority, Sewer Bonds,    12/07 at 102          AAA         2,040,439
                     Series of 1997, 5.375%, 12/01/24
      860,000       South Wayne County Water and Sewer Authority, Pennsylvania,           4/02 at 102          N/R           934,879
                     Sewer Refunding Bond, 8.200%, 4/15/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$ 131,905,000       Total Investments--(cost $127,723,049)  99.1%                                                        137,281,787
=============-----------------------------------------------------------------------------------------------------------------------
                    Temporary Investments in Short-Term Municipal Securities - 0.7%
$ 1 ,000,000        Philadelphia Hospital and Higher Educational Facilities Authority.                        A-1+         1,000,000
============         (Childrens Hospital), Series A, Variable Rate Demand Bonds,
                     4.000%, 3/01/27+
                    ----------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 0.2%                                                                     276,634
                    ----------------------------------------------------------------------------------------------------------------
                    Net Assets -- 100%                                                                                 $ 138,558,421
                    ================================================================================================================


     * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

     ***  Securities are backed by an escrow or trust containing sufficient
          U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     (WI) Security purchased on a when-issued basis (note 1).

     + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
                                 See accompanying notes to financial statements.

                 Portfolio of Investments
                 Nuveen Flagship Virginia Municipal Bond Fund
                 May 31, 1998

     Principal                                                                               Optional Call                    Market
        Amount       Description                                                               Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                     Capital Goods 1.0%

 $   2,000,000       Industrial Development Authority of the County of Henrico, Virginia,     No Opt. Call        A-   $   2,074,560
                       Solid Waste Disposal Revenue Bonds, Series 1996A (Browning-Ferris
                       Industries of South Atlantic, Inc. Project), 5.450%, 1/01/14
                       (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                     Consumer Staples  0.8%

     1,500,000       Industrial Development Authority of the County of James City,             4/07 at 101        A+       1,592,565
                       Virginia, Sewage and Solid Waste Disposal Facilities
                       Revenue Bonds, Series 1997 (Anheuser Busch Project), 6.000%,
                       4/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                     Education and Civic Organizations  11.0%

     1,000,000       Industrial Development Authority of the Nature Conservancy, Series        7/07 at 102       Aa1       1,025,910
                       1997A, Facility Revenue Bonds, Series 1997A, 5.450%, 7/01/27

       500,000       Medical College of Hampton Roads (Virginia), General Revenue Refunding   11/01 at 102        A-         540,865
                       Bonds, Series 1991A, 6.875%, 11/15/16

                     Industrial Development Authority of Loudoun County, Virginia,
                     University Facilities Revenue Refunding Bonds (The George Washington
                     University), Series of 1992:
       500,000         6.250%, 5/15/12                                                         5/02 at 102        A1         535,085
     2,225,000         6.250%, 5/15/22                                                         5/02 at 102        A1       2,369,469

     1,250,000       Industrial Development Authority of Rockingham County, Virginia,         10/03 at 102      Baa3       1,291,788
                       Educational Facilities Revenue Bonds (Bridgewater College),
                       Series 1993, 6.000%, 10/01/23

                     Staunton Industrial Development Authority, Educational Facilities
                       Revenue Bonds (Mary Baldwin College):
       350,000         5.900%, 11/01/03                                                       No Opt. Call       N/R         355,324
       370,000         6.000%, 11/01/04                                                       No Opt. Call       N/R         376,475

     2,000,000       University of Virginia, University General Revenues, Series B, 5.375%,    6/03 at 102       AA+       2,025,000
                       6/1/20

       750,000       Virginia College Building Authority, Educational Facilities Revenue       1/02 at 102       AAA         820,095
                       Refunding, Washington and Lee University Project, 6.400%, 1/01/12

       800,000       Virginia College Building Authority, Educational Facilities Revenue       5/02 at 102         A         884,728
                       Bonds (Randolph-Macon College Project), Series of 1992, 6.625%,
                       5/01/13

                     Virginia College Building Authority, Educational Facilities Revenue,
                     Marymount University Project:
     1,000,000         7.000%, 7/01/12                                                         7/02 at 102      BBB-       1,091,750
     1,400,000         7.000%, 7/01/22                                                         7/02 at 102      BBB-       1,520,302

     2,000,000       Virginia College Building Authority, Educational Facilities Revenue      10/02 at 102      BBB+       2,159,260
                       Refunding, Roanoke College Project, 6.625%, 10/15/12

     3,250,000       Virginia College Building Authority, Educational Facilities Revenue       4/03 at 102        A+       3,402,880
                       Refunding Bonds, Hampton University Project, Series of 1993, 5.750%,
                       4/01/14

                     Virginia College Building Authority, Educational Facilities Revenue
                     Bonds, The Washington and Lee University Project, Series of 1994:
     1,000,000         5.750%, 1/01/14                                                         1/04 at 102        AA       1,069,530
     1,000,000         5.800%, 1/01/24                                                         1/04 at 102       AAA       1,093,990

                     Industrial Development Authority of the City of Winchester (Virginia),
                     Educational Facilities First Mortgage Revenue Bonds (Shenandoah
                     University Project), Series 1994:
     1,800,000         6.700%, 10/01/14                                                       10/04 at 102        AA       2,006,280
       775,000         6.750%, 10/01/19                                                       10/04 at 102        AA         865,908

    Principal                                                                               Optional Call                    Market
       Amount   Description                                                                   Provisions*   Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products - 4.4%

 $  2,000,000   Industrial Development Authority of Covington-Alleghany County, Virginia,     9/04 at 102          A1   $ 2,241,080
                  Pollution Control Facilities Refunding Revenue Bonds (Westvaco
                  Corporation Project), Series 1994, 6.650%, 9/01/18

    3,545,000   Industrial Development Authority of the Isle of Wight County, Virginia,       4/04 at 102          A1     3,888,262
                  Solid Waste Disposal Facilities Revenue Bonds (Union Camp Corporation
                  Project), Series 1994, 6.550%, 4/01/24 (Alternative Minimum Tax)

    3,000,000   Industrial Development Authority of the Isle of Wight County, Virginia,       5/07 at 102          A-     3,176,490
                  Solid Waste Disposal Facilities Revenue Bonds (Union Camp Corporation
                  Project), Series 1997, 6.100%, 5/01/27 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 13.7%

    1,125,000   Industrial Development Authority of Albemarle County, Virginia, Health       10/02 at 102          A+     1,209,983
                  Services Revenue Bonds (The University of Virginia Health Services
                  Foundation), Series 1992, 6.500%, 10/01/22

    2,060,000   Industrial Development Authority of Albemarle County, Virginia, Hospital     10/03 at 102          A2     2,155,275
                  Refunding Revenue Bonds (Martha Jefferson Hospital), Series 1993,
                  5.875%, 10/01/13

    1,135,000   Industrial Development Authority of the City of Buena Vista, Virginia,   11/98 at 101 1/2         N/R     1,160,242
                  Hospital Facility Crossover Refunding Revenue Bonds (Stonewall
                  Jackson Hospital, Incorporated), Series 1987, 8.375%, 11/01/14

    2,000,000   Industrial Development Authority of Fairfax County, Virginia, Health          8/06 at 102          AA     2,151,620
                  Care Revenue Bonds (Inova Health System Project), Series 1996A,
                  6.000%, 8/15/26

    2,000,000   Industrial Development Authority of the City of Fredericksburg,               6/07 at 102         AAA     1,999,940
                  Virginia, Hospital Facilities Revenue Refunding Bonds (MediCorp
                  Health System Obligated Group), Series 1996, 5.250%, 6/15/23

    1,110,000   The Industrial Development Authority of the County of Giles,                 12/05 at 102          A+     1,173,947
                  Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project,
                  Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)

      500,000   Industrial Development Authority of the City of Hampton, Virginia,           11/04 at 102         Aa2       558,565
                  Hospital Revenue and Refunding Bonds (Sentara Hampton General
                  Hospital), Series 1994A, 6.500%, 11/01/12

    2,000,000   Industrial Development Authority of the County of Hanover (Virginia),        No Opt. Call         AAA     2,351,620
                Hospital Revenue Bonds, Series 1995 (Memorial Regional Medical Center
                Project at Hanover Medical Park) (Guaranteed by Bon Secours Health
                System Obligated Group), 6.375%, 8/15/18

    2,000,000   Industrial Development Authority of the County of Hanover (Virginia),         8/05 at 102         AAA     2,055,100
                  Hospital Revenue Bonds, Series 1995 (Bon Secours Health System
                  Projects), 5.500%, 8/15/25

    1,250,000   Industrial Development Authority of Henry County, Virginia, Hospital          1/07 at 101          A+    1,328,325
                  Revenue Bonds (Memorial Hospital of Martinsville and Henry County),
                  Series 1997, 6.000%, 1/01/27

    1,700,000   Industrial Development Authority of Loudoun County, Virginia,                 6/05 at 102         AAA    1,792,599
                  Hospital Revenue Bonds (Loudoun Hospital Center), Series 1995,
                  5.800%, 6/01/20

    3,500,000   Industrial Development Authority of Norfolk (Virginia), Industrial           10/99 at 100         N/R    3,567,095
                  Development Revenue, James Barry, Robinson Institute Project,
                  7.700%, 10/01/06

    1,000,000   Industrial Development Authority of the City of Norfolk (Virginia),           8/07 at 102         AAA    1,001,600
                  Health Care Revenue Bonds, Series 1997 (Bon Secours Health System),
                  5.250%, 8/15/26

    2,080,000   Peninsula Ports Authority of Virginia, Health System Revenue and              7/02 at 102         Aa2    2,270,611
                  Refunding Bonds (Riverside Health System Project), Series 1992-A,
                  6.625%, 7/01/18

    2,000,000   Industrial Development Authority of the City of Roanoke, Virginia,            7/03 at 102         AAA    1,937,580
                  Hospital Revenue Refunding Bonds (Roanoke Memorial Hospitals,
                  Community Hospital of Roanoke Valley, Franklin Memorial
                  Hospital Project), Series 1993A, 5.000%, 7/01/24

    2,260,000   City of Virginia Beach Development Authority (Virginia), Hospital            11/01 at 102          AA    2,433,884
                  Revenue Bonds (Sentara Bayside Hospital), Series 1991, 6.300%,
                  11/01/21

                            Portfolio of Investments
                            Nuveen Flagship Virginia Municipal Bond Fund
                            (continued)
                            May 31, 1998

    Principal                                                                               Optional Call                     Market

       Amount   Description                                                                   Provisions*   Ratings**          Value

------------------------------------------------------------------------------------------------------------------------------------

                Housing/Multifamily - 3.9%

  $ 1,200,000   Fairfax County (Virginia), Redevelopment and Housing Authority, FHA-          9/06 at 102         AAA  $  1,262,472
                  Insured Mortgage Housing for the Elderly Revenue Refunding Bonds,
                  Series 1996 (Little River Glen), 6.100%, 9/01/26

                Harrisonburg (Virginia), Redevelopment and Housing Authority, Multi-
                Family Housing Revenue Refunding Bonds (United Dominion Projects),
                Series 1992:
    1,415,000     7.000%, 12/01/08                                                           12/02 at 102        BBB+     1,505,093
    2,040,000     7.100%, 12/01/15                                                           12/02 at 102        BBB+     2,166,174

    2,000,000   Newport News, Virginia, Redevelopment and Housing Authority, Mortgage         1/02 at 102         AAA     2,085,660
                  Revenue Refunding, West Apartments, Series A, 6.550%, 7/01/24

      480,000   Suffolk Redevelopment and Housing Authority, Multifamily Housing              7/02 at 104        Baa2       528,509
                  Revenue Refunding Bonds, Series 1994 (Chase Heritage at Dulles
                  Project), 7.000%, 7/01/24

      700,000   Virginia State Housing Development Authority, Multi-Family,                   5/01 at 102         AA+       745,563
                  Series F, 7.000%, 5/01/04

-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.9%

      315,000   Puerto Rico Housing Finance Corporation, Single Family Mortgage               9/00 at 102         AAA       334,911
                  Revenue, Portfolio 1, Series B, 7.650%, 10/15/22

      650,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,          1/00 at 102         AA+       672,211
                  1990 Series B, Subseries B-4, 6.850%, 7/01/17

                Virginia Housing Development Authority, Commonwealth Mortgage Bonds,
                1992 Series A:
    3,000,000     7.100%, 1/01/17                                                             1/02 at 102         AA+     3,134,010
    1,000,000     7.100%, 1/01/22                                                             1/02 at 102         AA+     1,050,520
    4,000,000     7.150%, 1/01/33                                                             1/02 at 102         AA+     4,202,080
------------------------------------------------------------------------------------------------------------------------------------

    1,000,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,          7/05 at 102         AA+     1,058,760
                  Series C-1, 6.300%, 7/01/25 (Alternative Minimum Tax)

    2,000,000   Virginia State Housing Development Authority, Commonwealth Mortgage           7/05 at 102         AA+     2,107,360
                  Bonds, Series C, Subseries C-3, 6.125%, 7/01/22 (Alternative
                  Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 0.2%

      400,000   Richmond Virginia Industrial Development Authority, Medical Facility,         2/00 at 100         AA-       408,912
                  Richmond Metropolitan Blood Service, 7.125%, 2/01/11

-----------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 2.0%

      715,000   Industrial Development Authority of Albemarle County, Virginia,               1/01 at 103         N/R       788,423
                  Mortgage Revenue Refunding Bonds, Series 1986A (FHA Insured Project),
                  8.900%, 7/15/26

    1,000,000   Health Center Commission for the County of Chesterfield (Virginia),          12/06 at 102         AAA     1,067,460
                  Mortgage Revenue Bonds (GNMA Collateralized-Lucy Corr Nursing Home
                  Project), Series 1996, 5.875%, 12/01/21

      500,000   Fairfax County Redevelopment and Housing Authority, Multifamily Housing      12/06 at 103         AAA       526,775
                  Revenue Refunding Bonds (FHA Insured Mortgage Loan-Paul Spring
                  Retirement Center), Series 1996 A, 6.000%, 12/15/28

      500,000   Front Royal and Warren County, Virginia, Industrial Development               1/06 at 100           A       541,915
                  Authority, Revenue Bonds (Heritage Hall XIII), Series 1986, 9.450%,
                  7/15/24

    1,190,000   Industrial Development Authority of the County of Henrico, Virginia,          7/03 at 102         AAA     1,263,625
                  Nursing Facility Insured-Mortgage Refunding Revenue Bonds (Cambridge
                  Manor Nursing Home), Series 1993, 5.875%, 7/01/19

-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.7%

    1,000,000   Town of Abingdon, Virginia, General Obligation Capital Improvement            8/02 at 102           A     1,078,460
                  Bonds, Series 1992, 6.250%, 8/01/12

      730,000   City of Danville, Virginia, General Improvement Bonds of Fiscal Year          5/02 at 102          A3       804,883
                  1991-1992, 6.500%, 5/01/12

    1,500,000   City of Portsmouth, Virginia, General Obligation Bonds, Public                8/03 at 102         AA-     1,530,135
                  Utility Refunding Bonds, Series 1993, 5.500%, 8/01/19

      500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996             7/06 at 101 1/2           A       507,355
                  (General Obligation Bonds), 5.400%, 7/01/25

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

  $ 1,500,000   Commonwealth of Puerto Rico, Public Improvement                           7/07 at 101 1/2         A    $  1,517,670
                  7/01/25 Bonds of 1997, 5.375%,

                Commonwealth of Puerto Rico, Public Improvement
                  Bonds of 1994 (General Obligation Bonds):
    2,575,000     6.450%, 7/01/17                                                             7/04 at 102         AAA     2,921,492
    2,500,000     6.500%, 7/01/23                                                         7/04 at 101 1/2         AAA     2,843,050

    3,005,000   City of Richmond, Virginia, General Obligation Public                         7/03 at 102          AA     3,061,494
                   Improvement Bonds, Series 1993B, 5.500%, 7/15/23

-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 14.4%

    2,300,000   Big Stone Gap, Virginia, Redevelopment and Housing Authority,                 9/05 at 102          AA     2,373,853
                  Commonwealth of Virginia Correctional Facility Lease Revenue Bonds
                  (Wallens Ridge Development Project), Series 1995, 5.500%, 9/01/15

    3,000,000   Industrial Development Authority of Brunswick County, Virginia,               7/06 at 102         AAA     3,115,170
                  Correctional Facility Lease Revenue Bonds, Series 1996, 5.500%, 7/01/17

    1,385,000   Fairfax County Redevelopment and Housing Authority (Virginia), Revenue        6/02 at 102         N/R     1,473,294
                  Bonds, 1992 Issue A (FCRHA Office Building), 7.500%, 6/15/18

    5,000,000   Hampton Roads (Virginia), Regional Jail Authority, Regional Jail              7/06 at 102         AAA     5,163,950
                  Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24

    2,000,000   Industrial Development Authority of the County of Henrico, Virginia,          8/05 at 102          AA     2,328,480
                  Public Facility Lease Revenue Bonds (Henrico County Regional Jail
                  Project), Series 1994, 7.000%, 8/01/13

      750,000   Loudoun County, Virginia, Certificates of Participation, Series E,           No Opt. Call         AAA       936,420
                  7.200%, 10/01/10

    1,500,000   Peninsula Airport Commission, Virginia, Airport Improvement Revenue,          7/01 at 102         Aa2     1,649,115
                  7.300%, 7/15/21 (Alternative Minimum Tax)

                Prince William County, Virginia, Industrial Development Authority,
                Lease Revenue:
    2,000,000     6.000%, 2/01/14                                                             2/06 at 102          A2     2,131,980
    1,000,000     6.000%, 2/01/18                                                             2/06 at 102          A2     1,076,110

    2,500,000   Prince William County Park Authority (Virginia), Revenue Bonds, Series       10/04 at 102          A-     2,818,875
                  1994, 6.875%, 10/15/16

    2,250,000   Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A     2,358,113
                  Bonds, Series Y of 1996, 5.500%, 7/01/36

    1,500,000   Richmond (Virginia), Redevelopment and Housing Authority, Project            3/05 at 102          AAA     1,619,700
                  Revenue Bonds (1994 Old Manchester Project), Series 1994, 6.800%,
                  3/01/15

    1,000,000   Virginia Public School Authority, School Financing Bonds, Series             8/04 at 102           AA     1,108,710
                  1994 A, 6.200%, 8/01/13

                Virginia State Public School Authority, Series B:
    1,000,000     5.750%, 8/01/15                                                           8/05 at 102            AA     1,067,450
    1,210,000     5.625%, 8/01/16                                                           8/05 at 102            AA     1,271,359

-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 7.2%

    2,250,000   Capital Region Airport Commission, Richmond (Virginia), International        7/05 at 102          AAA     2,343,263
                  Airport Projects, Airport Revenue Bonds, Series 1995A, 5.625%,
                  7/01/25

      750,000   Charlottesville-Albemarle Airport Authority (Virginia), Airport Revenue      12/05 at 102         BBB       784,568
                  Refunding Bonds, Series 1995, 6.125%, 12/01/13 (Alternative Minimum Tax)

                Loudoun County, Virginia, Industrial Development Authority, Air
                Cargo Facility Revenue, Washington Dulles Air Cargo:
      210,000     6.625%, 1/01/00 (Alternative Minimum Tax)                                  No Opt. Call         N/R       215,019
    3,000,000     7.000%, 1/01/09 (Alternative Minimum Tax)                                   1/01 at 102         N/R     3,144,150
      600,000     6.500%, 1/01/09 (Alternative Minimum Tax)                                   1/06 at 102         N/R       634,500

                Metropolitan Washington Airports Authority, Airport System Revenue Bonds,
                Series 1992A:
    1,500,000     6.625%, 10/01/19 (Alternative Minimum Tax)                                 10/02 at 102         AAA     1,640,265
    1,500,000     6.250%, 10/01/21 (Alternative Minimum Tax)                                 10/02 at 102         AAA     1,620,240

    1,000,000   Metropolitan Washington Airports Authority, Airport System Revenue Bonds,    10/04 at 102         AAA     1,041,560
                  Series 1994A, 5.750%, 10/01/20 (Alternative Minimum Tax)

      770,000   Metropolitan Washington D C. Apartments Authority, Virginia General          10/07 at 101         AA-       790,205
                  Airport Revenue, Series B, 5.500%, 10/01/23 (Alternative Minimum Tax)

                            Portfolio of Investments
                            Nuveen Flagship Virginia Municipal Bond Fund
                            (continued)
                            May 31, 1998

    Principal                                                                               Optional Call                    Market
       Amount   Description                                                                   Provisions*   Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation (continued)

  $ 1,900,000   Puerto Rico Ports Authority, Special Facilities, American Airlines,           6/06 at 102        BBB-  $  2,057,738

                  Series A, 6.250%, 6/01/26 (Alternative Minimum Tax)

    1,000,000   Virginia Port Authority, Port Facilities Revenue Bonds, Series 1997,          7/07 at 101         AAA     1,024,140

                  5.500%, 7/01/24 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 7.3%

      750,000   Chesapeake Bay Bridge and Tunnel District, General Resolution Revenue         7/01 at 102         AAA       814,403

                  Bonds Refunding, Series 1991, 6.375%, 7/01/22 (Pre-refunded to 7/01/01)

    1,000,000   Industrial Development Authority of Covington-Alleghany County, Virginia,     4/02 at 102       A-***     1,103,070
                  Hospital Facility Revenue Bonds (Alleghany Regional Hospital), Series
                  1992, 6.625%, 4/01/12 (Pre-refunded to 4/01/02)

      500,000   Fairfax County Redevelopment and Housing Authority (Virginia), Revenue       11/99 at 102      N/R***       534,005

                  Bonds (Vinson Pavilion Project), 1989 Series A, 7.500%, 11/01/19
                  (Pre-refunded to 11/01/99)

      150,000   Fairfax County (Virginia), Water Authority, Water Refunding Revenue           4/07 at 102         AAA       170,220

                  Bonds, Series 1992, 6.000%, 4/01/22 (Pre-refunded to 4/01/07)

      250,000   Martinsville, Virginia, Industrial Development Authority, Hospital            1/01 at 100       A2***       267,655

                  Facility Revenue, Memorial Hospital Martinsville and Henry, 7.000%,
                  1/01/11 (Pre-refunded to 1/01/01)

    2,000,000   Peninsula Ports Authority, Virginia, Health Care Facilities Revenue           8/06 at 100     BBB+***     2,332,400

                  Refunding, Mary Immaculate Project, 7.000%, 8/01/17 (Pre-refunded to 8/01/06)

    5,250,000   Industrial Development Authority of the County of Prince William             10/05 at 102       A2***     6,131,318

                  (Virginia), Hospital Facility Revenue Bonds (Potomac Hospital
                  Corporation of Prince William), Series 1995, 6.850%, 10/01/25
                  (Pre-refunded to 10/01/05)

    1,000,000   Prince William County Service Authority (Virginia), Water and Sewer           7/01 at 100         AAA     1,057,380

                  System Revenue Bonds, Series 1991, 6.000%, 7/01/29 (Pre-refunded to 7/01/01)

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series R,      7/02 at 101 1/2     BBB+***     1,091,460

                  6.250%, 7/01/17 (Pre-refunded to 7/01/02)

    1,000,000   Virginia College Building Authority, Educational Facilities Revenue           4/99 at 102      N/R***     1,052,000

                  Bonds (Hampton University Project), Series of 1989A, 7.750%, 4/01/14
                  (Pre-refunded to 4/01/99)

      580,000   Virginia State Resource Authority, Water and Sewer System Revenue            11/98 at 102       AA***       604,212

                  Bonds (Pooled Loan Program), 1986 Series A (Mandatory Redemption
                  November 1, 2013), 7.600%, 11/01/16 (Pre-refunded to 11/01/98)

      410,000   Virginia State Resource Authority, Water and Sewer System Revenue,           11/99 at 102       AA***       437,376

                  Pool A, 7.650%, 11/01/16  (Pre-refunded to 11/01/99)

-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.0%

    2,110,000   Halifax County Industrial Development Authority (Old Dominion                12/02 at 102          A+     2,287,683

                  Electric Cooperative), 6.500%, 12/01/12 (Alternative Minimum Tax)

    2,500,000   Mecklenburg County, Virginia, Industrial Development Authority, Exempt        5/01 at 102          A1     2,698,900

                  Facility, Mecklenburg Cogen, Series A, 7.350%, 5/01/08 (Alternative
                  Minimum Tax)

    2,000,000   City of Richmond, Virginia, Public Utility Revenue and Refunding Bonds,       1/08 at 101          A+     1,971,380

                  Series 1998A, 5.125%, 1/15/28

    1,000,000   Industrial Development Authority of Russell County, Virginia, Pollution      11/00 at 102        Baa1     1,087,020

                  Control Revenue Bonds (Appalachian Power Company Project), Series G,
                  7.700%, 11/01/07

    1,500,000   Southeastern Public Service Authority of Virginia, Senior Revenue Bonds,      7/03 at 102          A-     1,561,290

                  Series 1993 (Regional Solid Waste System), 6.000%, 7/01/13 (Alternative
                  Minimum Tax)

    1,000,000   Virginia State Resource Authority, Solid Waste Disposal System Revenue,      11/02 at 102          AA     1,105,700
                  Series B, 6.750%, 11/01/12

    1,960,000   Virginia Resources Authority, Solid Waste Disposal System Revenue Bonds,      4/05 at 102          AA     2,015,076

                  (County of Prince William, Virginia, Refunding), 1995 Series A, 5.500%,
                  4/01/15

----
22


    Principal                                                                               Optional Call                    Market
       Amount   Description                                                                   Provisions*   Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 13.3%

 $  1,000,000   Blacksburg-Virginia Polytechnic Institute Sanitation Authority               11/02 at 102           A  $  1,067,950
                  (Virginia), Sewer System Revenue Bonds, Series of 1992,
                  6.250%, 11/01/12

    6,000,000   Fairfax County Water Authority (Virginia), Water Refunding Revenue            4/07 at 102          AA     5,879,400
                  Bonds, Series 1997, 5.000%, 4/01/29

                Fairfax County Water Authority (Virginia), Water Refunding Revenue
                Bonds, Series 1992:
     850,000      6.000%, 4/01/22                                                             4/07 at 102          AA       931,949
   1,625,000      5.750%, 4/01/29                                                             4/02 at 100          AA     1,672,109

    1,000,000   Frederick-Winchester Service Authority (Virginia), Regional Sewer            10/03 at 102         AAA     1,054,310
                  System Refunding Revenue Bonds, Series 1993, 5.750%, 10/01/15

    2,500,000   Henrico County, Virginia, Water and Sewer System Refunding Revenue            5/02 at 100         Aa2     2,650,350
                  Bonds, Series 1992, 6.250%, 5/01/13

    2,500,000   Leesburg, Virginia, Utility System Revenue Refunding, 5.125%, 7/01/22         7/07 at 102         AAA     2,477,675

    1,000,000   Loudoun County Sanitation Authority (Virginia), Water and Sewer               1/03 at 102         AAA     1,090,270
                  System Revenue Refunding Bonds, Series 1992, 6.250%, 1/01/16

    1,000,000   Loudoun County Sanitation Authority, Series 1996, Refunding,                  1/07 at 102         AAA       990,470
                  5.125%, 1/01/26

    4,000,000   Upper Occoquan Sewage Authority (Virginia), Regional Sewerage System          1/04 at 102         AAA     3,908,760
                  Revenue Refunding Bonds, Series of 1993, 5.000%, 7/01/21

    2,215,000   Upper Occoquan Sewage Authority (Virginia), Regional Sewerage System          7/16 at 100         AAA     2,268,005
                  Revenue Bonds, Series of 1995A, 5.150%, 7/01/20

    1,000,000   Virginia Resources Authority, Sewer System Revenue Bonds, 1995               10/05 at 102          AA     1,064,599
                  Series A (Hopewell Regional Wastewater Treatment Facility Project),
                  6.000%, 10/01/25 (Alternative Minimum Tax)

    1,000,000   Virginia Resources Authority, Water and Sewer System Revenue Bonds,          10/05 at 102          AA     1,031,459
                  1995 Series A (Sussex County Project), 5.600%, 10/01/25

      500,000   Virginia State Resource Authority, Water and Sewer System Revenue,           10/98 at 103          AA       520,564
                  Lot 7, Rapidan Service Authority, 7.125%, 10/01/16

    1,500,000   Virginia Resources Authority, Water System Refunding Revenue Bonds,           4/02 at 100          AA     1,583,114
                  1992 Series A, 6.125%, 4/01/19
-----------------------------------------------------------------------------------------------------------------------------------
 $195,675,000   Total Investments - (cost $191,320,993) - 97.8%                                                         207,572,313
=============----------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.5%

 $  1,000,000   Roanoke Industrial Development Authority (Carilion), Variable Rate                               A-1+     1,000,000
=============     Demand Bonds, 4.000%, 7/01/27+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      3,681,273
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 212,253,586
                ===================================================================================================================


     * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings (not covered by the report of independent public accountants):
          Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
May 31, 1998

                                                                                 Maryland        Pennsylvania            Virginia
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                $ 65,382,530        $137,281,787        $207,572,313
Temporary investments in short-term municipal securities, at
  amortized cost, which approximates market value (note 1)                             --           1,000,000           1,000,000
Cash                                                                              285,953             367,969           1,079,235
Receivables:
  Interest                                                                      1,368,966           2,236,414           3,615,367
  Shares sold                                                                      65,263             276,398             207,666
Other assets                                                                       65,712             114,855             124,388
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             67,168,424         141,277,423         213,598,969
---------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                --           2,000,000                  --
  Shares redeemed                                                                      --              39,546             298,011
Accrued expenses:
  Management fees (note 6)                                                         26,897              10,577              80,244
  12b-1 distribution and service fees (notes 1 and 6)                               5,803              18,504              35,182
  Other                                                                             9,067              44,453              48,853
Dividends payable                                                                 163,505             605,922             883,093
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           205,272           2,719,002           1,345,383
---------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                          $ 66,963,152        $138,558,421        $212,253,586
=================================================================================================================================
Class A Shares (note 1)
Net assets                                                                   $ 17,426,678        $ 65,826,333        $133,965,543
Shares outstanding                                                              1,650,115           6,160,765          12,109,723
Net asset value and redemption price per share                               $      10.56        $      10.68        $      11.06
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                           $      11.02        $      11.15        $      11.54
=================================================================================================================================
Class B Shares (note 1)
Net assets                                                                   $  2,332,092        $  2,639,660        $  3,894,469
Shares outstanding                                                                220,882             246,587             352,195
Net asset value, offering and redemption price per share                     $      10.56        $      10.70        $      11.06
=================================================================================================================================
Class C Shares (note 1)
Net assets                                                                   $  2,605,799        $  8,912,066        $ 15,659,587
Shares outstanding                                                                246,839             834,762           1,416,364
Net asset value, offering and redemption price per share                     $      10.56        $      10.68        $      11.06
=================================================================================================================================
Class R Shares (note 1)
Net assets                                                                   $ 44,598,583        $ 61,180,362        $ 58,733,987
Shares outstanding                                                              4,216,426           5,727,633           5,310,426
Net asset value, offering and redemption price per share                     $      10.58        $      10.68        $      11.06
=================================================================================================================================

                                 See accompanying notes to financial statements.

                            Statement of Operations
                            Year Ended May 31, 1998

                                                                                 Maryland         Pennsylvania             Virginia
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                   $  3,547,176         $  7,603,763         $ 11,915,238
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                          350,579              708,933            1,103,025
12b-1 service fees - Class A (notes 1 and 6)                                       31,906              121,297              256,577
12b-1 distribution and service fees - Class B (notes 1 and 6)                      11,344               10,643               16,407
12b-1 distribution and service fees - Class C (notes 1 and 6)                      16,799               54,660              104,827
Shareholders' servicing agent fees and expenses                                    51,670              131,948              157,156
Custodian's fees and expenses                                                      45,445               53,772               59,940
Trustees' fees and expenses (note 6)                                                1,204                2,452                4,009
Professional fees                                                                  14,215               14,687               14,895
Shareholders' reports - printing and mailing expenses                              37,640               53,417               59,378
Federal and state registration fees                                                 5,785                4,815                3,988
Other expenses                                                                      2,612                3,610                4,412
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                       569,199            1,160,234            1,784,614
  Expense reimbursement (note 6)                                                  (36,658)            (440,918)            (316,199)

-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                      532,541              719,316            1,468,415
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           3,014,635            6,884,447           10,446,823
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                     38,164            1,203,144              382,323
Net change in unrealized appreciation or depreciation of investments            1,872,963            4,263,803            7,151,615
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                       1,911,127            5,466,947            7,533,938
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $  4,925,762         $ 12,351,394         $ 17,980,761
===================================================================================================================================

                                 See accompanying notes to financial statements.
25

                      Statement of Changes in Net Assets

                                                                                                      Maryland
                                                                                 ------------------------------------------------
                                                                                   Year Ended     4 Months Ended       Year Ended
                                                                                      5/31/98            5/31/97          1/31/97
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                            $  3,014,635       $    961,469     $  2,797,118
Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                                                     38,164           (122,456)          68,885
Net change in unrealized appreciation or depreciation
   of investments                                                                   1,872,963            116,827       (1,067,755)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                          4,925,762            955,840        1,798,248
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                           (744,781)          (202,348)        (444,620)
   Class B                                                                            (45,159)              (690)             N/A
   Class C                                                                            (91,846)           (28,646)         (71,252)
   Class R                                                                         (2,152,261)          (726,336)      (2,248,162)
From accumulated net realized gains from investment
   transactions:
   Class A                                                                                 --                 --               --
   Class B                                                                                 --                 --              N/A
   Class C                                                                                 --                 --               --
   Class R                                                                                 --                 --               --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                          (3,034,047)          (958,020)      (2,764,034)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of
   Nuveen Pennsylvania/Virginia (note 1)                                                   --                 --               --
Net proceeds from shares issued as a capital contribution                                  --                 --
Net proceeds from sale of shares                                                    9,987,470          3,009,545        9,011,948
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                    2,015,880            626,481        1,781,550
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   12,003,350          3,636,026       10,793,498
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                            (5,468,111)        (2,607,528)      (8,005,106)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                             6,535,239          1,028,498        2,788,392
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                          8,426,954          1,026,318        1,822,606
Net assets at the beginning of year                                                58,536,198         57,509,880       55,687,274
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                    $ 66,963,152       $ 58,536,198     $ 57,509,880
=================================================================================================================================
Balance of undistributed net investment income at end of year                    $     18,057       $     37,469     $     34,020
=================================================================================================================================

N/A - The Fund was not authorized to issue Class B Shares prior to February 1, 1997.


                                 See accompanying notes to financial statements.
26

                                                                                Pennsylvania                  Virginia
                                                                      ----------------------------  -----------------------------
                                                                         Year Ended     Year Ended     Year Ended      Year Ended
                                                                            5/31/98       5/31/97*        5/31/98       5/31/97**
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $   6,884,447  $   4,041,330  $  10,446,823   $   8,156,974
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                         1,203,144         46,769        382,323         772,114
Net change in unrealized appreciation or depreciation
  of investments                                                          4,263,803      1,490,845      7,151,615       2,690,836
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               12,351,394      5,578,944     17,980,761      11,619,924
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1) From undistributed net investment income:
   Class A                                                               (3,203,991)    (2,665,076)    (6,589,893)     (6,499,935)
   Class B                                                                  (49,039)        (1,816)       (72,610)         (2,778)
   Class C                                                                 (346,415)      (264,780)      (637,996)       (588,320)
   Class R                                                               (3,306,035)    (1,082,438)    (3,128,186)     (1,059,930)
From accumulated net realized gains from investment transactions:
   Class A                                                                 (123,729)            --       (116,144)             --
   Class B                                                                   (1,903)            --         (1,295)             --
   Class C                                                                  (14,187)            --        (12,972)             --
   Class R                                                                 (122,743)            --        (53,068)             --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (7,168,042)    (4,014,110)   (10,612,164)     (8,150,963)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of
  Nuveen Pennsylvania/Virginia (note 1)                                          --     68,634,295             --      67,765,255
Net proceeds from shares issued as a capital contribution                        --         33,360             --          33,360
Net proceeds from sale of shares                                         20,611,181      7,311,629     26,410,433      14,267,420
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                           4,302,789      1,622,041      6,677,292       3,941,869
---------------------------------------------------------------------------------------------------------------------------------
                                                                         24,913,970     77,601,325     33,087,725      86,007,904
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (11,137,451)    (8,401,239)   (19,538,617)    (26,796,317)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                  13,776,519     69,200,086     13,549,108      59,211,587
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                               18,959,871     70,764,920     20,917,705      62,680,548
Net assets at the beginning of year                                     119,598,550     48,833,630    191,335,881     128,655,333
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $ 138,558,421  $ 119,598,550  $ 212,253,586   $ 191,335,881
=================================================================================================================================
Balance of undistributed net investment income at end of year         $       6,187  $      27,220  $      24,149   $       6,011
=================================================================================================================================

* Information represents eight months of Flagship Pennsylvania and four months of Pennsylvania (note 1).

** Information represents eight months of Flagship Virginia and four months of Virginia (note 1).

                                 See accompanying notes to financial statements.
27

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund, the Nuveen Flagship Pennsylvania Municipal Bond Fund and the Nuveen Flagship Virginia Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Nuveen Maryland Tax-Free Value Fund ("Nuveen Maryland") was reorganized into the Trust and renamed Nuveen Maryland Municipal Bond Fund ("Maryland"). Nuveen Maryland Tax-Free Value Fund had a January 31 fiscal year end prior to being reorganized into the Trust and now has a May 31 fiscal year end. Flagship Pennsylvania Triple Tax Exempt Fund ("Flagship Pennsylvania") and Nuveen Pennsylvania Tax-Free Value Fund ("Nuveen Pennsylvania") reorganized into Nuveen Flagship Pennsylvania Municipal Bond Fund ("Pennsylvania"). Flagship Virginia Double Tax Exempt Fund ("Flagship Virginia") and Nuveen Virginia Tax-Free Value Fund ("Nuveen Virginia") reorganized into Nuveen Flagship Virginia Municipal Bond Fund ("Virginia"). Prior to these reorganizations, Flagship Pennsylvania and Flagship Virginia were each a sub-trust of the Flagship Tax Exempt Funds Trust, while Nuveen Pennsylvania and Nuveen Virginia were each a series of the Nuveen Multistate Tax-Free Trust. Nuveen Pennsylvania and Nuveen Virginia each had a fiscal year end of January 31 prior to being reorganized into Pennsylvania and Virginia, respectively, which have retained the fiscal year end of Flagship Pennsylvania and Flagship Virginia.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, Pennsylvania had an outstanding when-issued purchase commitment of $2,000,000. There were no such outstanding purchase commitments in Maryland or Virginia.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                            Maryland
                                        -----------------------------------------------------------------------------------
                                             Year Ended                  4 Months Ended                Year Ended
                                               5/31/98                      5/31/97                      1/31
                                        -----------------------------------------------------------------------------------
                                         Shares        Amount        Shares          Amount        Shares       Amount
---------------------------------------------------------------------------------------------------------------------------
 Shares sold:
  Class A                               464,364    $  4,845,395      173,922     $  1,782,262      599,512   $  6,107,242
  Class B                               213,521       2,237,985       14,619          149,109          N/A            N/A
  Class C                                68,184         714,237       19,110          194,556       82,446        841,446
  Class R                               209,535       2,189,853       86,096          883,618      201,418      2,063,260
Shares issued to shareholders due
  to reinvestment of distributions:
  Class A                                53,642         561,120       14,385          146,945       30,226        308,915
  Class B                                 1,687          17,707           14              147          N/A            N/A
  Class C                                 6,886          71,952        2,157           22,020        5,415         55,286
  Class R                               130,430       1,365,101       44,709          457,369      138,494      1,417,349
---------------------------------------------------------------------------------------------------------------------------
                                      1,148,249      12,003,350      355,012        3,636,026    1,057,511     10,793,498
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                              (134,447)     (1,409,630)     (72,253)        (733,516)    (137,185)    (1,394,119)
  Class B                                (8,959)        (93,717)          --               --          N/A            N/A
  Class C                               (33,614)       (349,287)      (9,738)         (99,104)     (32,039)      (327,651)
  Class R                              (345,224)     (3,615,477)    (173,454)      (1,774,908)    (615,881)    (6,283,336)
---------------------------------------------------------------------------------------------------------------------------
                                       (522,244)     (5,468,111)    (255,445)      (2,607,528)    (785,105)    (8,005,106)
---------------------------------------------------------------------------------------------------------------------------
Net increase                            626,005    $  6,535,239       99,567     $  1,028,498      272,406   $  2,788,392
===========================================================================================================================

N/A - The Fund was not authorized to issue Class B Shares prior to February 1, 1997.

                                                                                Pennsylvania
                                                    -----------------------------------------------------------------------
                                                             Year Ended                              Year Ended
                                                              5/31/98                                 5/31/97*
                                                    -----------------------------------------------------------------------

                                                     Shares             Amount                Shares             Amount
---------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
   Nuveen Pennsylvania:
   Class A                                                --         $         --            1,011,604         $ 10,326,580
   Class B                                                --                   --                   --                   --
   Class C                                                --                   --              101,246            1,033,183
   Class R                                                --                   --            5,610,682           57,274,532
Shares issued as a capital contribution:
   Class A                                                --                   --                  817                8,340
   Class B                                                --                   --                  817                8,340
   Class C                                                --                   --                  817                8,340
   Class R                                                --                   --                  817                8,340
Shares sold:
   Class A                                         1,036,447           10,930,439              390,922            3,976,377
   Class B                                           223,667            2,375,027               21,356              217,925
   Class C                                           290,257            3,081,110              168,084            1,709,951
   Class R                                           401,273            4,224,605              137,689            1,407,376
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                           172,750            1,815,747               96,590              980,201
   Class B                                             2,572               27,340                   73                  740
   Class C                                            25,872              271,646               13,846              140,564
   Class R                                           207,616            2,188,056               49,269              500,536
---------------------------------------------------------------------------------------------------------------------------
                                                   2,360,454           24,913,970            7,604,629           77,601,325
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                          (477,420)          (5,039,815)            (512,221)          (5,199,195)
   Class B                                            (1,898)             (20,305)                  --                   --
   Class C                                           (98,010)          (1,035,568)            (111,867)          (1,144,394)
   Class R                                          (477,624)          (5,041,763)            (202,089)          (2,057,650)
---------------------------------------------------------------------------------------------------------------------------
                                                  (1,054,952)         (11,137,451)            (826,177)          (8,401,239)
---------------------------------------------------------------------------------------------------------------------------
Net increase                                       1,305,502         $ 13,776,519            6,778,452         $ 69,200,086
===========================================================================================================================

* Information represents eight months of Flagship Pennsylvania and four months of Pennsylvania (note 1).

                                                                                 Virginia
                                                  -------------------------------------------------------------------------
                                                             Year Ended                               Year Ended
                                                              5/31/98                                 5/31/97*
                                                  -------------------------------------------------------------------------

                                                    Shares             Amount                Shares               Amount
---------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
   Nuveen Virginia:
   Class A                                                --         $         --              873,399         $  9,273,783
   Class B                                                --                   --                   --                   --
   Class C                                                --                   --              109,201            1,158,978
   Class R                                                --                   --            5,399,536           57,332,494
Shares issued as a capital contribution:
   Class A                                                --                   --                  785                8,340
   Class B                                                --                   --                  785                8,340
   Class C                                                --                   --                  786                8,340
   Class R                                                --                   --                  785                8,340
Shares sold:
   Class A                                         1,437,801           15,756,900              938,620            9,896,915
   Class B                                           326,829            3,585,765               36,862              391,987
   Class C                                           363,753            3,972,294              307,161            3,231,156
   Class R                                           282,345            3,095,474               70,304              747,362
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                           370,069            4,035,466              304,589            3,213,145
   Class B                                             3,820               41,944                    9                   98
   Class C                                            59,523              649,924               23,878              251,837
   Class R                                           178,519            1,949,958               45,124              476,789
---------------------------------------------------------------------------------------------------------------------------
                                                   3,022,659           33,087,725            8,111,824           86,007,904
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                        (1,169,518)         (12,775,202)          (1,966,406)         (20,767,054)
   Class B                                           (14,233)            (156,135)              (1,877)             (19,915)
   Class C                                          (105,398)          (1,154,489)            (399,175)          (4,241,028)
   Class R                                          (499,196)          (5,452,791)            (166,991)          (1,768,320)
---------------------------------------------------------------------------------------------------------------------------
                                                  (1,788,345)         (19,538,617)          (2,534,449)         (26,796,317)
---------------------------------------------------------------------------------------------------------------------------
Net increase                                       1,234,314         $ 13,549,108            5,577,375         $ 59,211,587
===========================================================================================================================

* Information represents eight months of Flagship Virginia and four months of Virginia (note 1).

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 9, 1998, as follows:

                                                                                 Maryland        Pennsylvania           Virginia
---------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                                                       $  .0400            $  .0465            $  .0460
   Class B                                                                          .0335               .0400               .0395
   Class C                                                                          .0350               .0420               .0410
   Class R                                                                          .0415               .0485               .0480
---------------------------------------------------------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                                                                 Maryland        Pennsylvania           Virginia
--------------------------------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                                        $11,639,224         $39,490,527        $17,222,293
   Temporary municipal investments                                              6,300,000          13,950,000         11,300,000
Sales:
   Investments in municipal securities                                          4,605,736          25,937,929          6,320,490
   Temporary municipal investments                                              7,000,000          12,950,000         10,300,000
--------------------------------------------------------------------------------------------------------------------------------

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                   Maryland             Virginia
--------------------------------------------------------------------------------------------------------------------------------
Expiration Year:
   2002                                                                                           $  96,343            $  70,165
   2003                                                                                             377,963                   --
   2004                                                                                                  --              152,699
   2005                                                                                             121,857                   --
--------------------------------------------------------------------------------------------------------------------------------
Total                                                                                             $ 596,163            $ 222,864
================================================================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                                                           Maryland           Pennsylvania              Virginia
--------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                         $ 4,058,685            $ 9,558,738          $ 16,288,087
   depreciation                                                             (10,455)                    --               (36,767)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                             $ 4,048,230            $ 9,558,738          $ 16,251,320
================================================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:


Average Daily Net Asset Value                                                                                    Management Fee
--------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                           .5500 of 1%
For the next $125 million                                                                                            .5375 of 1
For the next $250 million                                                                                            .5250 of 1
For the next $500 million                                                                                            .5125 of 1
For the next $1 billion                                                                                              .5000 of 1
For net assets over $2 billion                                                                                       .4750 of 1
================================================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                           Maryland            Pennsylvania             Virginia
--------------------------------------------------------------------------------------------------------------------------------
Sales charges collected                                                   $ 157,160               $ 241,907            $ 473,783
Paid to authorized dealers                                                  132,479                 208,021              406,908
================================================================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                           Maryland            Pennsylvania             Virginia
--------------------------------------------------------------------------------------------------------------------------------
Commission advances                                                        $ 95,507              $ 144,528             $ 172,673
================================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                                                               Maryland          Pennsylvania           Virginia
--------------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                            $ 16,043              $ 28,993           $ 45,284
================================================================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1998, as follows:

                                                                               Maryland          Pennsylvania           Virginia
--------------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                                  $  5,743              $  3,584           $ 10,169
================================================================================================================================

7. Composition of Net Assets

At May 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                               Maryland          Pennsylvania           Virginia
--------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                              $ 63,493,028       $ 128,201,634      $ 196,211,498
Balance of undistributed net investment income                                     18,057               6,187             24,149
Accumulated net realized gain (loss) from investment transactions                (596,163)            791,862           (233,381)
Net unrealized appreciation of investments                                      4,048,230           9,558,738         16,251,320
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                   $ 66,963,152       $ 138,558,421      $ 212,253,586
================================================================================================================================

                             Financial Highlights

                            Financial Highlights


                            Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                               Investment Operations               Less Distributions
                                         ---------------------------------  ---------------------------------



                                                           Net
                              Beginning              Realized/                                                 Ending
                                   Net        Net   Unrealized                   Net                              Net
Year Ended                       Asset Investment   Investment            Investment    Capital                 Asset       Total
May 31,                          Value Income (a)  Gain (Loss)     Total      Income       Gain       Total     Value  Return (b)
---------------------------------------------------------------------------------------------------------------------------------
MARYLAND
Class A (9/94)
1998                           $ 10.25      $ .48       $ .32    $   .80     $ (.49)     $   --     $ (.49)   $ 10.56       7.95%
1997(c)                          10.25        .16         .01        .17       (.17)         --       (.17)     10.25       1.63
1997(d)                          10.43        .46        (.15)       .31       (.49)         --       (.49)     10.25       3.06
1996(d)                           9.60        .48         .85       1.33       (.50)         --       (.50)     10.43      14.07
1995(e)                           9.84        .20        (.23)      (.03)      (.21)         --       (.21)      9.60       (.26)
Class B (3/97)
1998                             10.25        .41         .31        .72       (.41)         --       (.41)     10.56       7.16
1997(f)                          10.29        .10        (.04)       .06       (.10)         --       (.10)     10.25        .83
Class C (9/94)
1998                             10.24        .43         .32        .75       (.43)         --       (.43)     10.56       7.44
1997(c)                          10.24        .15          --        .15       (.15)         --       (.15)     10.24       1.43
1997(d)                          10.42        .39        (.16)       .23       (.41)         --       (.41)     10.24       2.28
1996(d)                           9.59        .41         .84       1.25       (.42)         --       (.42)     10.42      13.24
1995(e)                           9.75        .16        (.15)       .01       (.17)         --       (.17)      9.59        .12
Class R (12/91)
1998                             10.26        .51         .32        .83       (.51)         --       (.51)     10.58       8.23
1997(c)                          10.26        .17          --        .17       (.17)         --       (.17)     10.26       1.68
1997(d)                          10.44        .47        (.14)       .33       (.51)         --       (.51)     10.26       3.29
1996(d)                           9.61        .51         .84       1.35       (.52)         --       (.52)     10.44      14.33
1995(d)                          10.62        .51       (1.01)      (.50)      (.51)         --       (.51)      9.61      (4.58)
1994(d)                           9.91        .51         .72       1.23       (.50)       (.02)      (.52)     10.62      12.71

PENNSYLVANIA**
Class A (10/86)
1998                           $ 10.25      $ .56       $ .45     $ 1.01     $ (.56)     $ (.02)    $ (.58)   $ 10.68      10.05%
1997                             10.00        .57         .25        .82       (.57)         --       (.57)     10.25       8.37
1996                             10.21        .59        (.20)       .39       (.60)         --       (.60)     10.00       3.83
1995                             10.06        .60         .16        .76       (.61)         --       (.61)     10.21       7.90
1994                             10.38        .61        (.32)       .29       (.61)         --       (.61)     10.06       2.70
Class B (2/97)
1998                             10.27        .48         .45        .93       (.48)       (.02)      (.50)     10.70       9.23
1997(f)                          10.21        .16         .06        .22       (.16)         --       (.16)     10.27       2.18
Class C (2/94)
1998                             10.25        .50         .45        .95       (.50)       (.02)      (.52)     10.68       9.50
1997                              9.99        .51         .26        .77       (.51)         --       (.51)     10.25       7.88
1996                             10.21        .53        (.21)       .32       (.54)         --       (.54)      9.99       3.16
1995                             10.06        .54         .16        .70       (.55)         --       (.55)     10.21       7.31
1994(f)                          10.71        .16        (.64)      (.48)      (.17)         --       (.17)     10.06     (13.46)/*/
Class R (2/97)
1998                             10.25        .58         .45       1.03       (.58)       (.02)      (.60)     10.68      10.30
1997(f)                          10.21        .20         .03        .23       (.19)         --       (.19)     10.25       2.31
----------------------------------------------------------------------------------------------------------------------------------



                                                                  Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------
                                                              Ratio                     Ratio
                                                             of Net                    of Net
                                              Ratio of   Investment     Ratio of   Investment
                                               Expenses    Income to     Expenses    Income to
                                             to Average      Average   to Average      Average
                                             Net Assets   Net Assets   Net Assets   Net Assets
                                                 Before       Before        After        After  Portfolio
Year Ended                     Ending Net    Reimburse-   Reimburse-   Reimburse-   Reimburse-   Turnover
May 31,                      Assets (000)          ment         ment     ment (a)     ment (a)       Rate
-----------------------------------------------------------------------------------------------------------
MARYLAND
Class A (9/94)
1998                             $ 17,427          1.00%        4.56%         .94%        4.62%         7%
1997(c)                            12,977          1.02*        4.83*         .95*        4.90*         3
1997(d)                            11,788          1.12         4.67         1.00         4.79          4
1996(d)                             6,860          1.33         4.41         1.00         4.74         17
1995(e)                             1,605          1.59*        4.67*        1.00*        5.26*        35
Class B (3/97)
1998                                2,332          1.75         3.79         1.69         3.85          7
1997(f)                               150          1.76*        3.94*        1.70*        4.00*         3
Class C (9/94)
1998                                2,606          1.55         4.01         1.49         4.07          7
1997(c)                             2,103          1.57*        4.28*        1.50*        4.35*         3
1997(d)                             1,985          1.87         3.93         1.75         4.05          4
1996(d)                             1,438          2.06         3.73         1.75         4.04         17
1995(e)                               860          1.86*        4.44*        1.75*        4.55*        35
Class R (12/91)
1998                               44,599           .80         4.76          .74         4.82          7
1997(c)                            43,306           .82*        5.03*         .75*        5.10*         3
1997(d)                            43,738           .87         4.94          .75         5.06          4
1996(d)                            47,389          1.04         4.78          .75         5.07         17
1995(d)                            42,741           .89         5.14          .75         5.28         35
1994(d)                            47,822           .86         4.74          .75         4.85          4
-----------------------------------------------------------------------------------------------------------

PENNSYLVANIA**
Class A (10/86)
1998                             $ 65,826           .95%        4.94%         .61%        5.28%        20%
1997                               55,667          1.09         5.22          .70         5.61         46
1996                               44,392          1.13         5.42          .79         5.76         65
1995                               42,600          1.29         5.68          .89         6.08         50
1994                               42,226          1.17         5.55          .91         5.80         21
Class B (2/97)
1998                                2,640          1.70         4.14         1.34         4.50         20
1997(f)                               229          1.72*        4.47*        1.35*        4.84*        46
Class C (2/94)
1998                                8,912          1.50         4.39         1.16         4.73         20
1997                                6,320          1.63         4.68         1.25         5.06         46
1996                                4,442          1.34         5.19         1.68         4.85         65
1995                                3,118          1.39         5.50         1.84         5.05         50
1994(f)                             1,697          1.41*        4.91*        1.68*        4.64*        21
Class R (2/97)
1998                               61,180           .75         5.14          .41         5.48         20
1997(f)                            57,383           .77*        5.45*         .39*        5.83*        46
-----------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c) For the four months ended May 31.

(d) For year ended January 31.

(e) From commencement of class operations as noted through January 31.

(f) From commencement of class operations as noted.

  Selected data for a share outstanding throughout each period is as follows:
                                        ----------------------

Class (Inception Date)
                                               Investment Operations              Less Distributions
                                         --------------------------------  --------------------------------



                                                             Net
                              Beginning                Realized/                                                Ending
                                    Net         Net   Unrealized                  Net                              Net
Year Ended                        Asset  Investment   Investment           Investment     Capital                Asset        Total
May 31,                           Value  Income (a)  Gain (Loss)    Total      Income        Gain     Total      Value   Return (b)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA**
Class A (3/86)
1998                            $ 10.66       $ .56        $ .41    $ .97      $ (.56)    $ (.01)    $ (.57)   $ 11.06       9.30%
1997                              10.40         .58          .25      .83        (.57)        --       (.57)     10.66       8.20
1996                              10.56         .57         (.15)     .42        (.58)        --       (.58)     10.40       4.03
1995                              10.36         .59          .20      .79        (.59)        --       (.59)     10.56       7.99
1994                              10.82         .60         (.31)     .29        (.60)      (.15)      (.75)     10.36       2.62
Class B (2/97)
1998                              10.66         .48          .41      .89        (.48)      (.01)      (.49)     11.06       8.53
1997(c)                           10.62         .16          .04      .20        (.16)        --       (.16)     10.66       1.94
Class C (10/93)
1998                              10.65         .50          .42      .92        (.50)      (.01)      (.51)     11.06       8.81
1997                              10.39         .52          .26      .78        (.52)        --       (.52)     10.65       7.61
1996                              10.56         .51         (.16)     .35        (.52)        --       (.52)     10.39       3.37
1995                              10.36         .53          .20      .73        (.53)        --       (.53)     10.56       7.40
1994(c)                           11.24         .34         (.78)    (.44)       (.34)      (.10)      (.44)     10.36      (7.13)*
Class R (2/97)
1998                              10.66         .59          .41     1.00        (.59)      (.01)      (.60)     11.06       9.54
1997(c)                           10.62         .20          .04      .24        (.20)        --       (.20)     10.66       2.26
------------------------------------------------------------------------------------------------------------------------------------



                                                                   Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
                                                                  Ratio                     Ratio
                                                                 of Net                    of Net
                                                  Ratio of   Investment     Ratio of   Investment
                                                  Expenses    Income to     Expenses    Income to
                                                to Average      Average   to Average      Average
                                                Net Assets   Net Assets   Net Assets   Net Assets
                                                    Before       Before        After        After  Portfolio
Year Ended                        Ending Net    Reimburse-   Reimburse-   Reimburse-   Reimburse-   Turnover
May 31,                         Assets (000)          ment         ment     ment (a)     ment (a)       Rate
---------------------------------------------------------------------------------------------------------------
VIRGINIA**
Class A (3/86)
1998                               $ 133,966           .90%        4.99%         .74%        5.15%         3%
1997                                 122,252          1.00         5.19          .74         5.45         23
1996                                 117,677          1.06         5.18          .83         5.41         17
1995                                 112,643          1.10         5.50          .79         5.81         50
1994                                 107,502          1.06         5.11          .64         5.53         17
Class B (2/97)
1998                                   3,894          1.64         4.20         1.51         4.33          3
1997(c)                                  381          1.66*        4.49*        1.47*        4.68*        23
Class C (10/93)
1998                                  15,660          1.44         4.44         1.29         4.59          3
1997                                  11,700          1.55         4.63         1.29         4.89         23
1996                                  10,978          1.60         4.62         1.38         4.84         17
1995                                   6,537          1.65         4.93         1.34         5.24         50
1994(c)                                4,759          1.79*        4.20*        1.14*        4.85*        17
Class R (2/97)
1998                                  58,734           .70         5.19          .54         5.35          3
1997(c)                               57,002           .71*        5.50*         .52*        5.69*        23
---------------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c) From commencement of class operations as noted.

----
39

Building a Better Portfolio
Can Make You a Successful Investor





Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth

Nuveen Rittenhouse Growth Fund


Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund


Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information






Board of Trustees                       Transfer Agent and
                                        Shareholder Services
Robert P. Bremner
Lawrence H. Brown                       As of August 8, 1998
Anthony T. Dean                         The Chase Manhattan Bank
Anne E. Impellizzeri                    4 New York Plaza
Peter R. Sawers                         New York, NY 10004-2413
William J. Schneider                    (800) 257-8787
Timothy R. Schwertfeger
Judith M. Stockdale                     Legal Counsel

                                        Morgan, Lewis &
                                        Bockius LLP
                                        Washington, D.C.
Fund Manager
                                        Independent Public
Nuveen Advisory Corp.                   Accountants
333 West Wacker Drive
Chicago, IL 60606                       Arthur Andersen LLP
                                        Chicago, IL

                       Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

1898
Nuveen 1998
Our Second Century
Helping investors sustain wealth of a lifetime.(TM)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com